As filed with the U.S. Securities and Exchange Commission on April 22, 2022
Registration No. 333-164173

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6
SEC File No 811-3068
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST EFFECTIVE AMENDMENT NO. 13 [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 46 [X]
John Hancock Variable Life Account U
(Exact Name of Registrant)
John Hancock Life Insurance Company (U.S.A.)
(Name of Depositor)
200 Berkeley Street
Boston, MA 02116
(Complete address of depositor’s principal executive offices)
Depositor's Telephone Number: 617-572-6000

JAMES C. HOODLET
John Hancock Life Insurance Company (U.S.A.)
U.S. INSURANCE LAW
200 BERKELEY ST.
BOSTON, MA 02116
(Name and complete address of agent for service)

Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness of this amendment.
It is proposed that this filing will become effective (check appropriate box):
[ ] immediately upon filing pursuant to paragraph (b)
[X] on April 25, 2022, pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on _____ pursuant to paragraph (a)(1) of Rule 485 under the Securities Act.
If appropriate check the following box
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

John Hancock Variable Life Account U

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(“John Hancock USA”)

Flexible Premium Variable Universal Life Insurance Policy

MEDALLION VARIABLE UNIVERSAL LIFE EDGE

Prospectus dated April 25, 2022

You may choose to allocate your account value to one or more of the options that the policies make available for that purpose. These options include our “variable investment accounts,” where the account value will vary directly with the positive or negative investment experience of underlying investment “portfolios.” To provide you with that investment experience, amounts that you allocate to a variable investment account are held in a corresponding “subaccount” of John Hancock Variable Life Account U (“Separate Account”), and the subaccount invests those amounts exclusively in one of the portfolios.

You may also allocate account value to a “fixed account” that the policy makes available. This prospectus provides detailed information about all such options to which you can allocate your account value.

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including variable life insurance, has been prepared by the SEC’s staff and is available at Investor.gov.

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APPENDIX: PORTFOLIOS AVAILABLE UNDER THE POLICY	Appendix-1

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KEY INFORMATION

Important Information You Should Consider About the Policy

FEES AND EXPENSES
Charges for Early Withdrawals

There are contingent deferred sales charges (“CDSC”) assessed upon surrender within the stated period or upon reduction of Basic Sum Insured as part of a partial withdrawal. The maximum CDSC charge is 100% of first year Target Premium for surrenders in policy years 1-3.

There are also partial withdrawal charges assessed if your make a partial withdrawal. The maximum partial withdrawal charge is equal to the lesser of 2% of the withdrawal amount or $20.

				FEE TABLE Deductions from account value

Transaction Charges

In addition to surrender charges (if applicable), you may also be charged for the following transactions:

A premium sales charge and a premium tax charge will be deducted from each premium paid.

An Additional Sum Insured (“ASI”) reduction charge upon decrease in the Additional Sum Insured during the first 20 policy years.

A transfer charge may be deducted upon transfers into or out of a variable investment account after you have made more than 12 such transfers in a year.

				FEE TABLE Deductions from premium payments Deductions from account value

Ongoing Fees and Expenses (annual charges)

In addition to surrender charges and transaction charges, you will also be subject to certain ongoing fees and expenses, including an insurance charge, issue charge, administrative charge, asset-based risk charge, policy loan costs, and supplementary benefit rider charges. Some of these fees and expenses are based wholly or in part on the characteristics of the insured person (e.g., age, sex, and underwriting classification). You should view the “policy specifications” page of your policy for rates applicable to your policy.

You will also bear expenses associated with the portfolios under the policy, as shown in the following table:

				FEE TABLE Deductions from account value Charges at the portfolio level APPENDIX
	Annual Fee	Minimum	Maximum

	Variable investment accounts (portfolio fees and expenses)	0.39%	1.68%

RISKS

Risk of Loss	You can lose money by investing in this policy.	PRINCIPAL RISKS OF INVESTING IN A POLICY

Not a Short-Term Investment	This policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The policy is unsuitable as a short-term savings vehicle because of substantial policy-level charges, including the premium charge and the surrender charge, as well as potential adverse tax consequences from such short-term use.	Access to Funds Risk/Not a Short-Term Investment

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Risks Associated with Investment Options	An investment in this policy is subject to the risk of poor performance and can vary depending on the performance of the account allocation options available under the policy (e.g., portfolios). Each such option (including the fixed account) will have its own unique risks, and you should review these options before making an allocation decision.	Investment Risk/Risk of Loss

Insurance Company Risks	Your investment in the policy is subject to risks related to John Hancock USA, including that the obligations (including under the fixed account options), guarantees, or benefits are subject to the claims-paying ability of John Hancock USA. Information about John Hancock USA, including its financial strength ratings, is available upon request from your John Hancock USA representative. Our current financial strength ratings can also be obtained by contacting the Service Office at 1-800-777-1377.	Depositor Registrant

Policy Lapse	Unless the Guaranteed Death Benefit feature is in effect, your policy (or part of it) can terminate (i.e., “lapse”) if the account value of your policy is insufficient to pay the charges when due. This can happen as a result of insufficient premium payments, poor performance of the variable or general account options you have chosen, withdrawals, or unpaid loans or loan interest. You will be given a grace period within which to make additional premium payments to keep the policy in effect. If lapse occurs, you’ll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.	Lapse and Reinstatement

RESTRICTIONS

Investments

There are restrictions that may limit the variable investment account options and general account options (including the fixed account) that you may choose, as well as limitations on the transfer of account value among those options. These restrictions may include a monthly limit on the number of transfers you may make. We may also impose additional restrictions to discourage market timing and disruptive trading activity.

In particular, your allocation options will be affected if you elect to take a loan or receive benefits under certain supplementary benefit riders.

Among other things, the policy also allows us to eliminate the shares of a portfolio or substitute shares of another new or existing portfolio, subject to applicable legal requirements.

Limitations on transfers to or from a variable investment account

Limitations on transfers out of the fixed account

Effect of Loans on Cash Value and Death Benefit

Long-Term Care Acceleration Rider

Portfolios

Optional Benefits	There are restrictions and limitations relating to optional benefits, as well as conditions under which an optional benefit may be modified or terminated by us. For example, certain supplementary benefit riders may be subject to underwriting, and your election of an option may result in restrictions upon some of the policy benefits, including availability of investment options.	More About Certain Optional Benefits

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TAXES

Tax Implications	You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy. There is no additional tax benefit to you if the policy is purchased through a tax-qualified plan or an individual retirement account (IRA). If we pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax, with any portion not treated as a return of your premiums includible in your income. Distributions also are subject to tax penalties under some circumstances.	Tax Consequences of Owning a Policy

CONFLICTS OF INTEREST

Investment Professional Compensation	Some investment professionals may receive compensation for selling the policy, including by means of commissions and revenue sharing arrangements. These investment professionals may have a financial incentive to offer or recommend this policy over another investment.	Commissions Paid to Dealers

Exchanges	Some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own, and you should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing policy.	Commissions Paid to Dealers

OVERVIEW OF THE POLICY

Purpose

The purpose of the policy is to provide lifetime protection against economic loss due to the death of the insured person, to help you accumulate assets through variable investment and fixed accounts that we make available, and to provide or supplement your retirement income. The policy may be appropriate for persons seeking both life insurance protection and the potential for the accumulation of cash values. However, fees, substantial policy-level charges, the CDSC, expenses and tax implications can make variable life insurance unsuitable as a short-term savings vehicle.

Premiums

We call the investments you make in the policy “premiums” or “premium payments.” The Minimum Initial Premium is a dollar amount that is stated in your policy specifications and that must be paid to us in full before your policy will take effect. Premium payments after the initial premium may not be required, but you must pay enough premium to keep the policy in force. That’s why the policy is called a “flexible premium” policy. After the payment of the initial premium, premiums may be paid at any time and in any amount until the insured person’s attained age 100, subject to the need to pay enough premium to keep the policy in force, and to limitations on maximum premium amount.

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds this limit. In addition, in order to limit our investment risk exposure under certain market conditions, we may refuse to accept additional premium payments.

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From each premium payment you make, we deduct the applicable premium charges identified in the FEE TABLE. We invest the rest (the “net premium”) in the variable investment accounts or any fixed account you’ve elected.

The policy offers a number of variable investment accounts. You can find some important information about each portfolio in the APPENDIX , but for a full description of each portfolio, including the investment objectives and strategies, policies, restrictions, and risks, you should read the portfolio’s prospectus carefully before investing in the corresponding variable investment account.

You can also allocate account value to the fixed account (where it is credited with rates of interest that we declare from time to time but will never be less than a minimum rate guaranteed in your policy specifications).

If the surrender value is insufficient to pay the charges when due and the Guaranteed Death Benefit feature is not in effect, your policy can terminate (i.e., “lapse”). This can happen because you haven’t paid enough premium or because the investment performance of the variable investment accounts you’ve chosen has been poor, or because of a combination of both factors.

Policy Features

Death benefit. When the insured person dies, we will pay the “death benefit” minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application.

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Option A. The death benefit will equal the greater of (1) the Total Sum Insured or (2) the minimum insurance amount under the “guideline premium and cash value corridor test” or under the “cash value accumulation test,” as set forth in your policy. The “Total Sum Insured” is the amount of life insurance coverage equal to the “Basic Sum Insured” plus any “Additional Sum Insured,” as set forth in your policy.

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Option B. The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death, or (2) the minimum insurance amount under the “guideline premium and cash value corridor test.”

Surrender of the policy. You may surrender the policy in full while the insured person is alive. If you do, we will pay you the account value less any outstanding policy debt and less any contingent deferred sales charge that then applies. This is called your “surrender value.”

Withdrawals. You may make a partial withdrawal of your surrender value at any time after the first policy year. Each withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a withdrawal if it would reduce the surrender value or the Total Sum Insured below certain minimum amounts.

Policy loans. If your policy is in force and has sufficient account value, you may borrow from it at any time by completing the appropriate form. Generally, the minimum amount of each loan is $300. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. If there is an outstanding loan the amount of the loan and accrued interest will be deducted from the death benefit and other policy proceeds.

Supplementary benefits. When you apply for the policy, you can request any of the below-listed supplementary benefit riders that we make available. Availability of riders varies from state to state. Charges for most riders will be deducted monthly from the account value. Some riders may not be available in combination with other riders or benefits.

•	Disability Waiver of Charges Rider

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•	Living Care Benefit Rider

•	Age 100 Waiver of Charges Rider

•	Children’s Insurance Benefit Rider

•	Accidental Death Benefit Rider

•	Enhanced Cash Value Rider

•	Long-Term Care Acceleration Rider

You can find information about the fees we charge for these riders under “Optional Benefit Charges” in the Fee Table below. We also offer, at no charge, a dollar cost averaging (“DCA”) program and an asset allocation balancer program.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the policy. Please refer to your policy specifications for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender or make withdrawals from the policy, or transfer account value between investment options.

TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Premium sales charge (fn1)	Upon payment of premium	4% of any premium paid
Tax Charge	Upon payment of premium	3.60% of each premium paid
Maximum contingent deferral sales charge (“CDSC”) (fn2)	Upon surrender of policy within the period stated Upon reduction of Basic Sum Insured as a result of a partial withdrawal or a written request	100% of first year Target Premium for surrenders in policy years 1-3 Pro rata portion of applicable CDSC
Maximum ASI reduction charge (fn3)	Upon decrease in Additional Sum Insured (ASI) during the first 20 policy years	$17.40 per $1,000 of decrease in ASI
Maximum partial withdrawal charge	Upon making a partial withdrawal	Lesser of 2% of withdrawal amount or $20
Maximum transfer charge (fn4)	Upon each transfer into or out of a variable investment account beyond an annual limit of 12	$25
Enhanced Cash Value Rider Charge	Upon payment of premium	4% of all premiums paid in the first policy year up to the Target Premium
Living Care Benefit Rider (fn5)	Only if benefit is exercised	Charge is embedded in discounting of death benefit paid in advance

(fn1) This charge is 4% of any premium paid in years 1-5 and 3% of any premium paid in policy year 6 and thereafter.

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(fn2) The “Target Premium” for each policy year is determined at the time the policy is issued and appears in your policy specifications. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium. The CDSC percentage decreases in later policy years as follows: for policy years 4-6, it is 95%; for policy year 7, it is 90%; for policy year 8, it is 70%; for policy year 9, it is 40%; and for policy years 10 and later, it is 0%.

(fn3) A table in the policy will state the maximum rate for this charge per $1,000 of ASI, based on the insured person’s issue age, insurance risk characteristics and (usually) gender. The rates range from less than $1 per $1,000 of ASI for issue ages of 40 or less up to the maximum shown in the table for an issue age 81 male tobacco risk. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.

(fn4) This charge is not currently imposed, but we reserve the right to do so in the policy.

(fn5) Applicable state regulations currently limit the discount percentage to the greater of (i) the yield on 90 day U.S. Treasury bills at the time the discount is determined, and (ii) the policy’s maximum loan interest rate at the time the discount is determined

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses.

PERIODIC CHARGES OTHER THAN ANNUAL PORTFOLIO EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Base Policy Charges:
Insurance charge (fn1)	Monthly
Minimum charge		$0.06 per $1,000 of AAR
Maximum charge		$83.33 per $1,000 of AAR
Charge for a representative insured person		$0.14 per $1,000 of AAR
Maximum administrative charge	Monthly	$31 during first policy year $11 during second policy year and thereafter
Issue charge: (fn2)	Monthly
Minimum charge		1.3% of Target Premium
Maximum charge		1.63% of Target Premium
Charge for a representative insured person		1.3% of Target Premium
Asset-based risk charge (fn3)	Monthly

.07% (monthly rate) of first $25,000 of account value

.07% (monthly rate) of all amounts in excess of $25,000 in policy years 1-5

.03% (monthly rate) of all amounts in excess of $25,000 in policy year 6 and thereafter

Maximum policy loan interest rate (fn4)	Accrues daily, payable annually	4.75%

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Charge	When Charge is Deducted	Amount Deducted
Optional Benefit Charges:
Disability Waiver of Charges Rider (fn5)	Monthly
Minimum charge		5% of all other monthly charges
Maximum charge		50% of all other monthly charges
Charge for representative insured person		15% of all other monthly charges
Age 100 Waiver of Charges Rider: (fn6)	Monthly
Minimum charge		$0.0001 per $1,000 of AAR
Maximum charge		$2.28 per $1,000 of AAR
Charge for representative insured person		$0.0003 per $1,000 of AAR
Children’s Insurance Benefit Rider	Monthly	$0.50 per $1,000 of Rider Sum Insured
Accidental Death Benefit Rider (fn7)	Monthly
Minimum charge		$0.75 per $1,000 of accidental death benefit
Maximum charge		$1.71 per $1,000 of accidental death benefit
Charge for representative insured person		$0.78 per $1,000 of accidental death benefit
Long-Term Care Acceleration Rider (fn8)	Monthly
Minimum charge		5% of all other monthly charges
Maximum charge		9% of all other monthly charges
Charge for representative insured person		9% of all other monthly charges

(fn1) The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the “AAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the Total Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The minimum rate shown is the rate in the first policy year for a $1,000,000 policy for a 10 year old female preferred underwriting risk. The maximum rate shown is the rate in the first policy year for a $100,000 all Basic Sum Insured for a 99 year old male substandard tobacco underwriting risk. This includes the so-called “extra mortality charge.” The representative insured person rate shown is for a 35 year old male standard non-tobacco underwriting risk with a $100,000 policy. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.

(fn2) The issue charge is a percentage of the Target Premium at issue and is assessed whether or not the Target Premium is actually paid. The percentage does not vary by the gender, issue age or risk classification of the insured person. The percentage will vary by the death benefit option selected. The minimum rate shown is for a policy issued with a death benefit Option A. The maximum rate shown is for a policy issued with a death benefit Option B. The representative insured person rate shown is for a policy issued with death benefit Option A. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.

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(fn3) This charge only applies to that portion of account value held in the variable investment accounts. The charge does not apply to the fixed account.

(fn4) 4.75% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 4.50% for policy years 11-20 and, under our current rules, is 4.00% thereafter. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 4.00%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

(fn5) The charge for this rider is determined by multiplying the total amount of all other monthly policy level charges by the applicable rate. The rates vary by the attained age and the disability insurance risk characteristics of the insured person. The minimum rate shown is for a 64 year old preferred underwriting risk. The maximum rate shown is for a 55 year old substandard underwriting risk. The representative insured person rate shown is for a 35 year old standard underwriting risk. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.

(fn6) The charge for this rider is determined by multiplying the AAR by the applicable rate. The rates vary by the issue age, the insurance risk characteristics and gender of the insured person. The minimum rate shown is for a 20 year old male tobacco underwriting risk. The maximum rate shown is for an 85 year old female preferred non-tobacco underwriting risk. The representative insured person rate shown is for a 35 year old male standard non-tobacco underwriting risk. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.

(fn7) The charge for this rider is determined by multiplying the amount of accidental death benefit selected by the applicable rate. The rates vary by the attained age and the ADB risk characteristics of the insured person. The minimum rate shown is for an insured person less than 1 year of age with the lowest ADB risk rating (1.0). The maximum rate shown is for a 65 year old with the highest ADB rating (1.5). The representative insured person rate shown is for a 35 year old with an ADB rating of 1.0. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.

(fn8) The charge for this rider is determined by multiplying the total amount of all other monthly charges by the applicable rate. The rates vary by the LTC insurance risk characteristics of the insured person and the rider benefit level selected. The minimum rate shown is for a standard underwriting risk with a 1% Monthly Acceleration Percentage. The maximum rate shown is for a substandard underwriting risk with a 4% Monthly Acceleration Percentage. The representative insured person rate shown is for a standard underwriting risk with a 4% Monthly Acceleration Percentage. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.

The next item shows the minimum and maximum total operating expenses charged by the portfolios that you may pay periodically during the time that you own the policy. A complete list of the portfolios available under the policy, including their annual expenses, may be found at the back of this document.

Annual Portfolio Expenses	Minimum	Maximum
Range of expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.39%	1.68%

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GENERAL DESCRIPTION OF THE POLICY

Policy Rights

Owner and beneficiary. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy. Whenever we’ve used the term “you” in this prospectus, we’ve assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While the insured person is alive, you will have a number of options under the policy. These options include:

•	Determine when and how much you allocate to the variable investment accounts and any fixed account

•	Borrow or withdraw amounts you have in the variable investment account and any fixed account

•	Change the beneficiary who will receive the death benefit

•	Change the amount of insurance

•	Surrender the policy for its surrender value

•	Choose the form in which we will pay out the death benefit or other proceeds

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person’s death. Until the death of the insured person you can change your beneficiary by written request. Such a change requires the consent of any named irrevocable beneficiary. A new beneficiary designation will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

Allocation of Premiums

Any premium payment processed prior to the twentieth day after the policy’s Issue Date will automatically be allocated to the Money Market variable investment account. On the later of the date such payment is received or the twentieth day following the Issue Date, the portion of the Money Market variable investment account attributable to such payment will be reallocated automatically among the variable investment accounts and any fixed account you have chosen. All other premium payments will be allocated among the variable investment accounts and any fixed account you have chosen as soon as they are processed. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%. At any time, you may change the variable investment accounts or any fixed account in which future premium payments will be invested.

There are restrictions that may limit the variable account investment options and fixed account options that you may choose, as well as limitations on the transfer of policy value among those options. For example, your investment options will be limited if you exercise benefits under the Long-Term Care Acceleration Rider. Specifically, all value you have in the variable investment accounts will automatically be transferred to the fixed account, and, so long as you continue to receive any of those benefits, you will not be permitted to allocate any additional amounts to the variable investment accounts.

Transfers of Account Value

You may transfer your account value from one variable investment account or any fixed account to another, subject to the limitations discussed below. To do so, you must tell us how much to transfer, either as a whole

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number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any variable investment account in any policy year is $1,000,000.

We have adopted policies and procedures with respect to frequent transfers of account value among variable investment accounts.

Limitations on transfers to or from a variable investment account. Our current practice is to restrict transfers into or out of variable investment accounts to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market variable investment account even if the two transfers per month limit has been reached, but only if 100% of the account value in all variable investment accounts is transferred to the Money Market variable investment account. If such a transfer to the Money Market variable investment account is made, then for the 30 calendar day period after such transfer no transfers from the Money Market variable investment account to any other variable investment account or any fixed account may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the variable investment accounts in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment account into a second variable investment account, the values can only be transferred out of the second variable investment account if they are transferred into the Money Market variable investment account; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market variable investment account may not be transferred out of the Money Market variable investment account into any other variable investment account or any fixed account for 30 calendar days.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the variable investment accounts in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number and timing of transfers, we will monitor aggregate trades among the subaccounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any variable investment account or portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

We will apply these limitations uniformly to each class of policies.

Frequent transfers among variable investment accounts. Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment accounts on a daily basis and allow transfers among variable investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency.

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Whatever the reason, long-term investors in any variable investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the variable investment account’s portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. We also reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which would be 12 or more).

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Limitations on transfers out of the fixed account. Transfers out of the fixed account are currently subject to the following restrictions:

•	You can only make such a transfer once in each policy year.

•	Any transfer request received within 6 months of the last transfer out of a fixed account will not be processed until such 6 month period has expired.

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The most you can transfer at any one time is the greater of (i) $500, (ii) 20% of the assets in your fixed account or (iii) the amount transferred out of your fixed account during the previous policy year.

We reserve the right to impose limits on the minimum amount of each transfer out of the fixed account and the maximum amount of any transfer into the fixed account after the second policy year. We also reserve the right to impose different restrictions on any additional fixed account that we may offer in the future.

If there is a default as described in the “Lapse and Reinstatement” provision and a grace period is triggered, you will be prohibited from making any transfers among variable investment and fixed accounts while the grace period remains in effect.

Potential additional limitations. We reserve the right to take other actions to restrict transfers, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, (iii) restricting transfers into and out of certain variable investment accounts, (iv) restricting the method used to submit transfers, and (v) deferring a transfer at any time we are unable to purchase or redeem shares of the portfolio. We may also impose additional administrative conditions upon or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right. A portfolio also may require us to impose additional trading restrictions if violations of its policies against frequent or disruptive trading in its shares are discovered.

Dollar cost averaging and asset allocation balancer programs. The dollar cost averaging (“DCA”) program is a program of automatic monthly transfers out of the Money Market investment account into one or more of the other variable investment or fixed accounts. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Scheduled transfers under this option may be made from the Money Market investment account to not more than nine other variable

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investment accounts. However, the amount transferred to any one investment option must be at least $100. Once we receive the election in form satisfactory to us at our Service Office, transfers will begin on the second monthly deduction date following its receipt. Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment account, or until we receive written notice from you of cancellation of the option or notice of the death of the insured person.

The asset allocation balancer program is a program that automatically re-sets the percentage of your account value allocated to the variable investment accounts. Over time, the variations in the investment results for each variable investment account you’ve elected will shift the percentage allocations among them. The “rebalancing” program will periodically transfer your account value among the variable investment accounts to reestablish the preset percentages you have chosen. Rebalancing would usually result in transferring amounts from a variable investment account with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a variable investment account with relatively lower current investment performance to one with relatively higher current investment performance.

This rebalancing program can be elected in the application or by sending the appropriate form to our Service Office. You must specify the frequency for rebalancing (quarterly, semi-annually or annually), the preset percentage for each variable investment account and a future beginning date. The first rebalancing will occur on the monthly deduction date that occurs on or next follows the beginning date you select. Once elected, rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the insured person. If you cancel rebalancing, you will have to wait 30 days before you can start it again. The fixed investment account does not participate in and is not affected by rebalancing. We reserve the right to modify, terminate or suspend the rebalancing program at any time.

Any transfer made under the DCA or asset allocation balancer program will not count toward the annual transfer limit. No fee is charged for these programs.

General Account

The fixed account is part of our general account. Our general account consists of all assets owned by us other than those in the Separate Account and any other separate accounts which we have established and may establish. Any interest credited to a policy owner from an investment in a fixed account, and any guaranteed benefits we may provide under the policy that exceed the value of amounts held in the Separate Account, will be paid from the Company’s general account and are subject to the Company’s financial strength and claims paying ability. Subject to applicable law, John Hancock USA has sole discretion over the investment of the assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. John Hancock USA bears full investment risk for all amounts allocated to the fixed account.

Because of exemptive and exclusionary provisions, interests in our fixed account have not been and will not be registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts. Disclosures regarding the general account, however, are subject generally to applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

The fixed account. Account value allocated to any fixed account will accrue interest daily at an effective annual rate that we determine and that depends on a number of significant considerations in addition to the actual investment experience we expect for the general account. We currently offer only one fixed account — the standard fixed account. The effective annual rate we declare for the fixed account will never be less than 4%. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so. Any interest we credit in excess of the guaranteed

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interest crediting rate will be based on our sole discretion. Additionally, interest credited on a non-guaranteed basis varies over time is rarely the same year-over-year and there may be extended periods of time during which no interest above the guaranteed minimum is declared.

PREMIUMS

Purchase Procedures

Generally, the policy is available with a minimum Basic Sum Insured at issue of $100,000. At the time of issue, the insured person must have an attained age of no more than 85. The insured person must meet certain health and other insurance risk criteria called “underwriting standards.”

Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.

The Minimum Initial Premium is set forth in your policy specifications. Factors that determine the Minimum Initial Premium amount is determined by us based on the characteristics of the insured person, the Basic Sum Insured and the Additional Sum Insured at issue, and the policy options you have selected. Premium payments after the initial premium may not be required, but you must pay enough premium to keep the policy in force. That’s why the policy is called a “flexible premium” policy.

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock USA Service Office at the appropriate address shown on the back cover of this prospectus. We will also accept premiums by wire or by exchange from another insurance company, via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or if we agree to it, through a salary deduction plan with your employer.

Premium Amount

In addition to the Minimum Initial Premium, your policy specifications will also show the “Planned Premium” that you chose for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums — annually, semi-annually, quarterly or monthly. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. Payment of Planned Premiums is not necessarily required, however. You need only pay enough premium to keep the policy in force.

The amount and frequency of the Planned Premium are determined by you, in consultation with your financial advisor, based upon your financial objectives for the policy. Depending upon the amount and timing of your actual premium payments, investment results, changing objectives and other factors, you may need to change the amount and frequency of your premium payments from the Planned Premium amount in order for the policy to continue to support your financial objectives. You may be required to pay additional premiums beyond the Planned Premium amount in order to keep your policy from lapsing. You should request in-force illustrations periodically in order to help assure that you are keeping on track with your objectives.

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. Also, in order to limit our exposure to unanticipated investment risk, we may refuse to accept additional premium payments. For example, with large premium payments in an environment of decreasing interest rates, we may not be able to acquire investments for our general account that will sufficiently match the liabilities we are incurring under our fixed account guarantees. Excessive allocations may also interfere with the effective management of our variable investment accounts, if we are unable to make an orderly

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investment of the additional premium into the variable investment accounts. Also, we may refuse to accept or limit an amount of premium if the amount of the premium would increase our insurance risk exposure, and the insured person doesn’t provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

We will notify you in writing of our refusal to accept premium and will promptly thereafter take the necessary steps to return the premium to you. Notwithstanding the foregoing limits on the premium that we will accept, we will not refuse to accept any premium necessary to prevent the policy from terminating or to keep the Guaranteed Death Benefit feature in effect.

Processing Premium Payments

We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

(1) We will process a payment received prior to a policy’s Issue Date as if received on the business day immediately preceding the Issue Date.

(2) If the Minimum Initial Premium is not received prior to the Issue Date, we will process each premium payment received thereafter as if received on the business day immediately preceding the Issue Date until all of the Minimum Initial Premium is received.

(3) We will process the portion of any premium payment for which we require evidence of the insured person’s continued insurability only after we have received such evidence and found it satisfactory to us.

(4) If we receive any premium payment that we think will cause a policy to become a modified endowment contract or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

•	The tax problem resolves itself prior to the date the refund is to be made; or

•

The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

(5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Premium Due Dates

Unless the Guaranteed Death Benefit feature is in effect, your policy (or part of it) can terminate (i.e., “lapse”) if the account value of your policy is insufficient to pay the charges when due. This can happen because you haven’t paid enough premiums or because the investment performance of the variable investment accounts you’ve chosen has been poor or because of a combination of both factors. You will be given a 61-day grace period within which to make additional premium payments to keep the policy in effect. If you don’t pay at least the required amount by the end of the grace period, your policy (or part of it) will lapse. If your policy lapses, all coverage under the policy will cease. If lapse occurs, you’ll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

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Guaranteed Death Benefit Feature

This feature guarantees that your Basic Sum Insured will not terminate, regardless of adverse investment performance, if on each “grace period testing date” the amount of cumulative premiums you have paid (less all withdrawals from the policy and all outstanding loans) equals or exceeds the sum of all Guaranteed Death Benefit Premium (“GDB Premium”) due to date. For the first 5 policy years, the same applies to any amount of Additional Sum Insured. If the Guaranteed Death Benefit test is not satisfied on any grace period testing date, the guaranteed death benefit feature will not be “in effect” on that date. We currently test on a quarterly basis, but reserve the right to test on each monthly deduction date.

Your policy will show three types of GDB Premium (or such other types as permitted by your policy’s Issue Date):

•

5 Year GDB Premium - This is used on each grace period testing date until the 5th policy anniversary. The total GDB Premium that is “due to date” on any grace period testing date during this period is equal to the 5 Year GDB Premium times the number of elapsed policy months from the policy’s Issue Date through the grace period testing date.

•

Age 65/10 Year GDB Premium - This is used on each grace period testing date that occurs on and after the 5th policy anniversary until the later of (i) the policy anniversary nearest the insured person’s 65th birthday or (ii) the 10th policy anniversary. The total GDB Premium that is “due to date” on any grace period testing date during this period is equal to the Age 65/10 Year GDB Premium times the number of elapsed policy months from the policy’s Issue Date through the grace period testing date.

•

Age 100 GDB Premium - This is used on each grace period testing date that occurs on and after the policy anniversary nearest the insured person’s 65th birthday (or, if later, the 10th policy anniversary) until the policy anniversary nearest the insured person’s 100th birthday. The total GDB Premium that is “due to date” on any grace period testing date during this period is equal to the Age 100 GDB Premium times the number of elapsed policy months from the policy’s Issue Date through the grace period testing date.

The Age 100 GDB Premium is higher than the Age 65/10 Year GDB Premium which in turn is higher than the 5 Year GDB Premium, but none of them will ever be greater than the so-called “guideline premium” for the policy as defined in Section 7702 of the Code. The GDB Premium varies from policy to policy based upon a number of factors, including the insured person’s issue age, insurance risk characteristics and (generally) gender.

For the first 5 policy years, the Guaranteed Death Benefit feature applies to both the Basic Sum Insured and Additional Sum Insured then in effect. On the 5th policy anniversary and thereafter, the Guaranteed Death Benefit feature applies only to the Basic Sum Insured in effect when we issue the policy and does not apply to any amount of Additional Sum Insured. In any policy year, the Guaranteed Death Benefit feature will cease to be in effect if you increase the Basic Sum Insured. The amount of the Basic Sum Insured that is guaranteed will be reduced to the extent that we pay it to you under a Living Care Benefit Rider while the insured is living. If there are monthly charges that remain unpaid because of this Guaranteed Death Benefit feature, we will deduct such charges when there is sufficient surrender value to pay them.

If an insufficient amount of GDB Premium has been paid on a grace period testing date, and your policy would lapse for failure to pay charges then due, we will provide you with a notification.

STANDARD DEATH BENEFITS

Standard Death Benefits

Effectiveness and Policy Date. After you apply for a policy, we gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person’s risk classification should be. After

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we approve an application for a policy and assign an appropriate insurance risk classification, we will prepare the policy for delivery. The policy will take effect only if all of the following conditions are satisfied:

•	The policy is delivered to and received by the applicant.

•	The Minimum Initial Premium is received by us.

•	The insured person is living and still meets our criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “Issue Date.” That is the date on which we begin to take monthly deductions. Policy months, policy years and policy anniversaries are all measured from the Issue Date. Under limited circumstances, we may backdate a policy by assigning an Issue Date that is up to 60 days earlier than the date that would otherwise apply. The most common reasons for backdating are to preserve a younger age at issue for the insured person or to retain a common monthly deduction date in certain corporate-owned life insurance cases involving multiple policies issued over time. If used to preserve age, backdating will result in lower insurance charges. However, monthly deductions will begin earlier than would otherwise be the case.

Temporary insurance coverage. If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including conditions to coverage and limits on amount and duration of coverage.

Option A and Option B. When the insured person dies, we will pay the death benefit minus any outstanding loans, accrued interest and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are described below.

•

Option A. The death benefit will equal the greater of (1) the Total Sum Insured, or (2) the minimum insurance amount under the “guideline premium and cash value corridor test” or under the “cash value accumulation test” (as described below).

•

Option B. The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death, or (2) the minimum insurance amount under the “guideline premium and cash value corridor test.”

For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Poor investment performance of the portfolios, expenses, and deduction of charges under the policy all will reduce the account value and surrender value and may also reduce the death benefit. However, favorable investment performance may increase the account value, surrender value, and death benefit. Therefore, if you experience better investment performance or lower expenses and charges than you assumed, you may be able to reduce your premium payments while maintaining the death benefit and other values under your policy; or if you continue to pay premiums at the same level, the death benefit and other values under your policy may increase. Conversely, if the investment performance falls short of what you assumed, or the expenses or charges are higher, the death benefit and other values under your policy may decrease unless you pay additional premiums.

Basic Sum Insured and Additional Sum Insured. Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The maximum amount of Additional Sum Insured you can have is generally limited to 400% of the Basic Sum Insured at the Issue Date. The application may also give you the option of electing among various patterns of scheduled increases in Additional Sum Insured.

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You should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. For the same amount of premiums paid, the amount of the issue charge deducted from account value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the Guaranteed Death Benefit feature after the 5th policy year. Therefore, if the policy’s surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured) after the 5th policy year, the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the Guaranteed Death Benefit feature.

Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the Guaranteed Death Benefit feature after the 5th policy year, the proportion of the policy’s Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences.

Minimum death benefit. In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law — the “guideline premium and cash value corridor test” and the “cash value accumulation test.” When you elect the Option A death benefit, you must also elect which test you wish to have applied. If you elect the Option B death benefit, the guideline premium and cash value corridor test will automatically be applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor (called “corridor factor” in the policy) applicable on that date. In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each policy year will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

As noted above, you have to elect which test will be applied if you elect the Option A death benefit. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the “7 pay” limit for the full 7 years. The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

Calculation and payment of the death benefit. We will ordinarily pay any death benefit within seven days after we receive the last required form or request and any other documentation that may be required. You may choose to receive proceeds from the policy as a single sum. If no alternative payment option has been chosen, proceeds may be paid as a single sum. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account.

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Additional Information About Standard Death Benefits

Requesting an increase or decrease in coverage.

The Basic Sum Insured generally cannot be increased after policy issue. You may request an increase in the Additional Sum Insured. Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. Unless we consent otherwise, you may not increase the Additional Sum Insured if the increase would cause the entire Additional Sum Insured to equal or exceed 800% of the Basic Sum Insured. An approved increase will take effect on the policy anniversary on or next following the date we approve the request.

After the first policy year, you may request a reduction in the Total Sum Insured, but only if:

•	the remaining Basic Sum Insured will be at least $100,000, and

•	the remaining Additional Sum Insured will not exceed 800% of the Basic Sum Insured, and

•	the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.

Any reduction in Total Sum Insured would take effect on the monthly deduction date on or next following the date we approve your request. Any reduction in Total Sum Insured will be implemented by first reducing any Additional Sum Insured. If there is any reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value.

Change of death benefit option. If the “guideline premium and cash value corridor test” applies to your policy, you may change your coverage from death benefit Option A to Option B or vice-versa on any policy anniversary, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. If you change from Option A to Option B, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure. If the “cash value accumulation test” applies to your policy, you can never change to either Option A under the “guideline premium and cash value corridor test” or to Option B.

A change of death benefit Option from A to B takes effect on the policy anniversary on or next following the date we approve your request. A change of death benefit Option from B to A is effective on the policy anniversary on or next following the date we receive the request.

Tax consequences of coverage changes. Please read “Tax Consequences of Owning a Policy” to learn about possible tax consequences of changing your insurance coverage under the policy.

Limitations on payment of death benefit. If the insured person commits suicide within certain time periods (generally within two years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals, unless otherwise provided by your policy. Also, if an application misstated the age or sex of the insured person, we will adjust, if necessary, the Basic Sum Insured, any Additional Sum Insured, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charges or as otherwise provided by your policy.

SURRENDERS AND WITHDRAWALS

Surrender and Withdrawal

You may surrender the policy in full at any time, in which case we will pay you the account value, less any policy debt and less CDSC that then applies. You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

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You may make a partial withdrawal of your surrender value at any time after the first policy year. Each partial withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Unless we agree otherwise, each variable investment account and fixed account will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months’ worth of monthly charges. We also reserve the right to refuse any partial withdrawal that would cause the policy’s Total Sum Insured to fall below $100,000 or the policy’s Basic Sum Insured to fall below $100,000. Under the Option A death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your Total Sum Insured. If that happens, we will automatically reduce your Total Sum Insured. The calculation of that reduction is explained in the policy, and will be implemented by first reducing any Additional Sum Insured in effect. If the reduction in Total Sum Insured would cause your policy to fail the Internal Revenue Code’s (“Code”) definition of life insurance, we will not permit the partial withdrawal. If the withdrawal results in a reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value.

LOANS

Availability of Loans, Limitations and Interest

You may borrow from your policy at any time by completing a form satisfactory to us. We process policy loans as of the business day we receive the loan request. You can repay all or part of a loan at any time. The minimum amount of each loan is $300. The maximum amount you can borrow is determined as follows:

•	We first determine the surrender value of your policy.

•	We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

•

We then multiply the resulting amount by .75% in policy years 1 through 10, .50% in policy years 11 through 20, and 0% thereafter (although we reserve the right to increase the percentage after policy year 20 to as much as .25%).

•	We then subtract the third item above from the second item above.

Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. The interest charged on any loan is an effective annual rate of 4.75% in the first 10 policy years, 4.50% in policy years 11 through 20, and 4.00% thereafter. However, we reserve the right to increase the percentage after the 20th policy year to as much as 4.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the variable investment accounts and any fixed account in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.00%.

Effect of Loans on Cash Value and Death Benefit

The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the variable investment and fixed accounts and placed in a special loan account. The variable investment accounts or any fixed account and the special loan account will generally have different rates of investment return.

Other Effects of Loans

Taking a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans

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permanently affect the calculation of your account value and may also result in adverse tax consequences. The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable. Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a distribution from your policy because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to increase the rate charged on the loan to a rate that would, in our reasonable judgment, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states.

Loan Repayments

You can repay all or part of a loan at any time. Unless we agree otherwise, each repayment will be allocated among the variable and fixed accounts as set out below.

•	The same proportionate part of the loan as was borrowed from any fixed account will be repaid to that fixed account.

•	The remainder of the repayment will be allocated among the variable investment accounts in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

OTHER BENEFITS AVAILABLE UNDER THE POLICY

In addition to the standard death benefits associated with your policy, other standard and/or optional benefits may also be available to you. The following tables summarize information about those benefits. Information about the fees associated with each benefit included in the tables may be found in the FEE TABLE.

STANDARD BENEFITS
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Dollar cost averaging	Under the dollar cost averaging program, you will designate an amount that will be transferred monthly from one variable investment account into any other variable investment account or a fixed account.	We reserve the right to cease to offer this program after written notice to you.
Asset allocation balancing	Under the asset allocation balancer program, you will designate a percentage allocation of account value among variable investment accounts. We will automatically transfer amounts among the variable investment accounts at intervals you select (annually, semi-annually, or quarterly) to reestablish your chosen allocation.	We reserve the right to cease this program after written notice to you.

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OPTIONAL BENEFITS
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Disability Waiver of Charges Rider	Waives charges under the policy during total disability (as defined in the rider) of the insured person, prior to age 60.	If the insured person becomes totally and permanently disabled after age 60, monthly deductions are only waived until age 65.
Living Care Benefit Rider	Provides for an advance payment of a portion of the death benefit if the insured person becomes terminally ill (as defined in the rider), with death expected within 24 months.	Advances under the rider are discounted for interest at the rates specified in the rider, and we may use a portion of any advance to repay loans under your policy. The maximum advance is $1,000,000.
Age 100 Waiver of Charges Rider	Provides for the continuation of the Total Sum Insured in force without further charges when the insured person attains age 100.	The policy’s account value at that time must be at least $1 more than any then existing surrender charge.
Children’s Insurance Benefit Rider	Provides term insurance up through age 21 on each covered child of the insured person.	A child must be more than 14 days old and less than 15 years old.
Accidental Death Benefit Rider	Provides for an additional insurance benefit if the insured person’s death is due to accidental causes.	The accidental cause must have occurred between the policy anniversaries nearest the insured person’s 5th and 70th birthdays.
Enhanced Cash Value Rider	Provides an enhancement in cash surrender value.	This rider can only be elected at the time of application for the policy.
Long-Term Care Acceleration Rider	Provides for periodic advance payments of a portion of the death benefit if the insured person becomes chronically ill (as defined in the rider).	There is a maximum amount of death benefit that we will advance for each month of qualification. Each advance reduces the remaining death benefit under your policy and causes a proportionate reduction in your account value. We restrict your account value’s exposure to market risk when benefits are paid under the Long-Term Care Acceleration Rider by transferring all account value to the fixed account. In addition, you will not be permitted to transfer account value or allocate any additional premium payment to a variable investment account while rider benefits are paid. Benefits paid under this rider do not reduce the GDB Premium requirements that may be necessary for the Guaranteed Death Benefit to remain in effect after a termination of rider benefits.

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More About Certain Optional Benefits

When you apply for a policy, you can request any of the optional supplementary benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. You may request an example illustrating the operation of any of the following optional supplementary benefit riders by contacting the Service Office at 1-800-777-1377. Charges for most riders will be deducted from the account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in your policy specifications. We may add to, delete from or modify the list of optional supplementary benefit riders.

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Disability Waiver of Charges Rider. Provides for the waiver of monthly deductions if the insured person becomes totally and permanently disabled, as defined in the rider, prior to age 60. If the insured person becomes totally and permanently disabled after age 60, monthly deductions are only waived until age 65. Benefits under this rider do not reduce the GDB Premium payment requirements that are necessary for the Guaranteed Death Benefit feature to remain in effect.

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Living Care Benefit Rider. Provides for an advance payment to you of a portion of the death benefit if the insured person becomes terminally ill, as defined in the rider, with death expected within 24 months. Advances under the rider are discounted for interest at the rates specified in the rider, and we may use a portion of any advance to repay loans under your policy. The maximum advance is $1,000,000.

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Age 100 Waiver of Charges Rider. Provides for the continuation of the Total Sum Insured in force when the insured person attains age 100, without charge, if the policy’s account value at the time is greater than the sum of 1 plus the amount of any surrender charges then existing. The monthly charge for this rider currently begins in the 6th policy year.

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Children’s Insurance Benefit Rider. Provides term insurance up through age 21 on each covered child of the insured person. A child must be more than 14 days old and less than 15 years old to begin coverage.

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Accidental Death Benefit Rider. Provides for an additional insurance benefit if the insured person’s death is due to accidental causes between the policy anniversaries nearest the insured person’s 5th and 70th birthdays.

•	Enhanced Cash Value Rider. While this rider is in effect, we will pay an Enhanced Cash Value Benefit in addition to the policy surrender value if:

•	you surrender the policy before the CDSC is equal to zero; and

•	the surrender is not the result of an exchange under Section 1035 of the Code.

The Enhanced Cash Value Benefit is equal to the CDSC in effect on the date of your surrender, up to a maximum amount equal to your account value on the date of surrender less any indebtedness. We describe the CDSC, and the period it is in effect, under “Deductions from account value.”

The Enhanced Cash Value Benefit does not increase (a) the death benefit payable under the policy, (b) the maximum amount you may borrow from the policy or (c) the maximum amount you may withdraw from the policy through partial withdrawals.

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Long-Term Care Acceleration Rider. This rider is intended only for policies where the death benefit is determined under Option A and the cash value accumulation test is elected. This rider provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes “chronically ill” so that such person: (1) is unable to perform at least 2 activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain qualified services described in the rider.

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Benefits under the Long-Term Care Acceleration Rider will not begin until we receive proof that the insured person qualifies and has received 100 days of “qualified long-term care service” as defined in the rider, while the policy was in force. You must continue to submit evidence during the insured person’s lifetime of the insured person’s eligibility for rider benefits.

We determine a maximum amount of death benefit that we will advance for each month of qualification. This amount, called the “Maximum Monthly Benefit” is based on the percentage of the policy’s death benefit that you select when you apply for the policy, and the death benefit amount in effect when the insured person qualifies for benefits. The actual amount of any advance is based on the expense incurred by the insured person, up to the Maximum Monthly Benefit, for each day of qualified long-term care service in a calendar month. The first 100 days of qualified long-term care service, however, are excluded in any determination of an advance. We will recalculate the Maximum Monthly Benefit if you make a partial withdrawal of account value, and for other events described in the rider. Each advance reduces the remaining death benefit under your policy, and causes a proportionate reduction in your policy’s account value. If you have a policy loan, we will use a portion of each death benefit advance to repay indebtedness.

We restrict your account value’s exposure to market risk when benefits are paid under the Long-Term Care Acceleration rider. We do this in several ways. First, before we begin paying any Monthly Benefit or waiving monthly deductions, we will transfer all account value from the variable investment accounts to the fixed account. (The amount to be transferred will be determined on the business day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer account value or allocate any additional premium payment to a variable investment account while rider benefits are paid. Your participation in any of the automatic investment plans will also be suspended during this period.

If the insured person no longer qualifies for rider benefits and your policy remains in force, you will be permitted to invest new premium payments or existing account value in the variable investment accounts. (The restriction on transfers from the fixed account described under “Transfers of Account Value” will continue to apply.) Benefits under this rider do not reduce the GDB Premium payment requirements that may be necessary for the Guaranteed Death Benefit feature to remain in effect after a termination of rider benefits.

If you purchase this rider:

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you and your immediate family will also have access to a national program designed to help the elderly maintain their independent living by providing advice about an array of elder care services available to seniors, and

•	you will have access to a list of long-term care providers in your area who provide special discounts to persons who belong to the national program.

TAXES

Tax Consequences of Owning a Policy

Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. This material does not constitute tax or legal advice and neither John Hancock USA nor any of its agents, employees or registered representatives are in the business of offering such advice.

Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such

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plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do distribute any amount of your account value, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.

Distributions for tax purposes include amounts received upon surrender or partial withdrawals and may include the charges for certain supplementary benefit riders as described below. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. Amounts you borrow are generally not taxable to you.

Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part.

Some of the tax rules change if your policy becomes a “modified endowment contract.” This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans.

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. We will monitor compliance with these standards. If we determine that a policy does not satisfy the definition of life insurance under section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludible from the beneficiary’s gross income under section 101 of the Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the account value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the

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premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals and reductions in face amount that result in a distribution that is required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 72(e) of the Code. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Tax Consequences of Electing Certain Supplementary Benefit Riders

Long-term care riders. If you have elected the Long-Term Care Acceleration Rider, deductions from account value to pay the rider charges will reduce your investment in the contract but will not be included in income even if you have recovered all of your investment in the contract.

In addition, if you have elected a long-term care rider, the rider’s benefits generally will be excludible from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Code. The riders are intended to meet these standards.

We caution you that there is a significant risk that ownership by anyone other than the person insured by the policy will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner’s income, and the death benefit may be part of the insured person’s estate for purposes of the Federal estate tax. A policy with a long-term care rider should not be purchased by or transferred to a person other than the insured person unless you have carefully reviewed the tax implications with your tax adviser.

Cash value enhancement riders. If you have elected the Enhanced Cash Value Rider, we will not treat the rider charge as a distribution from your life insurance policy for federal income tax purposes, however, such charge will reduce your investment in the policy.

Accelerated benefit riders. If you have elected the Living Care Benefit Rider, we intend for the rider’s benefits to be excludible from gross income under Section 101 of the Code. Nevertheless, you should consult your tax adviser as to the income tax consequences to you.

Effect on the Company’s Taxes

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

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PRINCIPAL RISKS OF INVESTING IN THE POLICY

Lapse Risk

If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e., “lapse”). This can happen because you haven’t paid enough premiums or because the investment performance of the variable investment accounts you’ve chosen has been poor or because of a combination of both factors. You will be given a 61-day grace period within which to make additional premium payments to keep the policy in effect. If you don’t pay at least the required amount by the end of the grace period, your policy (or part of it) will lapse. If your policy lapses, all coverage under the policy will cease. If lapse occurs, you’ll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions. Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Policy loans also increase the risk of lapse.

Investment Risk/Risk of Loss

The policy offers a number of variable investment accounts, as listed in the APPENDIX. The investment performance of any variable investment account may be good or bad, and you may lose money on amounts you invest in a policy. Your account value will increase or decrease based on the investment performance of the variable investment accounts you’ve chosen. The variable investment accounts cover a broad spectrum of investment styles and strategies, some variable investment accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the portfolios. The death benefit may also increase or decrease with investment experience.

An investment in a policy is also subject to risks related to John Hancock USA, including that the obligations (including under the fixed account options), guarantees, or benefits are subject to the claims-paying ability of John Hancock USA. Information about John Hancock USA, including its financial strength ratings, is available upon request from your John Hancock USA representative. Our current financial strength ratings can also be obtained by contacting the Service Office at 1-800-777-1377.

Transfer Risk

There is a risk that you will not be able to transfer your account value from one variable investment account to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account are more restrictive than those that apply to transfers out of variable investment accounts. If you purchase certain supplementary benefit riders you will be subject to special transfer restrictions.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long term investors.

Access to Funds Risk/ Not a Short-Term Investment

This policy is not a short-term investment because of substantial policy-level charges and the CDSC, and is not appropriate for an investor who needs ready access to cash. There is a risk that you will not be able (or willing) to access your account value by surrendering the policy because of the CDSC that may be payable upon surrender. The CDSC is a percentage of the premiums you’ve paid and disappears only after 9 policy years have passed. See the Fee Table of this prospectus for details on the CDSC. There is a fee for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20.

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Tax Risks

In order for you to receive the tax benefits extended to life insurance under the Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring, which can have adverse tax consequences. If the policy were determined not to qualify as life insurance under the Code, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “tax-deferred inside build-up” that is a major benefit of life insurance.

There is a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made unless your policy is a “modified endowment contract,” surrender or lapse of the policy with a loan outstanding would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds (including surrender or withdrawal proceeds) under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

There are tax risks associated with the election of certain supplementary benefit riders (see “Tax Consequences of Electing Certain Supplementary Benefit Riders”).

ADDITIONAL INFORMATION REGARDING THE POLICY

Charges

Under the policies, we deduct the charges discussed immediately below under “Deductions from premium payments” and “Deductions from account value.” Although the Fee Table in this prospectus provides disclosure about the maximum rates we are permitted to charge, we currently deduct some of the charges at less than those maximum rates. As a general matter, however, we also are permitted to increase or decrease the rate at which we are deducting any charge, provided that the rate can never exceed the maximum set forth in your policy (including in any applicable supplementary benefit rider) and as disclosed in the Fee Table. By contacting the John Hancock USA Service Office or your John Hancock USA representative at any time, you can obtain information about the then-current rate of any charges that are applicable to your particular circumstances and/or obtain a personalized illustration that will demonstrate the manner in which those specific current charges impact the values under your policy.

Deductions from premium payments.

Tax charge. A charge to cover state premium taxes we currently expect to pay, on average, and the increased federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 3.60% of each premium.

Premium sales charge. A charge to help defray our sales costs. The charge is 4% of the premium you pay in policy years 1-5 and 3% of the premium you pay in policy years 6 and thereafter. We currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed. Because policies of this type were first offered for sale in the year 2001, no termination of this charge has yet occurred.

Enhanced Cash Value Rider charge. A charge to cover the cost of this rider, if elected, equal to 4% of premium paid in the first policy year that does not exceed the Target Premium. We may vary the charge where special

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circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the rider. These include the type of variations discussed under “Variations.” No variation in the charge will exceed the maximum stated above.

Deductions from account value.

Issue charge. A monthly charge to help defray our sales and administrative costs. The charge is a percentage of the Target Premium and will be the same regardless of the amount of premium actually paid. The Target Premium is determined at the time the policy is issued and appears in the policy specifications. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium. The percentage will vary by the gender, issue age and risk class of the insured person, the death benefit option selected and the duration of the policy.

Administrative charge. A monthly charge to help defray our administrative costs. This is a flat dollar charge of up to $31 during the first policy year and up to $11 during policy years 2 and thereafter.

Insurance charge. A monthly charge for the cost of insurance. To determine the charge, we multiply the AAR by a cost of insurance rate. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person’s attained age increases. We currently apply three “bands” of insurance rates, based on a policy’s Total Sum Insured on the Issue Date (excluding any scheduled increase in Additional Sum Insured on the Issue Date), but continuation of that practice is not guaranteed. The lowest band of rates is for policies of $1 million or more, next lower for policies between $250,000 to $999,999, and the highest band is for policies between $100,000 to $249,999. The insurance charge for death benefit Option B will tend to be higher than the insurance charge for death benefit Option A.

Asset-based risk charge. A monthly charge for mortality and expense risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment accounts. We guarantee that the percentage on the first $25,000 of account value allocated to variable investment accounts will never exceed .07%. We guarantee that the percentages on the account value allocated to the variable investment accounts in excess of $25,000 will never exceed .07% for policy years 1 through 5 and .03% for policy years 6 and thereafter. This charge does not apply to the fixed account.

Supplementary benefit rider charges. Monthly charges for any supplementary insurance benefits (other than the optional Enhanced Cash Value Rider) added to the policy by means of a rider. Maximum charges for the various riders are shown in the Fee Table above under “Transaction Fees” or “Periodic Charges Other than Annual Portfolio Expenses,” as appropriate. These charges are also specified in the rider’s provisions or the policy specifications. The charges that we currently apply to the Long-Term Care Acceleration Rider are less than the maximum charges and are subject to change; however, the current charges will never be more than the maximum charges shown. You can obtain information about the specific charges applicable to you from your John Hancock USA representative.

ASI reduction charge. A charge we deduct if you decrease the Additional Sum Insured during the first 20 policy years. A table in your policy will state the maximum rate for the charge per $1,000 of Additional Sum Insured surrendered, based on the insured person’s issue age, insurance risk characteristics and (usually) gender. The rates are shown in the policy and generally range from less than $1 per $1,000 for issue age 40 or less, and increase for issue ages thereafter, to over $10 per $1,000 for issue ages after 70. We do not deduct this charge if the Additional Sum Insured is reduced because of a withdrawal of surrender value or surrender of the policy.

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Contingent deferred sales charge (“CDSC”). A charge we deduct if the policy lapses or is surrendered within the first 10 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums we received in the first policy year that do not exceed the first year Target Premium, as shown in the following table:

Policy Year(s)	Percentage of First Year Target Premium
1-3	100%
4-6	95%
7	90%
8	70%
9	40%
10 and later	0%

The above table applies only if the insured person is less than attained age 45 at issue. For older issue ages, the maximum is reached earlier and the percentage may decrease to zero in fewer than 10 policy years. Regardless of issue age, there is a further limitation on the CDSC that can be charged if surrender or lapse occurs in the second policy year. A pro-rata portion of the CDSC may also be charged in the case of withdrawals that reduce Basic Sum Insured and requested reductions in Basic Sum Insured. The pro-rata charge is calculated by dividing the reduction in Basic Sum Insured by the Basic Sum Insured immediately prior to the reduction and then multiplying the applicable CDSC by that ratio.

Loan interest charge. We will charge interest on any amount you borrow from your policy. The interest charged on any loan is a maximum effective annual rate of 4.75% for policy years 1-10. The effective annual interest rate is 4.50% for policy year 11-20, and 4% thereafter.

Transfer fee. We currently do not impose a fee upon transfers of account value among the variable investment accounts, but reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which would be 12 or more) to compensate us for the costs of processing these transfers.

Partial withdrawal charge. A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $20.

Charges at the portfolio level. The portfolios must pay investment management fees and other operating expenses from portfolio assets. These fees and expenses are different for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any variable investment accounts you select. Expenses of the portfolios are not fixed or specified under the terms of the policy, and those expenses may vary from year to year. See APPENDIX .

Additional Information About How Certain Policy Charges Work

The premium sales and the CDSC charges help to compensate us for the cost of selling our policies. The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the premium sales and the CDSC charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the administrative charge may also be recovered from such other sources.

Unless we agree otherwise, we will deduct the monthly deductions and any CDSC from your policy’s variable investment accounts and any fixed account in proportion to the amount of account value you have in each of

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those accounts. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Effect of premium payment pattern. You may structure the timing of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less premium in the first 5 policy years and more in later years could reduce your total sales charges. For example, if the Target Premium was $2,000 and you paid $1,500 in each of the first 10 policy years, you would pay total sales charges of $525 and be subject to a maximum CDSC of $1,500. If you paid $1,000 in each of the first 5 policy years and $2,000 in each of policy years 6 through 10, you would pay total sales charges of only $500 and be subject to a maximum CDSC of only $1,000. However, delaying the payment of premiums to later policy years could increase the risk that the Guaranteed Death Benefit feature will not be in effect and the surrender value will be insufficient to pay policy charges. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate.

Other Charges We Could Impose in the Future

Except for the tax charge deducted from premium payments, we currently make no specific charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Separate Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected accounts. However, we expect that no such charge will be necessary.

We also reserve the right to increase the tax charge in order to correspond with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Our right to increase any charge up to the maximum rate shown in the policy specifications applies to then outstanding policies, as well as to policies issued after the increase.

Commissions Paid to Dealers

We pay compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. The compensation paid to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 135% of the Target Premium paid in the first policy year, 8% of the Target Premium paid in years 2-4, and 5% of the Target Premium paid in years 5 through 10. Compensation on any premium paid in excess of Target Premium in any year will not exceed 8%. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives.

To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial

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intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information (the “SAI”).

Lapse and Reinstatement

Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., “lapse”) for failure to pay charges due under the policy. During the first 5 policy years, there can be no lapse of any kind if the Guaranteed Death Benefit feature is in effect (see below). If the Guaranteed Death Benefit feature is in effect after the 5th policy year, the Additional Sum Insured, and any optional supplementary benefit riders (unless otherwise stated therein) will be in default and may lapse if the policy’s surrender value is not sufficient to pay the charges on a grace period testing date. If the Guaranteed Death Benefit feature is not in effect, the entire policy will be in default and may lapse if the policy’s surrender value is not sufficient to pay the charges on a grace period testing date. In either case, we will notify you of how much you will need to pay to keep the Additional Sum Insured or the policy in force. You will have a 61 day “grace period” to make these payments. If you pay these amounts during the grace period, you may also continue the Guaranteed Death Benefit feature by paying the necessary amount of GDB Premiums.

If you don’t pay at least the required amount by the end of the grace period, the Additional Sum Insured and any optional supplementary benefit riders (unless otherwise stated therein) or your policy, as the case may be, will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., “reinstate”) it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. Reinstatement of a lapsed policy or Additional Sum Insured will take effect on the monthly deduction date on or next following the date we approve the reinstatement request. If the Guaranteed Death Benefit is not in effect and the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During a grace period, you cannot make a partial withdrawal or policy loan.

Generally, the suicide exclusion and incontestability provisions will apply from the effective date of reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.

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Variations

Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy, and certain riders and options may not be available due to state insurance laws or restrictions in the state in which the policy is issued. You should refer to your policy for these state specific features.

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies, subject to the maximum charges described in this prospectus. For example, with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us, we may offer the policies with reduced charges or with additional or enhanced features or benefits. We will make these programs available in accordance with our established administrative procedures in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for such a program are: (i) the nature of the association and its organizational framework; (ii) the method by which sales will be made to the members of the class; (iii) the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; (iv) the anticipated lapse and surrender rates of the policies; (v) the size of the class of associated individuals and the number of years it has been in existence; (vi) the aggregate amount of premiums paid; and (vii) any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges or feature or benefit enhancement will be reasonable and will apply uniformly to all prospective policy investors in the class and will not unfairly discriminate against any owner.

Policy or Separate Account Changes

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. These changes include the following:

•	Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws

•	Adding or removing fixed accounts or variable investment accounts

•	Combining variable investment accounts

•	Closing the variable investment accounts to new allocations or transfers

•	Changes in the form of organization of any separate account

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock USA to be associated with the class of policies to which your policy belongs from the Separate Account to another separate account or subaccount, (2) to deregister the Separate Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

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When We Pay Policy Proceeds

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within seven days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). You may choose to receive proceeds from the policy as a single sum. If no alternative payment option has been chosen, proceeds may be paid as a single sum. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out terms of the option in full. Please contact our Service Office for more information.

We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed fifteen days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment account if (1) the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings) or trading on the New NYSE is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the variable investment accounts may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

State laws allow us to defer payment of any portion of the surrender value derived from the fixed account for up to six months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

When the Insured Person Reaches 100

On the policy anniversary nearest the insured person’s 100th birthday, the death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) will cease to apply. Also, we will stop deducting any monthly charges (other than the asset-based charge) and will stop accepting any premium payments.

Under “More About Certain Optional Benefits,” we describe an optional Age 100 Waiver of Charges Rider that provides for continuation of the Total Sum Insured after the insured person reaches 100.

GENERAL DESCRIPTION OF REGISTRANT, DEPOSITOR AND PORTFOLIOS

Depositor

Your policy is issued by John Hancock Life Insurance Company (U.S.A.), 200 Berkeley St., Boston, MA 02116.

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Registrant

The “registrant” of the policies with the SEC is the John Hancock Variable Life Account U, a separate account operated by us under Michigan law (the “Separate Account”). Each subaccount of the Separate Account invests its assets in one of the portfolios shown in the APPENDIX.

The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any obligations of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of John Hancock USA’s other assets. All obligations under the policies (including under any fixed account options), guarantees, or benefits are obligations of John Hancock USA and are subject to its claims paying ability.

We normally compute account values for each business day as of the close of the NYSE on that day (usually 4:00 p.m. Eastern time). In case of emergency or other disruption resulting in the NYSE closing at a time other than the regularly scheduled close, the close of our business day may be the regularly scheduled close of the NYSE or another time permitted by the SEC and applicable regulations. Over time, the amount you’ve invested in any variable investment account will increase or decrease the same as if you had invested the same amount directly in the corresponding portfolio and had reinvested all of that portfolio’s dividends and distributions in additional portfolio shares, except that we will deduct certain additional charges which will reduce your account value. We describe these charges under “Charges at the portfolio level.”

Portfolios

Information regarding each portfolio, including (i) its name; (ii) its investment objective; (iii) its investment adviser and any sub-investment adviser; (iv) current expenses; and (v) performance is available in the APPENDIX to this prospectus. Each portfolio has issued a prospectus that contains more detailed information about the portfolio. You can obtain the prospectus (hard copy or electronic) and additional information about any portfolio, at the addresses or phone number set forth in the first paragraph of the APPENDIX . On each business day, shares of each series are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which NYSE is open for trading.

We will purchase and redeem series fund shares for the Separate Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Separate Account. Any dividend or capital gains distributions received by the Separate Account will be reinvested in shares of that same fund at their net asset value as of the dates paid. We normally calculate the unit values for each variable investment account once every business day as of the close of that day, usually 4:00 p.m. Eastern time. Sales and redemptions within any variable investment account will be transacted using the unit value calculated as follows after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

Voting Portfolio Shares

We will vote all portfolio shares that we hold in the Separate Account for policy owners in proportion to instructions timely received by us from policy owners from all our Separate Accounts that are registered with the

37

SEC under the 1940 Act. We will vote all portfolio shares that we otherwise are entitled to vote (including our own shares and other shares for which we receive no instructions) on any matter in proportion to the instructions timely received by us and any affiliated insurance companies with respect to the matter from policy owners in separate accounts of these insurance companies that are registered with the SEC under the 1940 Act. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote. The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the policy together with appropriate forms for giving voting instructions.

We determine the number of a portfolio’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s variable investment account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policy.

FINANCIAL STATEMENTS

The financial statements of the Separate Account, as well as the consolidated financial statements of John Hancock USA are in the SAI. The financial statements of John Hancock USA have relevance for the policies only to the extent that they bear upon its ability to meet its obligations under the policies. You may request an SAI by contacting our Service Office at a phone number or address shown on the back cover of this prospectus.

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APPENDIX: PORTFOLIOS AVAILABLE UNDER THE POLICY

The following is a list of portfolios available under the policies. More information about the portfolios is available in the prospectuses for the portfolios, which may be amended from time to time. You can request this information at no cost by calling 1-800-827-4546 or by sending an email request to webmail@jhancock.com.

The current expenses and performance information below reflect fees and expenses of the portfolios, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each portfolio’s past performance is not necessarily an indication of future performance.

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/21) (%)
			1-YEAR	5-YEAR	10-YEAR
To approximate the aggregate total return of a broad-based U.S. domestic equity market index.	500 Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (North America) Limited	0.25%	28.36	18.18	16.27

To seek income and capital appreciation.	Active Bond Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.66%	-0.42	4.30	4.27

To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.	American Asset Allocation Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	0.92%	14.71	11.31	10.93

To seek to provide long-term growth of capital.	American Global Growth Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	1.05%	16.00	19.23	15.23

To seek to provide growth of capital.	American Growth Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	0.97%	21.55	24.97	19.27

To seek to provide long-term growth of capital and income.	American Growth-Income Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	0.91%	23.61	15.97	15.01
To seek to provide long-term growth of capital.	American International Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	1.16%	-1.81	9.23	7.74

Appendix-1	App tbl #2

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/21) (%)
			1-YEAR	5-YEAR	10-YEAR

To provide long-term growth of capital. Current income is a secondary objective.	Blue Chip Growth Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.76%	16.92	23.20	19.24

To seek long-term growth of capital.	Capital Appreciation Trust - Series NAV John Hancock Variable Trust Advisers LLC/Jennison Associates LLC	0.73%	15.76	26.65	20.19

To seek long-term capital appreciation.	Capital Appreciation Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.87%	18.16	14.83	13.62

To seek total return consisting of income and capital appreciation.	Core Bond Trust - Series NAV John Hancock Variable Trust Advisers LLC/Allspring Global Investments, LLC	0.61%	-1.99	3.52	3.09

To seek long-term growth of capital.	Disciplined Value International Trust - Series NAV John Hancock Variable Trust Advisers LLC/Boston Partners Global Investors, Inc.	0.87%	13.15	5.54	5.98

To seek long-term capital appreciation.	Emerging Markets Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/Dimensional Fund Advisors LP	0.98%	11.25	7.99	4.31

To provide substantial dividend income and also long-term growth of capital.	Equity Income Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.71%	25.49	11.02	11.92

To seek growth of capital.	Financial Industries Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.84%	29.70	11.52	12.92

To seek long-term growth of capital.	Fundamental All Cap Core Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.70%	30.68	20.25	18.00

Appendix-2	App tbl #2

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/21) (%)
			1-YEAR	5-YEAR	10-YEAR

To seek long-term capital appreciation.	Fundamental Large Cap Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.71%	30.00	14.06	14.41

To seek long-term capital appreciation.	Global Equity Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.87%	21.32	8.86	9.33

To seek long-term capital appreciation.	Health Sciences Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.95%	11.23	18.55	20.05

To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.	High Yield Trust - Series NAV John Hancock Variable Trust Advisers LLC/Western Asset Management Company, LLC	0.77%	5.78	6.22	6.45

To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.	International Equity Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/SSGA Funds Management, Inc.	0.34%	7.59	9.64	7.21

To seek long-term capital appreciation.	International Small Company Trust - Series NAV John Hancock Variable Trust Advisers LLC/Dimensional Fund Advisors LP	0.95%	13.77	9.41	9.43

To provide a high level of current income consistent with the maintenance of principal and liquidity.	Investment Quality Bond Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.68%	-1.21	4.22	3.56

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Lifestyle Balanced Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.62%	9.51	9.34	8.17

Appendix-3	App tbl #2

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/21) (%)
			1-YEAR	5-YEAR	10-YEAR

To seek a high level of current income with some consideration given to growth of capital.	Lifestyle Conservative Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.64%	2.94	6.14	5.23

To seek long-term growth of capital. Current income is also a consideration.	Lifestyle Growth Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.60%	14.13	11.46	10.11

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income.	Lifestyle Moderate Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.63%	7.23	8.28	7.23

To seek growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Balanced Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.73%	9.88	7.47	6.84

To seek current income and growth of capital, while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Conservative Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.72%	3.52	5.11	4.76

To seek long term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Growth Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.76%	12.85	8.12	7.33

To seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Moderate Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.73%	8.03	7.00	6.49

Appendix-4	App tbl #2

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/21) (%)
			1-YEAR	5-YEAR	10-YEAR

To seek long-term growth of capital.	Mid Cap Growth Trust (formerly Mid Cap Stock Trust) - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.86%	3.58	23.93	18.54

Seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index.	Mid Cap Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (North America) Limited	0.40%	24.27	12.67	13.79

To seek long-term capital appreciation.	Mid Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.91%	24.26	10.15	12.95

To obtain maximum current income consistent with preservation of principal and liquidity.	Money Market Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.28%	0.00	0.91	0.47

To seek maximum total return, consistent with preservation of capital and prudent investment management.	Opportunistic Fixed Income Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.81%	-2.06	4.86	2.72

To seek to achieve a combination of long-term capital appreciation and current income.	Real Estate Securities Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.74%	46.80	12.99	12.08

To seek long-term growth of capital. Current income is incidental to the fund’s objective.	Science & Technology Trust - Series NAV John Hancock Variable Trust Advisers LLC/Allianz Global Investors U.S. LLC and T. Rowe Price Associates, Inc.	1.05%	8.58	27.10	21.28

To seek income and capital appreciation.	Select Bond Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.59%	-1.15	3.96	3.36

Appendix-5	App tbl #2

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/21) (%)
			1-YEAR	5-YEAR	10-YEAR

To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.	Short Term Government Income Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.64%	-1.54	1.39	0.99

Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index.	Small Cap Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (North America) Limited	0.46%	14.59	11.66	12.94

To seek long-term capital appreciation.	Small Cap Opportunities Trust - Series NAV John Hancock Variable Trust Advisers LLC/Dimensional Fund Advisors LP and GW&K Investment Management, LLC	0.83%	31.16	11.66	12.70

To seek long-term capital appreciation.	Small Cap Stock Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	1.05%	1.27	20.55	15.69

To seek long-term capital appreciation.	Small Cap Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	1.04%	26.30	6.28	10.52

To seek long-term growth of capital.	Small Company Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	1.18%	22.81	10.37	12.13

To seek a high level of current income.	Strategic Income Opportunities Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.70%	0.95	4.08	4.84

To seek to track the performance of the Bloomberg U.S. Aggregate Bond Index (the “Bloomberg Index”) (which represents the U.S. investment grade bond market).	Total Bond Market Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.26%	-1.86	3.31	2.68

Appendix-6	App tbl #2

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/21) (%)
			1-YEAR	5-YEAR	10-YEAR

Seeks to approximate the aggregate total return of a broad U.S. domestic equity market index.	Total Stock Market Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (North America) Limited	0.51%	24.51	17.43	15.68

The fund seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.	Ultra Short Term Bond Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.61%	-0.41	1.28	0.77

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/21) (%)
			1-YEAR	5-YEAR	10-YEAR

The Portfolio seeks maximum real return consistent with preservation of real capital and prudent investment management.	PIMCO VIT All Asset Portfolio - Class M Pacific Investment Management Company LLC/Research Affiliates, LLC	1.54%	15.90	8.26	5.71

To seek to provide capital appreciation.	TOPS ® Aggressive Growth ETF - Class 2 ValMark Advisers, Inc./Milliman Financial Risk Management, LLC	0.55%	19.31	12.65	11.48

To seek to provide income and capital appreciation.	TOPS ® Balanced ETF - Class 2 ValMark Advisers, Inc./Milliman Financial Risk Management, LLC	0.56%	9.62	7.60	6.72

To seek to preserve capital and provide moderate income and moderate capital appreciation.	TOPS ® Conservative ETF - Class 2 ValMark Advisers, Inc./Milliman Financial Risk Management, LLC	0.58%	6.45	5.76	4.90

To seek to provide capital appreciation.	TOPS ® Growth ETF - Class 2 ValMark Advisers, Inc./Milliman Financial Risk Management, LLC	0.55%	16.52	11.31	10.13

To seek to provide capital appreciation.	TOPS ® Moderate Growth ETF - Class 2 ValMark Advisers, Inc./Milliman Financial Risk Management, LLC	0.55%	12.82	9.53	8.50

* The portfolios’ annual expenses may reflect temporary fee or expense waivers or reimbursements.

Appendix-7	App tbl #2

JOHN HANCOCK USA SERVICE OFFICE

Overnight Express Delivery	Mail Delivery

Life Post Issue John Hancock Insurance Company 30 Dan Road, Suite #55979 Canton, MA 02021	Life Post Issue John Hancock Insurance Company PO Box 55979 Boston, MA 02205
Phone:	Fax:

1-800-777-1377	1-617-572-1571

In addition to this prospectus, John Hancock USA has filed with the SEC an SAI that contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, and the audited financial statements for John Hancock USA and the Separate Account. The SAI is incorporated by reference into this prospectus and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained, without charge, by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

Reports and other information about the Separate Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by submitting an electronic request to the following e-mail address: publicinfo@sec.gov.

1940 Act File No. 811-3068 — 1933 Act File No. 333-164173

EDGAR Contract Identifier No. C000086007

Supplement Dated April 25, 2022
To
Prospectuses Dated April 25, 2022

This Supplement is intended to be distributed with the prospectuses for the following variable life insurance policies of John Hancock Life Insurance Company (U.S.A.) that are delivered or issued for delivery in the states specified:
MEDALLION VARIABLE UNIVERSAL LIFE PLUS
(MASSACHUSETTS AND TEXAS ONLY)
MEDALLION VARIABLE UNIVERSAL LIFE EDGE
(MARYLAND, MASSACHUSETTS AND TEXAS ONLY)
VARIABLE ESTATE PROTECTION PLUS
(MASSACHUSETTS AND TEXAS ONLY)
VARIABLE ESTATE PROTECTION EDGE
(MASSACHUSETTS AND TEXAS ONLY)

Notwithstanding any language in the prospectus to the contrary, the following shall apply: (1) The Guaranteed Minimum Death Benefit feature will apply only during the first five Policy years. (2) There is no option to extend the Guaranteed Minimum Death Benefit feature beyond the first five Policy years and, as a consequence, there can be no Guaranteed Minimum Death Benefit Charge assessed under the Policy.
MD-MA-TX (4/2022)
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John Hancock Variable Life Account U

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(“John Hancock USA”)

Flexible Premium Variable Universal Life Insurance Policy

MEDALLION VARIABLE UNIVERSAL LIFE EDGE II

Prospectus dated April 25, 2022

You may choose to allocate your account value to one or more of the options that the policies make available for that purpose. These options include our “variable investment accounts,” where the account value will vary directly with the positive or negative investment experience of underlying investment “portfolios.” To provide you with that investment experience, amounts that you allocate to a variable investment account are held in a corresponding “subaccount” of John Hancock Variable Life Account U (“Separate Account”), and the subaccount invests those amounts exclusively in one of the portfolios.

You may also allocate account value to a “fixed account” that the policy makes available. This prospectus provides detailed information about all such options to which you can allocate your account value.

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including variable life insurance, has been prepared by the SEC’s staff and is available at Investor.gov.

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APPENDIX: PORTFOLIOS AVAILABLE UNDER THE POLICY	Appendix-1

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KEY INFORMATION

Important Information You Should Consider About the Policy

FEES AND EXPENSES
Charges for Early Withdrawals

There are contingent deferred sales charges (“CDSC”) assessed upon surrender within the stated period or upon reduction of Basic Sum Insured as part of a partial withdrawal. The maximum CDSC charge is 100% of first year Target Premium for surrenders in policy years 1-4.

There are also partial withdrawal charges assessed if your make a partial withdrawal. The maximum partial withdrawal charge is equal to the lesser of 2% of the withdrawal amount or $50.

				FEE TABLE Deductions from account value

Transaction Charges

In addition to surrender charges (if applicable), you may also be charged for the following transactions:

A premium sales charge will be deducted from each premium paid.

A Basic Sum Insured (“BSI”) increase charge upon a requested decrease in the Basic Sum Insured.

A transfer charge may be deducted upon transfers into or out of a variable investment account after you have made more than 12 such transfers in a year.

				FEE TABLE Deductions from premium payments Deductions from account value

Ongoing Fees and Expenses (annual charges)

In addition to surrender charges and transaction charges, you will also be subject to certain ongoing fees and expenses, including an insurance charge, issue charge, administrative charge, asset-based risk charge, per thousand BSI charge, policy loan costs, and supplementary benefit rider charges. Some of these fees and expenses are based wholly or in part on the characteristics of the insured person (e.g., age, sex, and underwriting classification). You should view the “policy specifications” page of your policy for rates applicable to your policy.

You will also bear expenses associated with the portfolios under the policy, as shown in the following table:

				FEE TABLE Deductions from account value Charges at the portfolio level APPENDIX
	Annual Fee	Minimum	Maximum

	Variable investment accounts (portfolio fees and expenses)	0.39%	1.68%

RISKS

Risk of Loss	You can lose money by investing in this policy.	PRINCIPAL RISKS OF INVESTING IN A POLICY

Not a Short-Term Investment	This policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The policy is unsuitable as a short-term savings vehicle because of substantial policy-level charges, including the premium charge and the surrender charge, as well as potential adverse tax consequences from such short-term use.	Access to Funds Risk/Not a Short-Term Investment

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Risks Associated with Investment Options	An investment in this policy is subject to the risk of poor performance and can vary depending on the performance of the account allocation options available under the policy (e.g., portfolios). Each such option (including the fixed account) will have its own unique risks, and you should review these options before making an allocation decision.	Investment Risk/Risk of Loss

Insurance Company Risks	Your investment in the policy is subject to risks related to John Hancock USA, including that the obligations (including under the fixed account options), guarantees, or benefits are subject to the claims-paying ability of John Hancock USA. Information about John Hancock USA, including its financial strength ratings, is available upon request from your John Hancock USA representative. Our current financial strength ratings can also be obtained by contacting the Service Office at 1-800-777-1377.	Depositor Registrant

Policy Lapse	Unless the Guaranteed Death Benefit feature is in effect, your policy (or part of it) can terminate (i.e., “lapse”) if the account value of your policy is insufficient to pay the charges when due. This can happen as a result of insufficient premium payments, poor performance of the variable or general account options you have chosen, withdrawals, or unpaid loans or loan interest. You will be given a grace period within which to make additional premium payments to keep the policy in effect. If lapse occurs, you’ll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.	Lapse and Reinstatement

RESTRICTIONS

Investments

There are restrictions that may limit the variable investment account options and general account options (including the fixed account) that you may choose, as well as limitations on the transfer of account value among those options. These restrictions may include a monthly limit on the number of transfers you may make. We may also impose additional restrictions to discourage market timing and disruptive trading activity.

In particular, your allocation options will be affected if you elect to take a loan or receive benefits under certain supplementary benefit riders.

Among other things, the policy also allows us to eliminate the shares of a portfolio or substitute shares of another new or existing portfolio, subject to applicable legal requirements.

Limitations on transfers to or from a variable investment account

Limitations on transfers out of the fixed account

Effect of Loans on Cash Value and Death Benefit

Long-Term Care Acceleration Rider

Portfolios

Optional Benefits	There are restrictions and limitations relating to optional benefits, as well as conditions under which an optional benefit may be modified or terminated by us. For example, certain supplementary benefit riders may be subject to underwriting, and your election of an option may result in restrictions upon some of the policy benefits, including availability of investment options.	More About Certain Optional Benefits

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TAXES

Tax Implications	You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy. There is no additional tax benefit to you if the policy is purchased through a tax-qualified plan or an individual retirement account (IRA). If we pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax, with any portion not treated as a return of your premiums includible in your income. Distributions also are subject to tax penalties under some circumstances.	Tax Consequences of Owning a Policy

CONFLICTS OF INTEREST

Investment Professional Compensation	Some investment professionals may receive compensation for selling the policy, including by means of commissions and revenue sharing arrangements. These investment professionals may have a financial incentive to offer or recommend this policy over another investment.	Commissions Paid to Dealers

Exchanges	Some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own, and you should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing policy.	Commissions Paid to Dealers

OVERVIEW OF THE POLICY

Purpose

The purpose of the policy is to provide lifetime protection against economic loss due to the death of the insured person, to help you accumulate assets through variable investment and fixed accounts that we make available, and to provide or supplement your retirement income. The policy may be appropriate for persons seeking both life insurance protection and the potential for the accumulation of cash values. However, fees, substantial policy-level charges, the CDSC, expenses and tax implications can make variable life insurance unsuitable as a short-term savings vehicle.

Premiums

We call the investments you make in the policy “premiums” or “premium payments.” The Minimum Initial Premium is a dollar amount that is stated in your policy specifications and that must be paid to us in full before your policy will take effect. Premium payments after the initial premium may not be required, but you must pay enough premium to keep the policy in force. That’s why the policy is called a “flexible premium” policy. After the payment of the initial premium, premiums may be paid at any time and in any amount until the insured person’s attained age 100, subject to the need to pay enough premium to keep the policy in force, and to limitations on maximum premium amount.

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds this limit. In addition, in order to limit our investment risk exposure under certain market conditions, we may refuse to accept additional premium payments.

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From each premium payment you make, we deduct the applicable premium charges identified in the FEE TABLE. We invest the rest (the “net premium”) in the variable investment accounts or any fixed account you’ve elected.

The policy offers a number of variable investment accounts. You can find some important information about each portfolio in the APPENDIX, but for a full description of each portfolio, including the investment objectives and strategies, policies, restrictions, and risks, you should read the portfolio’s prospectus carefully before investing in the corresponding variable investment account.

You can also allocate account value to the fixed account (where it is credited with rates of interest that we declare from time to time but will never be less than a minimum rate guaranteed in your policy specifications).

If the surrender value is insufficient to pay the charges when due and the Guaranteed Death Benefit feature is not in effect, your policy can terminate (i.e., “lapse”). This can happen because you haven’t paid enough premium or because the investment performance of the variable investment accounts you’ve chosen has been poor, or because of a combination of both factors.

Policy Features

Death benefit. When the insured person dies, we will pay the “death benefit” minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application.

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Option A. The death benefit will equal the greater of (1) the Total Sum Insured or (2) the minimum insurance amount under the “guideline premium and cash value corridor test” or under the “cash value accumulation test,” as set forth in your policy. The “Total Sum Insured” is the amount of life insurance coverage equal to the “Basic Sum Insured” plus any “Additional Sum Insured,” as set forth in your policy.

•

Option B. The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death, or (2) the minimum insurance amount under the “guideline premium and cash value corridor test.”

Surrender of the policy. You may surrender the policy in full while the insured person is alive. If you do, we will pay you the account value less any outstanding policy debt and less any contingent deferred sales charge that then applies. This is called your “surrender value.”

Withdrawals. You may make a partial withdrawal of your surrender value at any time after the first policy year. Each withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $50. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a withdrawal if it would reduce the surrender value or the Total Sum Insured below certain minimum amounts.

Policy loans. If your policy is in force and has sufficient account value, you may borrow from it at any time by completing the appropriate form. Generally, the minimum amount of each loan is $1,000. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. If there is an outstanding loan the amount of the loan and accrued interest will be deducted from the death benefit and other policy proceeds.

Supplementary benefits. When you apply for the policy, you can request any of the below-listed supplementary benefit riders that we make available. Availability of riders varies from state to state. Charges for most riders will be deducted monthly from the account value. Some riders may not be available in combination with other riders or benefits.

•	Disability Waiver of Charges Rider

•	Living Care Benefit Rider

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•	Disability Payment of Specified Premium Rider

•	Children’s Insurance Benefit Rider

•	Accidental Death Benefit Rider

•	Enhanced Cash Value Rider

•	Long-Term Care Acceleration Rider

You can find information about the fees we charge for these riders under “Optional Benefit Charges” in the Fee Table below. We also offer, at no charge, a dollar cost averaging (“DCA”) program and an asset allocation balancer program.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the policy. Please refer to your policy specifications for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender or make withdrawals from the policy, or transfer account value between investment options.

TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Premium sales charge (fn1)	Upon payment of premium	8% of any premium paid
Maximum contingent deferral sales charge (“CDSC”)	Upon surrender of policy within the period stated Upon reduction of Basic Sum Insured as a result of a partial withdrawal or a written request	100% of first year Target Premium for surrenders in policy years 1-4 (fn2) Pro rata portion of applicable CDSC (fn3)
Maximum BSI increase charge (fn4)	Upon a requested increase in Basic Sum Insured (“BSI”)	$49.22 per $1,000 of increase in BSI
Maximum partial withdrawal charge	Upon making a partial withdrawal	Lesser of 2% of withdrawal amount or $50
Maximum transfer charge (fn5)	Upon each transfer into or out of a variable investment account beyond an annual limit of 12	$25
Enhanced Cash Value Rider Charge	Upon payment of premium	4% of all premiums paid in the first two policy years up to the Target Premium in each year
Living Care Benefit Rider (fn6)	Only if benefit is exercised	Charge is embedded in discounting of death benefit paid in advance

(fn1) This charge is 8% of any premium paid in policy year 1 and thereafter. We reserve the right to increase the premium sales charge beyond the limit indicated in order to correspond with changes in state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs(“DAC”) for this type of policy.

(fn2) The charge is actually calculated as a percentage of the lesser of (i) first year Target Premium and (ii) the sum of premiums paid during the first two policy years. The “Target Premium” for each policy year is

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determined at the time the policy is issued and appears in your policy specifications. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium. The CDSC percentage decreases in later policy years as follows: for policy years 5-6, it is 95%; for policy year 7, it is 90%; for policy year 8, it is 70%; for policy year 9, it is 50%; and for policy years 10 and later, it is 0%.

(fn3) This charge will be equal to a proportionate part of the CDSC that would have applied if the policy had been surrendered on the date the reduction in BSI takes effect. The proportion will be equal to the amount of the reduction in BSI divided by the amount of BSI in effect immediately before the reduction.

(fn4) A table in the policy will state the maximum rate for this charge per $1,000 of BSI increase, based on the death benefit option chosen and the insured person’s issue age, insurance risk characteristics and (usually) gender. The rates range from $1.80 per $1,000 of BSI increase for issue ages of 40 or less up to the maximum shown in the table for an issue age 69 male tobacco risk. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.

(fn5) This charge is not currently imposed, but we reserve the right to do so in the policy.

(fn6) Applicable state regulations currently limit the discount percentage to the greater of (i) the yield on 90 day U.S. Treasury bills at the time the discount is determined, and (ii) the policy’s maximum loan interest rate at the time the discount is determined.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses.

PERIODIC CHARGES OTHER THAN ANNUAL PORTFOLIO EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Base Policy Charges:
Insurance charge (fn1)	Monthly
Minimum charge		$0.06 per $1,000 of AAR
Maximum charge		$83.33 per $1,000 of AAR
Charge for representative insured person		$0.18 per $1,000 of AAR
Maximum administrative charge	Monthly	$31 during first policy year $11 during second policy year and thereafter
Issue charge (fn2)	Monthly
Minimum charge		1.3% of Target Premium
Maximum charge		1.43% of Target Premium
Charge for representative insured person		1.3% of Target Premium
Asset-based risk charge (fn3)	Monthly	.07% (monthly rate) of first $25,000 of account value
.07% (monthly rate) of all amounts in excess of $25,000 in policy years 1-5
.03% (monthly rate) of all amounts in excess of $25,000 in policy year 6 and thereafter

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Charge	When Charge is Deducted	Amount Deducted
Per thousand BSI charge (fn4)	Monthly
Minimum charge		$0.0002 per $1,000 of Basic Sum Insured at issue
Maximum charge		$3.34 per $1,000 of Basic Sum Insured at issue
Charge for representative insured person		$0.01 per $1,000 of Basic Sum Insured at issue
Maximum policy loan interest rate (fn5)	Accrues daily, payable annually	3.75%
Optional Benefit Charges:
Disability Waiver of Charges Rider (fn6)	Monthly
Minimum charge		5% of all other monthly charges
Maximum charge		50% of all other monthly charges
Charge for representative insured person		15% of all other monthly charges
Disability Payment of Specified Premium Rider (fn7)	Monthly
Minimum charge		$15.90 per $1,000 of monthly Specified Premium
Maximum charge		$198.68 per $1,000 of monthly Specified Premium
Charge for representative insured person		$30.95 per $1,000 of monthly Specified Premium
Children’s Insurance Benefit Rider	Monthly	$0.50 per $1,000 of Rider Sum Insured
Accidental Death Benefit Rider (fn8)	Monthly
Minimum charge		$0.75 per $1,000 of accidental death benefit
Maximum charge		$1.71 per $1,000 of accidental death benefit
Charge for representative insured person		$0.78 per $1,000 of accidental death benefit
Long-Term Care Acceleration Rider (fn9)	Monthly
Minimum charge		5% of all other monthly charges
Maximum charge		9% of all other monthly charges
Charge for representative insured person		9% of all other monthly charges

(fn1) The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the “AAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the Total Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The minimum rate shown is the rate in the first policy year for a $1,000,000 policy for a 10 year old female. The maximum rate shown is the rate in the first policy year for a $100,000 all Basic Sum Insured policy for a 99 year old male substandard tobacco underwriting risk. This includes the so-called “extra mortality charge.” The representative insured person rate shown is for a 35 year old male standard non-tobacco underwriting risk with a $100,000 policy. These charges may not be particularly

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relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.

(fn2) The issue charge is a percentage of the Target Premium at issue and is assessed whether or not the Target Premium is actually paid. The percentage does not vary by the gender, issue age or risk classification of the insured person. The percentage will vary by the death benefit option selected. The minimum rate shown is for a policy issued with a death benefit Option A. The maximum rate shown is for a policy issued with a death benefit option B. The representative insured person rate shown is for a policy issued with death benefit Option A. This charge continues for the first 4 policy years only. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.

(fn3) This charge only applies to that portion of account value held in the variable investment accounts. The charge does not apply to the fixed account.

(fn4) This charge is determined by multiplying the Basic Sum Insured by the applicable rate. The rates vary widely depending upon the issue age, the insurance risk characteristics and (generally) the gender of the insured person. The minimum rate shown is the rate for a male less than 1 year of age. The maximum rate shown is the rate for a 90 year old female preferred underwriting risk. This includes the so-called “extra mortality charge.” The representative insured person rate is the rate for a 35 year old male standard non-tobacco underwriting risk. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.

(fn5) 3.75% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 3.50% for policy years 11-20 and, under our current rules, is 3.00% thereafter. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 3.00%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

(fn6) The charge for this rider is determined by multiplying the total amount of all other monthly policy level charges by the applicable rate. The rates vary by the attained age and the disability insurance risk characteristics of the insured person. The minimum rate shown is for a 64 year old preferred underwriting risk. The maximum rate shown is for a 55 year old substandard underwriting risk. The representative insured person rate shown is for a 35 year old standard underwriting risk. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.

(fn6) The charge for this rider is determined by multiplying the total amount of all other monthly policy level charges by the applicable rate. The rates vary by the attained age and the disability insurance risk characteristics of the insured person. The minimum rate shown is the rate for a 64 year old preferred underwriting risk. The maximum rate shown is the rate for a 55 year old substandard underwriting risk. The representative insured person rate shown is for a 35 year old standard underwriting risk. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.

(fn7) The charge for this rider is determined by multiplying the monthly Specified Premium by the applicable rate. The Specified Premium is chosen by you in the application. The rates vary by the issue age, the insurance risk characteristics and gender of the insured person. The minimum rate shown is the rate for a male insured person less than 1 year of age without any substandard rating. The maximum rate shown is the rate for a 54 year old female substandard underwriting risk. The representative insured person rate shown is for a 35 year old male standard non-tobacco underwriting risk. These charges may not be particularly relevant to your current

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situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.

(fn8) The charge for this rider is determined by multiplying the amount of accidental death benefit selected by the applicable rate. The rates vary by the attained age and the ADB risk characteristics of the insured person. The minimum rate shown is the rate for an insured person less than 1 year of age with the lowest ADB risk rating (1.0). The maximum rate shown is the rate for a 65 year old with the highest ADB rating (1.5). The representative insured person rate shown is fora 35 year old with an ADB rating of 1.0. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.

(fn9) The charge for this rider is determined by multiplying the total amount of all other monthly charges by the applicable rate. The rates vary by the LTC insurance risk characteristics of the insured person and the rider benefit level selected. The minimum rate shown is for a standard underwriting risk with a 1% Monthly Acceleration Percentage. The maximum rate shown is for a substandard underwriting risk with a 4% Monthly Acceleration Percentage. The representative insured person rate shown is for a standard underwriting risk with a 4% Monthly Acceleration Percentage. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.

The next item shows the minimum and maximum total operating expenses charged by the portfolios that you may pay periodically during the time that you own the policy. A complete list of the portfolios available under the policy, including their annual expenses, may be found at the back of this document.

Annual Portfolio Expenses	Minimum	Maximum
Range of expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.39%	1.68%

GENERAL DESCRIPTION OF THE POLICY

Policy Rights

Owner and beneficiary. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy. Whenever we’ve used the term “you” in this prospectus, we’ve assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While the insured person is alive, you will have a number of options under the policy. These options include:

•	Determine when and how much you allocate to the variable investment accounts and any fixed account

•	Borrow or withdraw amounts you have in the variable investment account and any fixed account

•	Change the beneficiary who will receive the death benefit

•	Change the amount of insurance

•	Surrender the policy for its surrender value

•	Choose the form in which we will pay out the death benefit or other proceeds

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You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person’s death. Until the death of the insured person you can change your beneficiary by written request. Such a change requires the consent of any named irrevocable beneficiary. A new beneficiary designation will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

Allocation of Premiums

Any premium payment processed prior to the twentieth day after the policy’s Issue Date will automatically be allocated to the Money Market variable investment account. On the later of the date such payment is received or the twentieth day following the Issue Date, the portion of the Money Market variable investment account attributable to such payment will be reallocated automatically among the variable investment accounts and any fixed account you have chosen. All other premium payments will be allocated among the variable investment accounts and any fixed account you have chosen as soon as they are processed. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%. At any time, you may change the variable investment accounts or any fixed account in which future premium payments will be invested.

There are restrictions that may limit the variable account investment options and fixed account options that you may choose, as well as limitations on the transfer of policy value among those options. For example, your investment options will be limited if you exercise benefits under the Long-Term Care Acceleration Rider. Specifically, all value you have in the variable investment accounts will automatically be transferred to the fixed account, and, so long as you continue to receive any of those benefits, you will not be permitted to allocate any additional amounts to the variable investment accounts.

Transfers of Account Value

You may transfer your account value from one variable investment account or any fixed account to another, subject to the limitations discussed below. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any variable investment account in any policy year is $1,000,000.

We have adopted policies and procedures with respect to frequent transfers of account value among variable investment accounts.

Limitations on transfers to or from a variable investment account. Our current practice is to restrict transfers into or out of variable investment accounts to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market variable investment account even if the two transfers per month limit has been reached, but only if 100% of the account value in all variable investment accounts is transferred to the Money Market variable investment account. If such a transfer to the Money Market variable investment account is made, then for the 30 calendar day period after such transfer no transfers from the Money Market variable investment account to any other variable investment account or any fixed account may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special

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transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the variable investment accounts in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment account into a second variable investment account, the values can only be transferred out of the second variable investment account if they are transferred into the Money Market variable investment account; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market variable investment account may not be transferred out of the Money Market variable investment account into any other variable investment account or any fixed account for 30 calendar days.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the variable investment accounts in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number and timing of transfers, we will monitor aggregate trades among the subaccounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any variable investment account or portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

We will apply these limitations uniformly to each class of policies.

Frequent transfers among variable investment accounts. Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment accounts on a daily basis and allow transfers among variable investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in any variable investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the variable investment account’s portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. We also reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which would be 12 or more).

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Limitations on transfers out of the fixed account. Transfers out of the fixed account are currently subject to the following restrictions:

•	You can only make such a transfer once in each policy year.

•	Any transfer request received within 6 months of the last transfer out of a fixed account will not be processed until such 6 month period has expired.

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•

The most you can transfer at any one time is the greater of (i) $500, (ii) 20% of the assets in your fixed account or (iii) the amount transferred out of your fixed account during the previous policy year.

We reserve the right to impose limits on the minimum amount of each transfer out of the fixed account and the maximum amount of any transfer into the fixed account after the second policy year. We also reserve the right to impose different restrictions on any additional fixed account that we may offer in the future.

If there is a default as described in the “Lapse and Reinstatement” provision and a grace period is triggered, you will be prohibited from making any transfers among variable investment and fixed accounts while the grace period remains in effect.

Potential additional limitations. We reserve the right to take other actions to restrict transfers, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, (iii) restricting transfers into and out of certain variable investment accounts, (iv) restricting the method used to submit transfers, and (v) deferring a transfer at any time we are unable to purchase or redeem shares of the portfolio. We may also impose additional administrative conditions upon or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right. A portfolio also may require us to impose additional trading restrictions if violations of its policies against frequent or disruptive trading in its shares are discovered.

Dollar cost averaging and asset allocation balancer programs. The dollar cost averaging (“DCA”) program is a program of automatic monthly transfers out of the Money Market investment account into one or more of the other variable investment or fixed accounts. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Scheduled transfers under this option may be made from the Money Market investment account to not more than nine other variable investment accounts. However, the amount transferred to any one investment option must be at least $100. Once we receive the election in form satisfactory to us at our Service Office, transfers will begin on the second monthly deduction date following its receipt. Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment account, or until we receive written notice from you of cancellation of the option or notice of the death of the insured person.

The asset allocation balancer program is a program that automatically re-sets the percentage of your account value allocated to the variable investment accounts. Over time, the variations in the investment results for each variable investment account you’ve elected will shift the percentage allocations among them. The “rebalancing” program will periodically transfer your account value among the variable investment accounts to reestablish the preset percentages you have chosen. Rebalancing would usually result in transferring amounts from a variable investment account with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a variable investment account with relatively lower current investment performance to one with relatively higher current investment performance.

This rebalancing program can be elected in the application or by sending the appropriate form to our Service Office. You must specify the frequency for rebalancing (quarterly, semi-annually or annually), the preset percentage for each variable investment account and a future beginning date. The first rebalancing will occur on the monthly deduction date that occurs on or next follows the beginning date you select. Once elected, rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the insured person. If you cancel rebalancing, you will have to wait 30 days before you can start it again. The fixed

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investment account does not participate in and is not affected by rebalancing. We reserve the right to modify, terminate or suspend the rebalancing program at any time.

Any transfer made under the DCA or asset allocation balancer program will not count toward the annual transfer limit. No fee is charged for these programs.

General Account

The fixed account is part of our general account. Our general account consists of all assets owned by us other than those in the Separate Account and any other separate accounts which we have established and may establish. Any interest credited to a policy owner from an investment in a fixed account, and any guaranteed benefits we may provide under the policy that exceed the value of amounts held in the Separate Account, will be paid from the Company’s general account and are subject to the Company’s financial strength and claims paying ability. Subject to applicable law, John Hancock USA has sole discretion over the investment of the assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. John Hancock USA bears full investment risk for all amounts allocated to the fixed account.

Because of exemptive and exclusionary provisions, interests in our fixed account have not been and will not be registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts. Disclosures regarding the general account, however, are subject generally to applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

The fixed account. Account value allocated to any fixed account will accrue interest daily at an effective annual rate that we determine and that depends on a number of significant considerations in addition to the actual investment experience we expect for the general account. We currently offer only one fixed account — the standard fixed account. The effective annual rate we declare for the fixed account will never be less than 3%. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so. Any interest we credit in excess of the guaranteed interest crediting rate will be based on our sole discretion. Additionally, interest credited on a non-guaranteed basis varies over time is rarely the same year-over-year and there may be extended periods of time during which no interest above the guaranteed minimum is declared.

PREMIUMS

Purchase Procedures

Generally, the policy is available with a minimum Basic Sum Insured at issue of $100,000. At the time of issue, the insured person must have an attained age of no more than 85. The insured person must meet certain health and other insurance risk criteria called “underwriting standards.”

Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.

The Minimum Initial Premium is set forth in your policy specifications. Factors that determine the Minimum Initial Premium amount is determined by us based on the characteristics of the insured person, the Basic Sum Insured and the Additional Sum Insured at issue, and the policy options you have selected. Premium payments after the initial premium may not be required, but you must pay enough premium to keep the policy in force. That’s why the policy is called a “flexible premium” policy.

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If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock USA Service Office at the appropriate address shown on the back cover of this prospectus. We will also accept premiums by wire or by exchange from another insurance company, via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or if we agree to it, through a salary deduction plan with your employer.

Premium Amount

In addition to the Minimum Initial Premium, your policy specifications will also show the “Planned Premium” that you chose for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums — annually, semi-annually, quarterly or monthly. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. Payment of Planned Premiums is not necessarily required, however. You need only pay enough premium to keep the policy in force.

The amount and frequency of the Planned Premium are determined by you, in consultation with your financial advisor, based upon your financial objectives for the policy. Depending upon the amount and timing of your actual premium payments, investment results, changing objectives and other factors, you may need to change the amount and frequency of your premium payments from the Planned Premium amount in order for the policy to continue to support your financial objectives. You may be required to pay additional premiums beyond the Planned Premium amount in order to keep your policy from lapsing. You should request in-force illustrations periodically in order to help assure that you are keeping on track with your objectives.

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. Also, in order to limit our exposure to unanticipated investment risk, we may refuse to accept additional premium payments. For example, with large premium payments in an environment of decreasing interest rates, we may not be able to acquire investments for our general account that will sufficiently match the liabilities we are incurring under our fixed account guarantees. Excessive allocations may also interfere with the effective management of our variable investment accounts, if we are unable to make an orderly investment of the additional premium into the variable investment accounts. Also, we may refuse to accept or limit an amount of premium if the amount of the premium would increase our insurance risk exposure, and the insured person doesn’t provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

We will notify you in writing of our refusal to accept premium and will promptly thereafter take the necessary steps to return the premium to you. Notwithstanding the foregoing limits on the premium that we will accept, we will not refuse to accept any premium necessary to prevent the policy from terminating or to keep the Guaranteed Death Benefit feature in effect.

Processing Premium Payments

We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

(1) We will process a payment received prior to a policy’s Issue Date as if received on the business day immediately preceding the Issue Date.

(2) If the Minimum Initial Premium is not received prior to the Issue Date, we will process each premium payment received thereafter as if received on the business day immediately preceding the Issue Date until all of the Minimum Initial Premium is received.

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(3) We will process the portion of any premium payment for which we require evidence of the insured person’s continued insurability only after we have received such evidence and found it satisfactory to us.

(4) If we receive any premium payment that we think will cause a policy to become a modified endowment contract or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

•	The tax problem resolves itself prior to the date the refund is to be made; or

•

The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

(5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Premium Due Dates

Unless the Guaranteed Death Benefit feature is in effect, your policy (or part of it) can terminate (i.e., “lapse”) if the account value of your policy is insufficient to pay the charges when due. This can happen because you haven’t paid enough premiums or because the investment performance of the variable investment accounts you’ve chosen has been poor or because of a combination of both factors. You will be given a 61-day grace period within which to make additional premium payments to keep the policy in effect. If you don’t pay at least the required amount by the end of the grace period, your policy (or part of it) will lapse. If your policy lapses, all coverage under the policy will cease. If lapse occurs, you’ll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

Guaranteed Death Benefit Feature

This feature guarantees that your Basic Sum Insured will not terminate, regardless of adverse investment performance, if on each “grace period testing date” the amount of cumulative premiums you have paid (less all withdrawals from the policy and all outstanding loans) equals or exceeds the sum of all Guaranteed Death Benefit Premium (“GDB Premium”) due to date. For the first 5 policy years, the same applies to any amount of Additional Sum Insured. If the Guaranteed Death Benefit test is not satisfied on any grace period testing date, the guaranteed death benefit feature will not be “in effect” on that date. We currently test on a quarterly basis, but reserve the right to test on each monthly deduction date.

Your policy will show two types of GDB Premium (or such other types as permitted by your policy’s Issue Date):

•

5 Year GDB Premium - This is used on each grace period testing date until the 5th policy anniversary. The total GDB Premium that is “due to date” on any grace period testing date during this period is equal to the 5 Year GDB Premium times the number of elapsed policy months from the policy’s Issue Date through the grace period testing date.

•

Lifetime GDB Premium - This is used on each grace period testing date that occurs on and after the policy anniversary nearest the insured person’s 65th birthday (or, if later, the 10th policy anniversary). The total GDB Premium that is “due to date” on any grace period testing date during this period is equal to the

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Lifetime GDB Premium times the number of elapsed policy months from the policy’s date of issue through the grace period testing date.

The Lifetime GDB Premium is higher than the 5 Year GDB Premium, but neither of them will ever be greater than the so-called “guideline premium” for the policy as defined in Section 7702 of the Code. The GDB Premium varies from policy to policy based upon a number of factors, including the insured person’s issue age, insurance risk characteristics and (generally) gender. The GDB Premium may change if there is a reduction in Total Sum Insured or a change in death benefit option.

For the first 5 policy years, the Guaranteed Death Benefit feature applies to both the Basic Sum Insured and Additional Sum Insured then in effect. On the 5th policy anniversary and thereafter, the Guaranteed Death Benefit feature applies only to the Basic Sum Insured in effect when we issue the policy and does not apply to any amount of Additional Sum Insured. In any policy year, the Guaranteed Death Benefit feature will cease to be in effect if you increase the Basic Sum Insured. The amount of the Basic Sum Insured that is guaranteed will be reduced to the extent that we pay it to you under a Living Care Benefit Rider while the insured is living. If there are monthly charges that remain unpaid because of this Guaranteed Death Benefit feature, we will deduct such charges when there is sufficient surrender value to pay them.

If an insufficient amount of GDB Premium has been paid on a grace period testing date, and your policy would lapse for failure to pay charges then due, we will provide you with a notification.

STANDARD DEATH BENEFITS

Standard Death Benefits

Effectiveness and Policy Date. After you apply for a policy, we gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person’s risk classification should be. After we approve an application for a policy and assign an appropriate insurance risk classification, we will prepare the policy for delivery. The policy will take effect only if all of the following conditions are satisfied:

•	The policy is delivered to and received by the applicant.

•	The Minimum Initial Premium is received by us.

•	The insured person is living and still meets our criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “Issue Date.” That is the date on which we begin to take monthly deductions. Policy months, policy years and policy anniversaries are all measured from the Issue Date. Under limited circumstances, we may backdate a policy by assigning an Issue Date that is up to 60 days earlier than the date that would otherwise apply. The most common reasons for backdating are to preserve a younger age at issue for the insured person or to retain a common monthly deduction date in certain corporate-owned life insurance cases involving multiple policies issued over time. If used to preserve age, backdating will result in lower insurance charges. However, monthly deductions will begin earlier than would otherwise be the case.

Temporary insurance coverage. If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including conditions to coverage and limits on amount and duration of coverage.

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Option A and Option B. When the insured person dies, we will pay the death benefit minus any outstanding loans, accrued interest and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are described below.

•

Option A. The death benefit will equal the greater of (1) the Total Sum Insured, or (2) the minimum insurance amount under the “guideline premium and cash value corridor test” or under the “cash value accumulation test” (as described below).

•

Option B. The death benefit will equal the greater of (1) the Total Sum Insured plus your policy’s account value on the date of death, or (2) the minimum insurance amount under the “guideline premium and cash value corridor test.”

For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Poor investment performance of the portfolios, expenses, and deduction of charges under the policy all will reduce the account value and surrender value and may also reduce the death benefit. However, favorable investment performance may increase the account value, surrender value, and death benefit. Therefore, if you experience better investment performance or lower expenses and charges than you assumed, you may be able to reduce your premium payments while maintaining the death benefit and other values under your policy; or if you continue to pay premiums at the same level, the death benefit and other values under your policy may increase. Conversely, if the investment performance falls short of what you assumed, or the expenses or charges are higher, the death benefit and other values under your policy may decrease unless you pay additional premiums.

Basic Sum Insured and Additional Sum Insured. Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The maximum amount of Additional Sum Insured you can have is generally limited to 400% of the Basic Sum Insured at the Issue Date. The application may also give you the option of electing among various patterns of scheduled increases in Additional Sum Insured.

You should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. For the same amount of premiums paid, the amount of the issue charge deducted from account value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the Guaranteed Death Benefit feature after the 5th policy year. Therefore, if the policy’s surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured) after the 5th policy year, the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the Guaranteed Death Benefit feature.

Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the Guaranteed Death Benefit feature after the 5th policy year, the proportion of the policy’s Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences.

Minimum death benefit. In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law — the “guideline premium and cash value corridor test” and the “cash value accumulation test.” When you elect the Option A death benefit, you must also elect which test you wish to have applied. If you elect the

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Option B death benefit, the guideline premium and cash value corridor test will automatically be applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor (called “corridor factor” in the policy) applicable on that date. In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each policy year will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

As noted above, you have to elect which test will be applied if you elect the Option A death benefit. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the “7 pay” limit for the full 7 years. The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

Calculation and payment of the death benefit. We will ordinarily pay any death benefit within seven days after we receive the last required form or request and any other documentation that may be required. You may choose to receive proceeds from the policy as a single sum. If no alternative payment option has been chosen, proceeds may be paid as a single sum. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account.

Additional Information About Standard Death Benefits

Requesting an increase or decrease in coverage. You may request an unscheduled increase in the Total Sum Insured. Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. Unless we consent otherwise, you may not increase the Additional Sum Insured if the increase would cause the entire Additional Sum Insured to equal or exceed 800% of the Basic Sum Insured. A charge will apply for any increase in Basic Sum Insured. Also, any increase in Basic Sum Insured will automatically terminate the Guaranteed Death Benefit feature. Any approved increase will take effect on the policy anniversary on or next following the date we approve the request.

After the first policy year, you may request a reduction in the Total Sum Insured, but only if:

•	the remaining Basic Sum Insured will be at least $100,000, and

•	the remaining Additional Sum Insured will not exceed 800% of the Basic Sum Insured, and

•	the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.

Any reduction in Total Sum Insured would take effect on the monthly deduction date on or next following the date we approve your request. Any reduction in Total Sum Insured will be implemented by first reducing any Additional Sum Insured. If there is any reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value. Any Guaranteed Death Benefit feature will be adjusted prospectively to reflect any reduction in Basic Sum Insured.

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Change of death benefit option. You may change your coverage from death benefit Option B to Option A on any policy anniversary, but only if the “guideline premium and cash value corridor test” continues to apply. You can never change from death benefit Option A to Option B. If you’ve elected Option A, you can change the Federal tax law test from the “guideline premium and cash value corridor test” to the “cash value accumulation test,” but not vice versa. At the time you change from Option B to Option A, the following will occur:

•	The Additional Sum Insured will be increased so that the death benefit remains the same after the change.

•	If the policy has been in effect for at least 5 policy years, the Guaranteed Death Benefit feature will terminate.

•	If the policy has not been in effect for at least 5 policy years, the 5 Year GDB Premium may need to be recalculated.

A change of death benefit Option from A to B is effective on the policy anniversary on or next following the date we approve your request. A change of death benefit Option from B to A takes effect on the policy anniversary on or next following the date we receive the request.

Tax consequences of coverage changes. Please read “Tax Consequences of Owning a Policy” to learn about possible tax consequences of changing your insurance coverage under the policy.

Limitations on payment of death benefit. If the insured person commits suicide within certain time periods (generally within two years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals, unless otherwise provided by your policy. Also, if an application misstated the age or sex of the insured person, we will adjust, if necessary, the Basic Sum Insured, any Additional Sum Insured, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charges or as otherwise provided by your policy.

SURRENDERS AND WITHDRAWALS

Surrender and Withdrawal

You may surrender the policy in full at any time, in which case we will pay you the account value, less any policy debt and less CDSC that then applies. You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

You may make a partial withdrawal of your surrender value at any time after the first policy year. Each partial withdrawal must be at least $1,000. There is a charge for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $50. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Unless we agree otherwise, each variable investment account and fixed account will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months’ worth of monthly charges. We also reserve the right to refuse any partial withdrawal that would cause the policy’s Total Sum Insured to fall below $100,000 or the policy’s Basic Sum Insured to fall below $100,000. Under the Option A death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your Total Sum Insured. If that happens, we will automatically reduce your Total Sum Insured. The calculation of that reduction is explained in the policy, and will be implemented by first reducing any Additional Sum Insured in effect. If the reduction in Total Sum Insured would cause your policy to fail the Internal Revenue Code’s (“Code”) definition of life insurance, we will not permit the partial withdrawal. If the withdrawal results in a reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value. We reserve the right to waive any withdrawal charge or any reduction in Total Sum Insured if the withdrawal is designed to serve certain administrative purposes (such as the payment of fees associated with the provision of asset management services).

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LOANS

Availability of Loans, Limitations and Interest

You may borrow from your policy at any time by completing a form satisfactory to us. We process policy loans as of the business day we receive the loan request. You can repay all or part of a loan at any time. The minimum amount of each loan is $1,000. The maximum amount you can borrow is determined as follows:

•	We first determine the surrender value of your policy.

•	We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

•

We then multiply the resulting amount by .75% in policy years 1 through 10, .50% in policy years 11 through 20, and 0% thereafter (although we reserve the right to increase the percentage after policy year 20 to as much as .25%).

•	We then subtract the third item above from the second item above.

Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. The interest charged on any loan is an effective annual rate of 3.75% in the first 10 policy years, 3.50% in policy years 11 through 20, and 3.00% thereafter. However, we reserve the right to increase the percentage after the 20th policy year to as much as 3.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the variable investment accounts and any fixed account in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 3.00%.

Effect of Loans on Cash Value and Death Benefit

The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the variable investment and fixed accounts and placed in a special loan account. The variable investment accounts or any fixed account and the special loan account will generally have different rates of investment return.

Other Effects of Loans

Taking a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans permanently affect the calculation of your account value and may also result in adverse tax consequences. The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable. Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a distribution from your policy because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to increase the rate charged on the loan to a rate that would, in our reasonable judgment, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states.

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Loan Repayments

You can repay all or part of a loan at any time. Unless we agree otherwise, each repayment will be allocated among the variable and fixed accounts as set out below.

•	The same proportionate part of the loan as was borrowed from any fixed account will be repaid to that fixed account.

•	The remainder of the repayment will be allocated among the variable investment accounts in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

OTHER BENEFITS AVAILABLE UNDER THE POLICY

In addition to the standard death benefits associated with your policy, other standard and/or optional benefits may also be available to you. The following tables summarize information about those benefits. Information about the fees associated with each benefit included in the tables may be found in the FEE TABLE.

STANDARD BENEFITS
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Dollar cost averaging	Under the dollar cost averaging program, you will designate an amount that will be transferred monthly from one variable investment account into any other variable investment account or a fixed account.	We reserve the right to cease to offer this program after written notice to you.
Asset allocation balancing	Under the asset allocation balancer program, you will designate a percentage allocation of account value among variable investment accounts. We will automatically transfer amounts among the variable investment accounts at intervals you select (annually, semi-annually, or quarterly) to reestablish your chosen allocation.	We reserve the right to cease this program after written notice to you.

OPTIONAL BENEFITS
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Disability Waiver of Charges Rider	Waives charges under the policy during total disability (as defined in the rider) of the insured person, prior to age 60.	If the insured person becomes totally and permanently disabled after age 60, monthly deductions are only waived until age 65.
Living Care Benefit Rider	Provides for an advance payment of a portion of the death benefit if the insured person becomes terminally ill (as defined in the rider), with death expected within 24 months.	Advances under the rider are discounted for interest at the rates specified in the rider, and we may use a portion of any advance to repay loans under your policy. The maximum advance is $1,000,000.
Disability Payment of Specified Premium Rider	Pays a specified amount of premium into the policy value each month during the life insured person’s total disability.	Total disability must begin between the policy anniversaries nearest the insured person’s 5th and 65th birthdays and must be continuous for at least

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OPTIONAL BENEFITS
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
six months. We will not pay the specified premium under this rider if: (1) the total disability results from an intentional, self-inflicted injury or service in the armed forces; or (2) the total disability begins within 2 years after the rider’s Issue Date and results from an injury sustained or a disease contracted before the rider’s Issue Date. The specified premium may be reduced in the event of a reduction in Total Face Amount. The specified premium paid under this rider may not be sufficient to maintain the policy in force to Age 100.
Children’s Insurance Benefit Rider	Provides term insurance up through age 21 on each covered child of the insured person.	A child must be more than 14 days old and less than 15 years old.
Accidental Death Benefit Rider	Provides for an additional insurance benefit if the insured person’s death is due to accidental causes.	The accidental cause must have occurred between the policy anniversaries nearest the insured person’s 5th and 70th birthdays.
Enhanced Cash Value Rider	Provides an enhancement in cash surrender value.	This rider can only be elected at the time of application for the policy.
Long-Term Care Acceleration Rider	Provides for periodic advance payments of a portion of the death benefit if the insured person becomes chronically ill (as defined in the rider).	There is a maximum amount of death benefit that we will advance for each month of qualification. Each advance reduces the remaining death benefit under your policy and causes a proportionate reduction in your account value. We restrict your account value’s exposure to market risk when benefits are paid under the Long-Term Care Acceleration Rider by transferring all account value to the fixed account. In addition, you will not be permitted to transfer account value or allocate any additional premium payment to a variable investment account while rider benefits are paid. Benefits paid under this rider do not reduce the GDB Premium requirements that may be necessary for the Guaranteed Death Benefit to remain in effect after a termination of rider benefits.

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More About Certain Optional Benefits

When you apply for a policy, you can request any of the optional supplementary benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. You may request an example illustrating the operation of any of the following optional supplementary benefit riders by contacting the Service Office at 1-800-777-1377. Charges for most riders will be deducted from the account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in your policy specifications. We may add to, delete from or modify the list of optional supplementary benefit riders.

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Disability Waiver of Charges Rider. Provides for the waiver of monthly deductions if the insured person becomes totally and permanently disabled, as defined in the rider, prior to age 60. If the insured person becomes totally and permanently disabled after age 60, monthly deductions are only waived until age 65. Benefits under this rider do not reduce the GDB Premium payment requirements that are necessary for the Guaranteed Death Benefit feature to remain in effect.

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Living Care Benefit Rider. Provides for an advance payment to you of a portion of the death benefit if the insured person becomes terminally ill, as defined in the rider, with death expected within 24 months. Advances under the rider are discounted for interest at the rates specified in the rider, and we may use a portion of any advance to repay loans under your policy. The maximum advance is $1,000,000.

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Disability Payment of Specified Premium Rider. This rider is designed to pay an amount of premium, referred to as the Specified Premium, into the account value each month during the life insured’s total disability. The Specified Premium is chosen at issue and shown in the policy specifications.

Total disability is a condition resulting from accidental bodily injury or disease which leaves the insured person (1) incapable of performing the duties of employment or (2) with total and irrecoverable loss of sight of both eyes or use of both hands, both feet or one hand and one foot. Before we will pay Specified Premium, we must receive due proof of the insured person’s total disability, which must begin between the policy anniversaries nearest the insured person’s 5th and 65th birthdays and must be continuous for at least six months.

Pursuant to the terms and conditions of this rider, we will continue to pay Specified Premium until (1) the insured person’s total disability has ceased, (2) the insured person has died, (3) we have not received sufficient proof of continued total disability, or (4) the rider has terminated. However, if total disability begins on or after the policy anniversary nearest the insured person’s 60th birthday, we will cease to pay Specified Premium on the earliest of the dates provided above and the day before the policy anniversary nearest the insured person’s 65th birthday.

Example: Assume that you have chosen a monthly Specified Premium amount of $1,000 and there has not been any change in benefits since your policy was issued. If you qualify for and receive such Specified Premium payments for a 5-year period prior to the insured person’s date of death, the total cumulative amount of premiums we will pay into the policy pursuant to this rider will be 60 months (i.e., 5 years) x $1,000 = $60,000. However, the amount of any death benefit paid upon the insured person’s death will not be reduced as a result of these payments under the rider.

We will not pay the Specified Premium under this rider if: (1) the total disability results from an intentional, self-inflicted injury or service in the armed forces; or (2) the total disability begins within 2 years after the rider’s Issue Date and results from an injury sustained or a disease contracted before the rider’s issue date.

The Specified Premium may be reduced in the event of a reduction in Total Face Amount or a change in any rider benefits. We will notify you of any such reduction in the Specified Premium.

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This rider will terminate at the earliest of (a) the date your policy terminates, (b) the date you request in writing to terminate this rider, or (c) the date of death of the insured person. However, if total disability begins on or after the policy anniversary nearest the insured person’s 60th birthday, the rider will terminate on the earliest of the dates provided above and the policy anniversary nearest the insured person’s 65th birthday.

The Specified Premium paid under this rider may not be sufficient to maintain the policy in force to Age 100. Therefore, you may be required to pay premiums during the period of continuous total disability in order to maintain the policy in force.

•

Children’s Insurance Benefit Rider. Provides term insurance up through age 21 on each covered child of the insured person. A child must be more than 14 days old and less than 15 years old to begin coverage.

•

Accidental Death Benefit Rider. Provides for an additional insurance benefit if the insured person’s death is due to accidental causes between the policy anniversaries nearest the insured person’s 5th and 70th birthdays.

•	Enhanced Cash Value Rider. While this rider is in effect, we will pay an Enhanced Cash Value Benefit in addition to the policy surrender value if:

•	you surrender the policy before the CDSC is equal to zero; and

•	the surrender is not the result of an exchange under Section 1035 of the Code.

The Enhanced Cash Value Benefit is equal to the CDSC in effect on the date of your surrender, up to a maximum amount equal to your account value on the date of surrender less any indebtedness. We describe the CDSC, and the period it is in effect, under “Deductions from account value.”

The Enhanced Cash Value Benefit does not increase (a) the death benefit payable under the policy, (b) the maximum amount you may borrow from the policy or (c) the maximum amount you may withdraw from the policy through partial withdrawals.

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Long-Term Care Acceleration Rider. This rider is intended only for policies where the death benefit is determined under Option A and the cash value accumulation test is elected. This rider provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes “chronically ill” so that such person: (1) is unable to perform at least 2 activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain qualified services described in the rider.

Benefits under the Long-Term Care Acceleration Rider will not begin until we receive proof that the insured person qualifies and has received 100 days of “qualified long-term care service” as defined in the rider, while the policy was in force. You must continue to submit evidence during the insured person’s lifetime of the insured person’s eligibility for rider benefits.

We determine a maximum amount of death benefit that we will advance for each month of qualification. This amount, called the “Maximum Monthly Benefit” is based on the percentage of the policy’s death benefit that you select when you apply for the policy, and the death benefit amount in effect when the insured person qualifies for benefits. The actual amount of any advance is based on the expense incurred by the insured person, up to the Maximum Monthly Benefit, for each day of qualified long-term care service in a calendar month. The first 100 days of qualified long-term care service, however, are excluded in any determination of an advance. We will recalculate the Maximum Monthly Benefit if you make a partial withdrawal of account value, and for other events described in the rider. Each advance reduces the remaining death benefit under your policy, and causes a proportionate reduction in your policy’s account value. If you have a policy loan, we will use a portion of each death benefit advance to repay indebtedness.

We restrict your account value’s exposure to market risk when benefits are paid under the Long-Term Care Acceleration rider. We do this in several ways. First, before we begin paying any Monthly Benefit or

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waiving monthly deductions, we will transfer all account value from the variable investment accounts to the fixed account. (The amount to be transferred will be determined on the business day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer account value or allocate any additional premium payment to a variable investment account while rider benefits are paid. Your participation in any of the automatic investment plans will also be suspended during this period.

If the insured person no longer qualifies for rider benefits and your policy remains in force, you will be permitted to invest new premium payments or existing account value in the variable investment accounts. (The restriction on transfers from the fixed account described under “Transfers of Account Value” will continue to apply.) Benefits under this rider do not reduce the GDB Premium payment requirements that may be necessary for the Guaranteed Death Benefit feature to remain in effect after a termination of rider benefits.

If you purchase this rider:

•

you and your immediate family will also have access to a national program designed to help the elderly maintain their independent living by providing advice about an array of elder care services available to seniors, and

•	you will have access to a list of long-term care providers in your area who provide special discounts to persons who belong to the national program.

TAXES

Tax Consequences of Owning a Policy

Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. This material does not constitute tax or legal advice and neither John Hancock USA nor any of its agents, employees or registered representatives are in the business of offering such advice.

Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do distribute any amount of your account value, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.

Distributions for tax purposes include amounts received upon surrender or partial withdrawals and may include the charges for certain supplementary benefit riders as described below. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. Amounts you borrow are generally not taxable to you.

Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part.

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Some of the tax rules change if your policy becomes a “modified endowment contract.” This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans.

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. We will monitor compliance with these standards. If we determine that a policy does not satisfy the definition of life insurance under section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludible from the beneficiary’s gross income under section 101 of the Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the account value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals and reductions in face amount that result in a distribution that is required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 72(e) of the Code. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Tax Consequences of Electing Certain Supplementary Benefit Riders

Long-term care riders. If you have elected the Long-Term Care Acceleration Rider, deductions from account value to pay the rider charges will reduce your investment in the contract but will not be included in income even if you have recovered all of your investment in the contract.

In addition, if you have elected a long-term care rider, the rider’s benefits generally will be excludible from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting

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specific requirements under section 101 and/or section 7702B of the Code. The riders are intended to meet these standards.

We caution you that there is a significant risk that ownership by anyone other than the person insured by the policy will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner’s income, and the death benefit may be part of the insured person’s estate for purposes of the Federal estate tax. A policy with a long-term care rider should not be purchased by or transferred to a person other than the insured person unless you have carefully reviewed the tax implications with your tax adviser.

Cash value enhancement riders. If you have elected the Enhanced Cash Value Rider, we will not treat the rider charge as a distribution from your life insurance policy for federal income tax purposes, however, such charge will reduce your investment in the policy.

Accelerated benefit riders. If you have elected the Living Care Benefit Rider, we intend for the rider’s benefits to be excludible from gross income under Section 101 of the Code. Nevertheless, you should consult your tax adviser as to the income tax consequences to you.

Effect on the Company’s Taxes

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

PRINCIPAL RISKS OF INVESTING IN THE POLICY

Lapse Risk

If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e., “lapse”). This can happen because you haven’t paid enough premiums or because the investment performance of the variable investment accounts you’ve chosen has been poor or because of a combination of both factors. You will be given a 61-day grace period within which to make additional premium payments to keep the policy in effect. If you don’t pay at least the required amount by the end of the grace period, your policy (or part of it) will lapse. If your policy lapses, all coverage under the policy will cease. If lapse occurs, you’ll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions. Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Policy loans also increase the risk of lapse.

Investment Risk/Risk of Loss

The policy offers a number of variable investment accounts, as listed in the APPENDIX. The investment performance of any variable investment account may be good or bad, and you may lose money on amounts you

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invest in a policy. Your account value will increase or decrease based on the investment performance of the variable investment accounts you’ve chosen. The variable investment accounts cover a broad spectrum of investment styles and strategies, some variable investment accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the portfolios. The death benefit may also increase or decrease with investment experience.

An investment in a policy is also subject to risks related to John Hancock USA, including that the obligations (including under the fixed account options), guarantees, or benefits are subject to the claims-paying ability of John Hancock USA. Information about John Hancock USA, including its financial strength ratings, is available upon request from your John Hancock USA representative. Our current financial strength ratings can also be obtained by contacting the Service Office at 1-800-777-1377.

Transfer Risk

There is a risk that you will not be able to transfer your account value from one variable investment account to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account are more restrictive than those that apply to transfers out of variable investment accounts. If you purchase certain supplementary benefit riders you will be subject to special transfer restrictions.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long term investors.

Access to Funds Risk/ Not a Short-Term Investment

This policy is not a short-term investment because of the substantial policy-level charges and the CDSC, and is not appropriate for an investor who needs ready access to cash. There is a risk that you will not be able (or willing) to access your account value by surrendering the policy because of the CDSC that may be payable upon surrender. The CDSC is a percentage of the premiums you’ve paid and disappears only after 9 policy years have passed. See the Fee Table of this prospectus for details on the CDSC. There is a fee for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $50.

Tax Risks

In order for you to receive the tax benefits extended to life insurance under the Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring, which can have adverse tax consequences. If the policy were determined not to qualify as life insurance under the Code, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “tax-deferred inside build-up” that is a major benefit of life insurance.

There is a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made unless your policy is a “modified endowment contract,” surrender or lapse of the policy with a loan outstanding would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds (including surrender or withdrawal proceeds) under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the

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circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

There are tax risks associated with the election of certain supplementary benefit riders (see “Tax Consequences of Electing Certain Supplementary Benefit Riders”).

ADDITIONAL INFORMATION REGARDING THE POLICY

Charges

Under the policies, we deduct the charges discussed immediately below under “Deductions from premium payments” and “Deductions from account value.” Although the Fee Table in this prospectus provides disclosure about the maximum rates we are permitted to charge, we currently deduct some of the charges at less than those maximum rates. As a general matter, however, we also are permitted to increase or decrease the rate at which we are deducting any charge, provided that the rate can never exceed the maximum set forth in your policy (including in any applicable supplementary benefit rider) and as disclosed in the Fee Table. By contacting the John Hancock USA Service Office or your John Hancock USA representative at any time, you can obtain information about the then-current rate of any charges that are applicable to your particular circumstances and/or obtain a personalized illustration that will demonstrate the manner in which those specific current charges impact the values under your policy.

Deductions from premium payments.

Premium sales charge. A charge to help defray our sales costs. The charge is 8% of the premium you pay in policy thereafter.

Enhanced Cash Value Rider charge. A charge to cover the cost of this rider, if elected, equal to 4% of premium paid in the first two policy years up to the Target Premium in each year. We may vary the charge where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the rider. These include the type of variations discussed under “Variations.” No variation in the charge will exceed the maximum stated above.

Deductions from account value.

Issue charge. A monthly charge to help defray our sales and administrative costs. The charge is a percentage of the Target Premium and will be the same regardless of the amount of premium actually paid. The Target Premium is determined at the time the policy is issued and appears in the policy specifications. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium. The percentage will vary by the gender, issue age and risk class of the insured person, the death benefit option selected and the duration of the policy.

Administrative charge. A monthly charge to help defray our administrative costs. This is a flat dollar charge of up to $31 during the first policy year and up to $11 during policy years 2 and thereafter.

Insurance charge. A monthly charge for the cost of insurance. To determine the charge, we multiply the AAR by a cost of insurance rate. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Total Sum Insured and the length of time the

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policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person’s attained age increases. The insurance charge for death benefit Option B will tend to be higher than the insurance charge for death benefit Option A.

Asset-based risk charge. A monthly charge for mortality and expense risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment accounts. We guarantee that the percentage on the first $25,000 of account value allocated to variable investment accounts will never exceed .07%. We guarantee that the percentages on the account value allocated to the variable investment accounts in excess of $25,000 will never exceed .07% for policy years 1 through 5 and .03% for policy years 6 and thereafter. This charge does not apply to the fixed account.

Per thousand BSI charge. A monthly charge based upon the amount of Basic Sum Insured then in effect under your policy. To determine the charge, we divide the amount of Basic Sum Insured by 1000 and then multiply the result by a rate that will not exceed the maximum rate shown in your policy. The rate will depend on the issue age, insurance risk characteristics and (generally) gender of the insured person.

Supplementary benefit rider charges. Monthly charges for any supplementary insurance benefits (other than the optional Enhanced Cash Value Rider) added to the policy by means of a rider. Maximum charges for the various riders are shown in the Fee Table above under “Transaction Fees” or “Periodic Charges Other than Annual Portfolio Expenses,” as appropriate. These charges are also specified in the rider’s provisions or the policy specifications. The charges that we currently apply to the Long-Term Care Acceleration Rider are less than the maximum charges and are subject to change; however, the current charges will never be more than the maximum charges shown. You can obtain information about the specific charges applicable to you from your John Hancock USA representative.

BSI increase charge. A charge we deduct if you increase the Basic Sum Insured. A table in your policy will state the maximum rate for the charge per $1,000 of Basic Sum Insured increase, based on the insured person’s age on the effective date of the increase and the death benefit option chosen. The rates are shown in the policy and generally range from $1.80 per $1,000 (for a female superpreferred risk with an issue age of less than 1 year and death benefit Option A) up to the maximum rate for an issue age 69 male tobacco risk with death benefit Option A or B.

Contingent deferred sales charge (“CDSC”). A charge we deduct if the policy lapses or is surrendered within the first 10 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums we received in the first two policy years that do not exceed the first year Target Premium, as shown in the following table:

Policy Year(s)	Percentage of First Year Target Premium
1-4	100%
5-6	95%
7	90%
8	70%
9	50%
10 and later	0%

The above table applies only if the insured person is less than attained age 45 at issue. For older issue ages, the maximum is reached earlier and the percentage may decrease to zero in fewer than 10 policy years. Regardless of issue age, there is a further limitation on the CDSC that can be charged if surrender or lapse occurs in the second policy year. A pro-rata portion of the CDSC may also be charged in the case of withdrawals that reduce Basic Sum Insured and requested reductions in Basic Sum Insured. The pro-rata charge is calculated by dividing the reduction in Basic Sum Insured by the Basic Sum Insured immediately prior to the reduction and then multiplying the applicable CDSC by that ratio.

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Loan interest charge. We will charge interest on any amount you borrow from your policy. The interest charged on any loan is a maximum effective annual rate of 3.75% for policy years 1-10. The effective annual interest rate is 3.50% for policy year 11-20, and 3% thereafter.

Transfer fee. We currently do not impose a fee upon transfers of account value among the variable investment accounts, but reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which would be 12 or more) to compensate us for the costs of processing these transfers.

Partial withdrawal charge. A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $50.

Charges at the portfolio level. The portfolios must pay investment management fees and other operating expenses from portfolio assets. These fees and expenses are different for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any variable investment accounts you select. Expenses of the portfolios are not fixed or specified under the terms of the policy, and those expenses may vary from year to year. See APPENDIX .

Additional Information About How Certain Policy Charges Work

The premium sales and the CDSC charges help to compensate us for the cost of selling our policies. The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the premium sales and the CDSC charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the administrative charge may also be recovered from such other sources.

Unless we agree otherwise, we will deduct the monthly deductions and any CDSC from your policy’s variable investment accounts and any fixed account in proportion to the amount of account value you have in each of those accounts. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Other Charges We Could Impose in the Future

We currently make no specific charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Separate Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected accounts. However, we expect that no such charge will be necessary.

We also reserve the right to increase the tax charge in order to correspond with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Our right to increase any charge up to the maximum rate shown in the policy specifications applies to then outstanding policies, as well as to policies issued after the increase.

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Commissions Paid to Dealers

We pay compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. The compensation paid to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 135% of the Target Premium paid in the first policy year, 8% of the Target Premium paid in years 2-4, and 5% of the Target Premium paid in years 5 through 10. Compensation on any premium paid in excess of Target Premium in any year will not exceed 8%. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives.

To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information (the “SAI”).

Lapse and Reinstatement

Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., “lapse”) for failure to pay charges due under the policy. During the first 5 policy years, there can be no lapse of any kind if the Guaranteed Death Benefit feature is in effect (see below). If the Guaranteed Death Benefit feature is in effect after the 5th policy year, the Additional Sum Insured, and any optional supplementary benefit riders (unless otherwise stated therein) will be in default and may lapse if the policy’s surrender value is not sufficient to pay the charges on a grace period testing date. If the Guaranteed Death Benefit feature is not in effect, the entire policy will be in default and may lapse if the policy’s account value is not sufficient to pay the charges on a grace period testing date. In either case, we will notify you of how much you will need to pay to keep the Additional Sum Insured or the policy in force. You will have a 61 day “grace period” to make these payments. If you pay these amounts during the grace period, you may also continue the Guaranteed Death Benefit feature by paying the necessary amount of GDB Premiums.

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If you don’t pay at least the required amount by the end of the grace period, the Additional Sum Insured and any optional supplementary benefit riders (unless otherwise stated therein) or your policy, as the case may be, will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., “reinstate”) it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. Reinstatement of a lapsed policy or Additional Sum Insured will take effect on the monthly deduction date on or next following the date we approve the reinstatement request. If the Guaranteed Death Benefit is not in effect and the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During a grace period, you cannot make a partial withdrawal or policy loan.

Generally, the suicide exclusion and incontestability provisions will apply from the effective date of reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.

Variations

Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy, and certain riders and options may not be available due to state insurance laws or restrictions in the state in which the policy is issued. You should refer to your policy for these state specific features.

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies, subject to the maximum charges described in this prospectus. For example, with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us, we may offer the policies with reduced charges or with additional or enhanced features or benefits. We will make these programs available in accordance with our established administrative procedures in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for such a program are: (i) the nature of the association and its organizational framework; (ii) the method by which sales will be made to the members of the class; (iii) the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; (iv) the anticipated lapse and surrender rates of the policies; (v) the size of the class of associated individuals and the number of years it has been in existence; (vi) the aggregate amount of premiums paid; and (vii) any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges or feature or benefit enhancement will be reasonable and will apply uniformly to all prospective policy investors in the class and will not unfairly discriminate against any owner.

Policy or Separate Account Changes

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. These changes include the following:

•	Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws

•	Adding or removing fixed accounts or variable investment accounts

•	Combining variable investment accounts

•	Closing the variable investment accounts to new allocations or transfers

•	Changes in the form of organization of any separate account

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Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock USA to be associated with the class of policies to which your policy belongs from the Separate Account to another separate account or subaccount, (2) to deregister the Separate Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

When We Pay Policy Proceeds

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within seven days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). You may choose to receive proceeds from the policy as a single sum. If no alternative payment option has been chosen, proceeds may be paid as a single sum. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out terms of the option in full. Please contact our Service Office for more information.

We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed fifteen days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment account if (1) the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings) or trading on the New NYSE is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the variable investment accounts may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

State laws allow us to defer payment of any portion of the surrender value derived from the fixed account for up to six months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

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When the Insured Person Reaches 100

On the policy anniversary nearest the insured person’s 100th birthday, the death benefit will become equal to the following:

•	the account value on the date of death, and

•	the lesser of the following:

•	the Basic Sum Insured plus the account value on the date of death, and

•	the Basic Sum Insured plus the Additional Sum Insured in effect immediately before the policy anniversary nearest the insured person’s 100th birthday.

Death benefit Options A and B (as described above) will then cease to apply. Also, we will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments. If the Guaranteed Death Benefit feature is in effect on the policy anniversary nearest the insured person’s 100th birthday, the death benefit as described above will be guaranteed not to lapse.

GENERAL DESCRIPTION OF REGISTRANT, DEPOSITOR AND PORTFOLIOS

Depositor

Your policy is issued by John Hancock Life Insurance Company (U.S.A.), 200 Berkeley St., Boston, MA 02116.

Registrant

The “registrant” of the policies with the SEC is the John Hancock Variable Life Account U, a separate account operated by us under Michigan law (the “Separate Account”). Each subaccount of the Separate Account invests its assets in one of the portfolios shown in the APPENDIX.

The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any obligations of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of John Hancock USA’s other assets. All obligations under the policies (including under any fixed account options), guarantees, or benefits are obligations of John Hancock USA and are subject to its claims paying ability.

We normally compute account values for each business day as of the close of the NYSE on that day (usually 4:00 p.m. Eastern time). In case of emergency or other disruption resulting in the NYSE closing at a time other than the regularly scheduled close, the close of our business day may be the regularly scheduled close of the NYSE or another time permitted by the SEC and applicable regulations. Over time, the amount you’ve invested in any variable investment account will increase or decrease the same as if you had invested the same amount directly in the corresponding portfolio and had reinvested all of that portfolio’s dividends and distributions in additional portfolio shares, except that we will deduct certain additional charges which will reduce your account value. We describe these charges under “Charges at the portfolio level.”

Portfolios

Information regarding each portfolio, including (i) its name; (ii) its investment objective; (iii) its investment adviser and any sub-investment adviser; (iv) current expenses; and (v) performance is available in the APPENDIX to this prospectus. Each portfolio has issued a prospectus that contains more detailed information about the portfolio. You can obtain the prospectus (hard copy or electronic) and additional information about any

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portfolio, at the addresses or phone number set forth in the first paragraph of the APPENDIX. On each business day, shares of each series are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which NYSE is open for trading.

We will purchase and redeem series fund shares for the Separate Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Separate Account. Any dividend or capital gains distributions received by the Separate Account will be reinvested in shares of that same fund at their net asset value as of the dates paid. We normally calculate the unit values for each variable investment account once every business day as of the close of that day, usually 4:00 p.m. Eastern time. Sales and redemptions within any variable investment account will be transacted using the unit value calculated as follows after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

Voting Portfolio Shares

We will vote all portfolio shares that we hold in the Separate Account for policy owners in proportion to instructions timely received by us from policy owners from all our Separate Accounts that are registered with the SEC under the 1940 Act. We will vote all portfolio shares that we otherwise are entitled to vote (including our own shares and other shares for which we receive no instructions) on any matter in proportion to the instructions timely received by us and any affiliated insurance companies with respect to the matter from policy owners in separate accounts of these insurance companies that are registered with the SEC under the 1940 Act. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote. The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the policy together with appropriate forms for giving voting instructions.

We determine the number of a portfolio’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s variable investment account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policy.

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FINANCIAL STATEMENTS

The financial statements of the Separate Account, as well as the consolidated financial statements of John Hancock USA are in the SAI. The financial statements of John Hancock USA have relevance for the policies only to the extent that they bear upon its ability to meet its obligations under the policies. You may request an SAI by contacting our Service Office at a phone number or address shown on the back cover of this prospectus.

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APPENDIX: PORTFOLIOS AVAILABLE UNDER THE POLICY

The following is a list of portfolios available under the policies. More information about the portfolios is available in the prospectuses for the portfolios, which may be amended from time to time. You can request this information at no cost by calling 1-800-827-4546 or by sending an email request to webmail@jhancock.com.

The current expenses and performance information below reflect fees and expenses of the portfolios, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each portfolio’s past performance is not necessarily an indication of future performance.

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/21) (%)
			1-YEAR	5-YEAR	10-YEAR
To approximate the aggregate total return of a broad-based U.S. domestic equity market index.	500 Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (North America) Limited	0.25%	28.36	18.18	16.27

To seek income and capital appreciation.	Active Bond Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.66%	-0.42	4.30	4.27

To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.	American Asset Allocation Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	0.92%	14.71	11.31	10.93

To seek to provide long-term growth of capital.	American Global Growth Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	1.05%	16.00	19.23	15.23

To seek to provide growth of capital.	American Growth Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	0.97%	21.55	24.97	19.27

To seek to provide long-term growth of capital and income.	American Growth-Income Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	0.91%	23.61	15.97	15.01
To seek to provide long-term growth of capital.	American International Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	1.16%	-1.81	9.23	7.74

Appendix-1	App tbl #2

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/21) (%)
			1-YEAR	5-YEAR	10-YEAR

To provide long-term growth of capital. Current income is a secondary objective.	Blue Chip Growth Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.76%	16.92	23.20	19.24

To seek long-term growth of capital.	Capital Appreciation Trust - Series NAV John Hancock Variable Trust Advisers LLC/Jennison Associates LLC	0.73%	15.76	26.65	20.19

To seek long-term capital appreciation.	Capital Appreciation Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.87%	18.16	14.83	13.62

To seek total return consisting of income and capital appreciation.	Core Bond Trust - Series NAV John Hancock Variable Trust Advisers LLC/Allspring Global Investments, LLC	0.61%	-1.99	3.52	3.09

To seek long-term growth of capital.	Disciplined Value International Trust - Series NAV John Hancock Variable Trust Advisers LLC/Boston Partners Global Investors, Inc.	0.87%	13.15	5.54	5.98

To seek long-term capital appreciation.	Emerging Markets Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/Dimensional Fund Advisors LP	0.98%	11.25	7.99	4.31

To provide substantial dividend income and also long-term growth of capital.	Equity Income Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.71%	25.49	11.02	11.92

To seek growth of capital.	Financial Industries Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.84%	29.70	11.52	12.92

To seek long-term growth of capital.	Fundamental All Cap Core Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.70%	30.68	20.25	18.00

Appendix-2	App tbl #2

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/21) (%)
			1-YEAR	5-YEAR	10-YEAR

To seek long-term capital appreciation.	Fundamental Large Cap Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.71%	30.00	14.06	14.41

To seek long-term capital appreciation.	Global Equity Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.87%	21.32	8.86	9.33

To seek long-term capital appreciation.	Health Sciences Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.95%	11.23	18.55	20.05

To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.	High Yield Trust - Series NAV John Hancock Variable Trust Advisers LLC/Western Asset Management Company, LLC	0.77%	5.78	6.22	6.45

To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.	International Equity Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/SSGA Funds Management, Inc.	0.34%	7.59	9.64	7.21

To seek long-term capital appreciation.	International Small Company Trust - Series NAV John Hancock Variable Trust Advisers LLC/Dimensional Fund Advisors LP	0.95%	13.77	9.41	9.43

To provide a high level of current income consistent with the maintenance of principal and liquidity.	Investment Quality Bond Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.68%	-1.21	4.22	3.56

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Lifestyle Balanced Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.62%	9.51	9.34	8.17

Appendix-3	App tbl #2

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/21) (%)
			1-YEAR	5-YEAR	10-YEAR

To seek a high level of current income with some consideration given to growth of capital.	Lifestyle Conservative Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.64%	2.94	6.14	5.23

To seek long-term growth of capital. Current income is also a consideration.	Lifestyle Growth Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.60%	14.13	11.46	10.11

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income.	Lifestyle Moderate Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.63%	7.23	8.28	7.23

To seek growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Balanced Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.73%	9.88	7.47	6.84

To seek current income and growth of capital, while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Conservative Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.72%	3.52	5.11	4.76

To seek long term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Growth Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.76%	12.85	8.12	7.33

To seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Moderate Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.73%	8.03	7.00	6.49

Appendix-4	App tbl #2

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/21) (%)
			1-YEAR	5-YEAR	10-YEAR

To seek long-term growth of capital.	Mid Cap Growth Trust (formerly Mid Cap Stock Trust) - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.86%	3.58	23.93	18.54

Seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index.	Mid Cap Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (North America) Limited	0.40%	24.27	12.67	13.79

To seek long-term capital appreciation.	Mid Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.91%	24.26	10.15	12.95

To obtain maximum current income consistent with preservation of principal and liquidity.	Money Market Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.28%	0.00	0.91	0.47

To seek maximum total return, consistent with preservation of capital and prudent investment management.	Opportunistic Fixed Income Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.81%	-2.06	4.86	2.72

To seek to achieve a combination of long-term capital appreciation and current income.	Real Estate Securities Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.74%	46.80	12.99	12.08

To seek long-term growth of capital. Current income is incidental to the fund’s objective.	Science & Technology Trust - Series NAV John Hancock Variable Trust Advisers LLC/Allianz Global Investors U.S. LLC and T. Rowe Price Associates, Inc.	1.05%	8.58	27.10	21.28

To seek income and capital appreciation.	Select Bond Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.59%	-1.15	3.96	3.36

Appendix-5	App tbl #2

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/21) (%)
			1-YEAR	5-YEAR	10-YEAR

To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.	Short Term Government Income Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.64%	-1.54	1.39	0.99

Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index.	Small Cap Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (North America) Limited	0.46%	14.59	11.66	12.94

To seek long-term capital appreciation.	Small Cap Opportunities Trust - Series NAV John Hancock Variable Trust Advisers LLC/Dimensional Fund Advisors LP and GW&K Investment Management, LLC	0.83%	31.16	11.66	12.70

To seek long-term capital appreciation.	Small Cap Stock Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	1.05%	1.27	20.55	15.69

To seek long-term capital appreciation.	Small Cap Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	1.04%	26.30	6.28	10.52

To seek long-term growth of capital.	Small Company Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	1.18%	22.81	10.37	12.13

To seek a high level of current income.	Strategic Income Opportunities Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.70%	0.95	4.08	4.84

To seek to track the performance of the Bloomberg U.S. Aggregate Bond Index (the “Bloomberg Index”) (which represents the U.S. investment grade bond market).	Total Bond Market Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.26%	-1.86	3.31	2.68

Appendix-6	App tbl #2

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/21) (%)
			1-YEAR	5-YEAR	10-YEAR

Seeks to approximate the aggregate total return of a broad U.S. domestic equity market index.	Total Stock Market Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (North America) Limited	0.51%	24.51	17.43	15.68

The fund seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.	Ultra Short Term Bond Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.61%	-0.41	1.28	0.77

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/21) (%)
			1-YEAR	5-YEAR	10-YEAR

The Portfolio seeks maximum real return consistent with preservation of real capital and prudent investment management.	PIMCO VIT All Asset Portfolio - Class M Pacific Investment Management Company LLC/Research Affiliates, LLC	1.54%	15.90	8.26	5.71

To seek to provide capital appreciation.	TOPS ® Aggressive Growth ETF - Class 2 ValMark Advisers, Inc./Milliman Financial Risk Management, LLC	0.55%	19.31	12.65	11.48

To seek to provide income and capital appreciation.	TOPS ® Balanced ETF - Class 2 ValMark Advisers, Inc./Milliman Financial Risk Management, LLC	0.56%	9.62	7.60	6.72

To seek to preserve capital and provide moderate income and moderate capital appreciation.	TOPS ® Conservative ETF - Class 2 ValMark Advisers, Inc./Milliman Financial Risk Management, LLC	0.58%	6.45	5.76	4.90

To seek to provide capital appreciation.	TOPS ® Growth ETF - Class 2 ValMark Advisers, Inc./Milliman Financial Risk Management, LLC	0.55%	16.52	11.31	10.13

To seek to provide capital appreciation.	TOPS ® Moderate Growth ETF - Class 2 ValMark Advisers, Inc./Milliman Financial Risk Management, LLC	0.55%	12.82	9.53	8.50

* The portfolios’ annual expenses may reflect temporary fee or expense waivers or reimbursements.

Appendix-7	App tbl #2

JOHN HANCOCK USA SERVICE OFFICE

Overnight Express Delivery	Mail Delivery

Life Post Issue John Hancock Insurance Company 30 Dan Road, Suite #55979 Canton, MA 02021	Life Post Issue John Hancock Insurance Company PO Box 55979 Boston, MA 02205
Phone:	Fax:

1-800-777-1377	1-617-572-1571

In addition to this prospectus, John Hancock USA has filed with the SEC an SAI that contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, and the audited financial statements for John Hancock USA and the Separate Account. The SAI is incorporated by reference into this prospectus and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained, without charge, by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

Reports and other information about the Separate Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by submitting an electronic request to the following e-mail address: publicinfo@sec.gov.

1940 Act File No. 811-3068 — 1933 Act File No. 333-164173

EDGAR Contract Identifier No. C000086008

Supplement Dated April 25, 2022
to
Prospectus Dated April 25, 2022

This Supplement is to be distributed with the prospectus for the following variable life insurance policy of John Hancock Life Insurance Company (U.S.A.) that is delivered or issued for delivery in the state specified:
MEDALLION VARIABLE UNIVERSAL LIFE EDGE II
(MASSACHUSETTS ONLY)
This Supplement is mandated by the Commonwealth of Massachusetts.

In purchasing a Medallion Variable Universal Life Edge II policy, you should be aware of the following:
•	By paying only the Guaranteed Death Benefit Premium, you may be foregoing the advantage of building up significant Account Value.
•	The Loan Value available under the policy will never be less than 75% of the Surrender Value.
GDBP-MA ((4/2022))
1

Statement of Additional Information
dated April 25, 2022
for interests in
John Hancock Variable Life Account U
(Name of Registrant)
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
(Name of Depositor)
This is a Statement of Additional Information (“SAI”) relating to the following variable life insurance and variable universal life insurance policies issued by John Hancock USA and providing for allocation of premiums and policy values to the John Hancock Variable Life Account U:
Name of Policy (and SEC EDGAR Identifier #)	Name of Policy (and SEC EDGAR Identifier #)
Annual Premium Variable Life (C000086006)	Medallion Variable Universal Life Edge (C000086007)
eVariable Life (C000086009)	Medallion Variable Universal Life Edge II (C000086008)
Medallion Variable Life (C000086004)	Medallion Variable Universal Life Plus (C000086005)
This Statement of Additional Information is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting our Service Office by mail at Life Post Issue, John Hancock Insurance Company, PO Box 55979, Boston, MA 02205, or telephone at 1-800-732-5543.

General Information and History
Depositor
Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” John Hancock USA (“Depositor”) is a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The Depositor is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, the Depositor was known as The Manufacturers Life Insurance Company (U.S.A.). The Depositor's ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.
Registrant
Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Variable Life Account U (the “Registrant” or “Separate Account”), is a separate account initially established by the Depositor under Massachusetts law on May 27, 1993. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.
Separate Account U’s subaccounts are made available as the variable investment accounts under variable life insurance and variable universal life insurance policies issued by John Hancock USA. New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.
Services
Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.
Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111.
Audit services are provided by Ernst & Young LLP, independent registered public accounting firm. Ernst & Young LLP’s address is 200 Clarendon Street, Boston, Massachusetts, 02116.
Underwriters
Principal Underwriter
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company wholly owned by John Hancock Life Insurance Company (U.S.A.), is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.
JH Distributors' principal address is 200 Berkeley Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
Offering and Commissions
We offer the policies for sale, on a continuous basis, through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors.
The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2021, 2020, and 2019, was $99,954,847, $60,549,713, and $93,867,230, respectively. JH Distributors did not retain any of these amounts during such periods.
2

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.
Other Payments
Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:
•	Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
•	Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
•	Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.
Additional Information
Sales Load
We expect to recover our total sales expenses over the life of the policies through policy charges, including the premium, surrender and face amount charges. The amount of the charges in any policy year does not specifically correspond to sales expenses for that year, and to the extent that the premium, surrender and face amount charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including the asset-based risk charge and other charges with respect to the policies, or from our general assets.
Underwriting Procedures
A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning the insured person's age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.
3

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS John Hancock Life Insurance Company (U.S.A.) For the Years Ended December 31, 2021, 2020 and 2019 With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2021, 2020 and 2019

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company (U.S.A.)

Opinion

We have audited the statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2021 and 2020, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2021, and the related notes to the financial statements (collectively referred to as “the financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, on the basis of accounting described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2021.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services. Management is also responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 30, 2022

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2021	2020
(in millions)

Admitted assets
Cash and invested assets:
Bonds	$53,270	$49,194
Stocks:
Preferred stocks	31	36
Common stocks	1,261	1,082
Investments in affiliates	3,186	2,879
Mortgage loans on real estate	11,430	11,573
Real estate:
Company occupied	150	151
Investment properties	4,124	4,058
Cash, cash equivalents and short-term investments	4,136	6,620
Policy loans	2,737	2,765
Derivatives	13,136	20,197
Receivable for collateral on derivatives	109	210
Receivable for securities	3	1
Other invested assets	10,854	9,388
Total cash and invested assets	104,427	108,154
Investment income due and accrued	882	775
Premiums due	48	49
Amounts recoverable from reinsurers	448	360
Funds held by or deposited with reinsured companies	2,745	2,890
Other reinsurance receivable	345	284
Amounts due from affiliates	205	171
Other assets	2,055	1,981
Assets held in separate accounts	161,855	151,488
Total admitted assets	$273,010	$266,152

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2021	2020
(in millions)

Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$69,515	$68,229
Policyholders’ and beneficiaries’ funds	2,558	2,494
Consumer notes	138	138
Dividends payable to policyholders	317	348
Policy benefits in process of payment	602	577
Other amount payable on reinsurance	500	502
Other policy obligations	37	40
Total policy and contract obligations	73,667	72,328
Payable to parent and affiliates	1,490	2,725
Transfers to (from) separate account, net	(314)	(325)
Asset valuation reserve	2,822	2,888
Reinsurance in unauthorized companies	66	55
Funds withheld from unauthorized reinsurers	310	167
Interest maintenance reserve	1,304	1,795
Net deferred tax liability	344	79
Derivatives	8,444	13,303
Payables for collateral on derivatives	1,361	2,096
Payables for securities	41	192
Funds held under coinsurance	9,523	8,904
Other general account obligations	1,685	1,449
Obligations related to separate accounts	161,855	151,488
Total liabilities	262,598	257,144

Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2021 and 2020)	-	-
Common stock (par value $1; 50,000,000 shares authorized; 4,728,940 shares issued and outstanding at December 31, 2021 and 2020)	5	5
Paid-in surplus	3,219	3,219
Surplus notes	586	585
Unassigned surplus	6,602	5,199
Total capital and surplus	10,412	9,008
Total liabilities and capital and surplus	$273,010	$266,152

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF OPERATIONS—STATUTORY-BASIS

	Years Ended December 31,
	2021	2020	2019
(in millions)

Premiums and other revenues:
Life, long-term care and annuity premiums, net	$15,931	$11,667	$14,948
Consideration for supplementary contracts with life contingencies	118	141	145
Net investment income	4,470	4,095	4,406
Amortization of interest maintenance reserve	146	149	151
Commissions and expense allowance on reinsurance ceded	542	593	638
Reserve adjustment on reinsurance ceded	(8,860)	(4,593)	(7,575)
Separate account administrative and contract fees	1,777	1,683	1,711
Other (expenses) revenue	(30)	71	145
Total premiums and other revenues	14,094	13,806	14,569

Benefits paid or provided:
Death, surrender and other contract benefits, net	15,026	12,880	12,851
Annuity benefits	1,097	787	1,122
Disability and long-term care benefits	937	943	853
Interest and adjustments on policy or deposit-type funds	58	48	32
Payments on supplementary contracts with life contingencies	48	210	207
Increase (decrease) in life, annuity and long-term care reserves	1,208	2,297	1,863
Total benefits paid or provided	18,374	17,165	16,928

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	1,122	975	1,052
General expenses	1,161	972	1,041
Insurance taxes, licenses and fees	170	149	159
Net transfers to (from) separate accounts	(8,054)	(6,427)	(7,050)
Investment income ceded	489	2,664	1,577
Other (income) deductions	(1)	(264)	20
Total insurance expenses and other deductions	(5,113)	(1,931)	(3,201)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	833	(1,428)	842
Dividends to policyholders	76	92	110
Income (loss) from operations before federal income taxes and net realized capital gains (losses)	757	(1,520)	732
Federal income tax expense (benefit)	(464)	(64)	(286)
Income (loss) from operations before net realized capital gains (losses)	1,221	(1,456)	1,018

Net realized capital gains (losses)	1,043	2,066	198
Net income (loss)	$2,264	$610	$1,216

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Unassigned Surplus (Deficit)	Total Capital and Surplus
(in millions)

Balances at January 1, 2019	$5	$3,219	$585	$5,061	$8,870
Net income (loss)				1,216	1,216
Change in net unrealized capital gains (losses)				397	397
Change in net deferred income tax				(78)	(78)
Decrease (increase) in non-admitted assets				(46)	(46)
Change in liability for reinsurance in unauthorized reinsurance				(189)	(189)
Decrease (increase) in asset valuation reserves				(817)	(817)
Dividend paid to parent				(845)	(845)
Change in surplus as a result of reinsurance				(29)	(29)
Other adjustments, net			-	(3)	(3)
Balances at December 31, 2019	5	3,219	585	4,667	8,476

Net income (loss)				610	610
Change in net unrealized capital gains (losses)				683	683
Change in net deferred income tax				149	149
Decrease (increase) in non-admitted assets				(95)	(95)
Change in liability for reinsurance in unauthorized reinsurance				135	135
Change in reserve due to change in valuation basis				20	20
Decrease (increase) in asset valuation reserves				(90)	(90)
Dividend paid to parent				(975)	(975)
Change in surplus as a result of reinsurance				85	85
Other adjustments, net			-	10	10
Balances at December 31, 2020	5	3,219	585	5,199	9,008

Net income (loss)				2,264	2,264
Change in net unrealized capital gains (losses)				(11)	(11)
Change in net deferred income tax				(371)	(371)
Decrease (increase) in non-admitted assets				40	40
Change in liability for reinsurance in unauthorized reinsurance				(11)	(11)
Decrease (increase) in asset valuation reserves				66	66
Dividend paid to parent				(580)	(580)
Change in surplus as a result of reinsurance				(56)	(56)
Other adjustments, net			1	62	63
Balances at December 31, 2021	$5	$3,219	$586	$6,602	$10,412

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CASH FLOW—STATUTORY-BASIS

	Years Ended December 31,
	2021	2020	2019
(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$16,051	$14,021	$15,079
Net investment income received	4,490	4,139	4,394
Separate account fees	1,777	1,683	1,711
Commissions and expenses allowance on reinsurance ceded	486	593	638
Miscellaneous income	109	304	207
Benefits and losses paid	(26,172)	(19,600)	(23,052)
Net transfers from (to) separate accounts	8,065	6,462	7,038
Commissions and expenses (paid) recovered	(2,660)	(4,808)	(3,467)
Dividends paid to policyholders	(107)	(120)	(127)
Federal and foreign income and capital gain taxes (paid) recovered	172	(479)	677
Net cash provided by (used in) operating activities	2,211	2,195	3,098

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	18,296	18,253	15,032
Stocks	142	203	142
Mortgage loans on real estate	1,176	919	1,698
Real estate	102	315	106
Other invested assets	2,393	1,054	1,558
Derivatives	879	1,969	-
Net gains (losses) on cash, cash equivalents and short term investments	(13)	18	1
Total investment proceeds	22,975	22,731	18,537

Cost of investments acquired:
Bonds	22,343	21,825	17,230
Stocks	128	118	105
Mortgage loans on real estate	1,125	830	1,261
Real estate	187	216	359
Other invested assets	2,266	1,307	1,354
Derivatives	-	-	139
Total cost of investments acquired	26,049	24,296	20,448
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	(787)	885	(395)
Net (increase) decrease in policy loans	28	123	(100)
Net cash provided by (used in) investment activities	(3,833)	(557)	(2,406)

Financing and miscellaneous activities
Borrowed funds	2	497	(10)
Net deposits (withdrawals) on deposit-type contracts	65	233	(135)
Dividend paid to Parent	(580)	(975)	(845)
Other cash provided (applied)	(349)	1,411	1,126
Net cash provided by (used in) financing and miscellaneous activities	(862)	1,166	136

Net increase (decrease) in cash, cash equivalents and short-term investments	(2,484)	2,804	828
Cash, cash equivalents and short-term investments at beginning of year	6,620	3,816	2,988
Cash, cash equivalents and short-term investments at end of year	$4,136	$6,620	$3,816

Non-cash activities during the year:
Bonds and Common stocks transfer of assets	$120	$-	$-
Mortgage loans transfer of assets	(87)	-	-
Other invested assets transfer of assets	(33)	-	-
Premium and other operating activity related to reinsurance transactions, net	-	2,166	(109)
Transfer of invested assets related to reinsurance and other affiliate transactions, net	-	(2,166)	109

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company is licensed to conduct insurance business in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands, and provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, and financial planners. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. The Company discontinued new sales of its individual long-term care product but maintains in-force retail and group long-term care business. The Company also discontinued new sales of its corporate and bank-owned life insurance products.

The Company is also registered as a foreign reinsurer in several jurisdictions outside of the United States as part of its International Group Program that offers pooling services and reinsurance coverage for group employee contracts issued by its network partners to local companies, which are subsidiaries, branches or affiliates of multinational corporations.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”), as well as a wholly-owned captive insurance subsidiary, Manulife (Michigan) Reassurance Company (“MMRC”).

The Company’s results and operations have been and may continue to be adversely impacted by COVID-19 and the economic environment. The adverse effects include but are not limited to significant volatility in equity markets, decline in interest rates, increase in credit risk, strain on commodity markets and alternative long duration asset prices, foreign currency exchange rate volatility, increases in insurance claims, persistency and redemptions, and disruption of business operations. The breadth and depth of these events and their duration contribute additional uncertainty around estimates used in determining the carrying value of certain assets and liabilities included in these financial statements.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying audited statutory equity. Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity, including the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company owned properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other hedging purposes, also known as economic hedges, do not meet the criteria to qualify for hedge accounting. These derivative instruments are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying audited GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. Interest rate swaps and swaptions supporting our Variable Annuities dynamic hedging program are not in an accounting hedge relationship and any realized capital gains (losses) on these sold interest rate swaps and swaptions are not deferred to IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2021, 2020 and 2019, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Department.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. At December 31, 2021 and 2020, the Company held reserves of $ 989 million and $ 1,055 million, respectively, on insurance in-force for which gross premiums were less than net premiums according to the standard of valuation set by the State of Michigan.

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables and using principally the Commissioner’s Reserve Valuation Method. Reserves and assumptions for policies following Valuation Manual 20 (“VM-20”) or Valuation Manual 21 (“VM-21”) will be outlined in the Company’s principle-based reserving (“PBR”) Actuarial Report, following Valuation Manual 31 (“VM-31”).

•

Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983, and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Reserving Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

•

For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2021 and 2020. Reserves at December 31, 2021 and 2020 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

•	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•	Reserves for variable deferred annuity contracts are calculated in accordance with Valuation Manual 21 (“VM-21”).

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions and expense allowances allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial gain is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of effective tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 13% and 14% of the Company’s aggregate reserve for life contracts at December 31, 2021 and 2020, respectively. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, long-term care, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for term certain supplementary contracts, consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and the IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2021 and 2020, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

During 2021, the NAIC Valuation of Securities Task Force (“VOSTF”) adopted changes to the P&P Manual for real estate leased backed securities, impacting the assets reclassified under the guidelines for ground lease financing transactions. As a result, the Company reclassified $87 million from mortgage loans and $33 million from other invested assets to bonds. The reclassifications had no material impact on the Company’s financial position, results of operations, financial statement disclosures and Risk-Based Capital.

Adoption of New Accounting Standards

In November 2020, the NAIC adopted the final version of the Group Capital Calculation template (“GCC”) and instructions.    The purpose of the calculation is to provide additional analytical information to the lead state supervisor in charge of a group and is effective after December 31, 2021. As a wholly owned subsidiary of MFC subject to the supervision of the group’s activities on a consolidated basis, including capital adequacy, by the Canadian Insurance Regulator, the Office of the Superintendent of Financial Institutions (“OSFI”), it is not expected that these capital requirements will affect the Company.

Effective January 1, 2020, NAIC Valuation Manual 21 (“VM-21”) – Requirements for Principle-Based Reserves for Variable Annuities was adopted as the new statutory reserving standard replacing Actuarial Guideline 43 (“AG43”) – Commissioners Annuity Reserve Valuation Method (“CARVM”) for Variable Annuities. The requirement is applicable to all variable annuity business in force. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Effective December 31, 2019, the NAIC made non-substantive revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 100R, Fair Value Measurements to adopt with modification the disclosure amendments reflected in Accounting Standards Update (“ASU”) 2018-13 Changes to the Disclosure Requirements for Fair Value Measurement. The revisions included elimination of certain fair value disclosures. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In November 2018, the NAIC adopted SSAP No. 108 – Derivatives Hedging Variable Annuity Guarantees as a substantive guidance which permits and specifies the requirements for applying a special accounting treatment for derivative contracts hedging variable annuity guarantee benefits that are subject to fluctuations as a result of interest rate sensitivity. The provisions of SSAP No. 108 are separate and distinct from the statutory guidance in SSAP No. 86 – Derivatives. Application of the adopted guidance is limited to the derivative transactions specified in SSAP No. 108 and permitted only if all of the requirements for the special accounting treatment are met. The guidance is effective beginning January 1, 2020. The Company has not elected hedge accounting under SSAP 108.

In November 2018, the NAIC made non-substantive revisions to SSAP No. 51R – Life Contracts to adopt ASU 2018-28 Updates to Liquidity Disclosures. The revisions included enhancements to the existing disclosures on annuity actuarial reserves and deposit type liabilities by withdrawal characteristics and added life liquidity disclosures. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In November 2018, the NAIC made non-substantive revisions to SSAP No. 86 – Derivatives to incorporate hedge documentation and assessment efficiencies from ASU 2017-12 Targeted Improvements to Accounting for Hedging Activities as issued by Financial Accounting Standards Board (“FASB”). The revisions will allow companies to perform subsequent assessments of hedge effectiveness qualitatively if certain conditions are met, allow companies more time to perform the initial quantitative hedge effectiveness assessment and clarify that companies may apply the “criterial terms match” method for a group of forecasted transactions if they meet the requirements. The revisions were effective beginning January 1, 2019 and the Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In March 2017, the NAIC made substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-15 Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments as issued by the FASB, without modifications. The revisions clarified the classification of eight specific cash flow issues with the objective of reducing diversity in practice. The amendment is to be applied retrospectively, effective for fiscal years beginning after December 15, 2018 and interim periods within those years. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In August 2017, the NAIC adopted non-substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-18 Statement of Cash Flows: Restricted Cash as issued by the FASB. The revision clarifies that restricted cash and cash equivalents shall not be reported as operating, investing or financing activities, but shall be reported with cash and cash equivalents when reconciling beginning and ending amounts on the cash flow statement. A consequential change was incorporated in SSAP No. 1 – Accounting Policies, Risks & Uncertainties and Other Disclosures to ensure information on restricted cash, cash equivalents and short-term investments is reported in the restricted asset disclosure. The revision was effective December 31, 2019, to be adopted retrospectively to allow for comparative cash flow statements. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

On September 22, 2017, The Bilateral Agreement Between the United States of America and the European Union (EU) on Prudential Measures Regarding Insurance and Reinsurance, known as the Covered Agreement, was signed by the United States Department of the Treasury and the US Trade Representative. The Covered Agreement includes provisions that serve to reduce reinsurance collateral requirements for certified reinsurers that are licensed and domiciled in Qualified Jurisdictions.    On June 25, 2019, the NAIC Executive Committee adopted revisions to the Credit for Reinsurance Model Law (#785) and Credit for Reinsurance Model Regulation (#786), which implement the reinsurance collateral provisions of the Covered Agreements with the European Union (EU) and the United Kingdom (UK). These revisions create a new type of jurisdiction, which is called a Reciprocal Jurisdiction and eliminate reinsurance collateral requirements and local presence requirements for EU and UK reinsurers that maintain a minimum amount of own-funds equivalent to $250 million and a solvency capital requirement (SCR) of 100% under Solvency II. The revisions also provide Reciprocal Jurisdiction status for accredited U.S. jurisdictions and Qualified Jurisdictions if they meet certain requirements in the credit for reinsurance models. U.S. states must adopt these revisions prior to September 1, 2022 or face potential federal preemption by the Federal Insurance Office. To avoid preemption, the laws must be enacted prior to September 1, 2022, and must adhere exactly to the models as they have been adopted by the NAIC. On December 7, 2019, the Statutory Accounting Principles (E) Working Group adopted revisions to Appendix A-785 to incorporate the updates from the adopted Credit for Reinsurance Model Law (#785) and the Credit for Reinsurance Model Regulation (#786) that include the relevant provisions from the Covered Agreement. The State of Michigan enacted #785 legislation in 2021 and adopted #786 legislation effective May 18, 2021. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In August 2016, the NAIC adopted substantive revisions to SSAP No. 51 – Life Contracts in order to allow principle-based reserving (“PBR”) for life insurance contracts as specified in the NAIC Valuation Manual – 20 (“VM-20”). Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date was January 1, 2017 but companies were allowed to defer adoption for three years until January 1, 2020. The Company had adopted VM-20 for certain products launched in 2018 and 2019. As of January 1, 2020, VM-20 was implemented for all new life insurance contracts. Adoption of VM-20 is on a prospective basis, therefore, there is no impact to surplus upon adoption.

Future Adoption of New Accounting Standards

In April 2020, the NAIC adopted INT 20-1 Reference Rate Reform as an interpretation of statutory accounting guidance to incorporate the US GAAP guidance from ASU 2020-04, Reference Rate Reform (Topic 848) “Facilitation of the Effects of Reference Rate Reform on Financial Reporting”. The effective date of this guidance begins on March 12, 2020 and sunsets on Dec 31, 2022. The guidance provides limited period elective application of accounting relief (expedients) to address the direct effects from the reference rate reform on affected contracts and hedging relationships. The Company’s exposure to these changes is not significant and has not resulted in significant changes to the Company’s risk management strategies.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2021, 2020 and 2019.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

(in millions)
December 31, 2021:
U.S. government and agencies	$3,765	$210	$(71)	$3,904
States and political subdivisions	3,337	703	(9)	4,031
Foreign governments	2,699	65	(5)	2,759
Corporate bonds	37,476	4,929	(127)	42,278
Mortgage-backed and asset-backed securities	5,993	768	(15)	6,746

Total bonds	$53,270	$6,675	$(227)	$59,718

December 31, 2020:
U.S. government and agencies	$4,323	$381	$(77)	$4,627
States and political subdivisions	2,915	756	(1)	3,670
Foreign governments	2,456	82	(5)	2,533
Corporate bonds	33,455	6,791	(44)	40,202
Mortgage-backed and asset-backed securities	6,045	992	(4)	7,033

Total bonds	$49,194	$9,002	$(131)	$58,065

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2021, by contractual maturity, is as follows:

	Carrying Value	Fair Value

(in millions)
Due in one year or less	$912	$921
Due after one year through five years	6,110	6,400
Due after five years through ten years	10,073	10,690
Due after ten years	30,182	34,961
Mortgage-backed and asset-backed securities	5,993	6,746

Total	$53,270	$59,718

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31,
	2021	2020

(in millions)
At fair value:
Bonds and cash pledged in support of over-the-counter derivative instruments	$442	$305
Bonds and cash pledged in support of exchange-traded futures	408	601
Bonds and cash pledged in support of cleared interest rate swaps	931	1,058

Total fair value	$1,781	$1,964

At carrying value:
Bonds on deposit with government authorities	$14	$14
Mortgage loans pledged in support of real estate	-	-
Bonds held in trust	92	92
Pledged collateral under reinsurance agreements	2,974	2,899

Total carrying value	$3,080	$3,005

At December 31, 2021 and 2020, the Company held below investment grade corporate bonds of $2,737 million and $2,968 million, with an aggregate fair value of $2,944 million and $3,116 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Impairment is considered to have occurred, based on management’s judgment, when it is deemed probable that the Company will not be able to collect all amounts due according to the debt security’s contractual terms. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

(2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The following tables disclose the impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV) by CUSIP for loan-backed and structured securities:

Year Ended December 31, 2021

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

	$-	$-	$-	$-	$-
	-	-	-	-	-
	-	-	-	-	-

Total	$-	$-	$-	$-	$-

Year Ended December 31, 2020

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

51817TAB8	$29	$24	$5	$24	$21
	-	-	-	-	-
	-	-	-	-	-

Total	$29	$24	$5	$24	$21

When a decline in fair value is other-than-temporary, an impairment loss is recognized as a realized loss equal to the entire difference between the bond’s carrying value or amortized cost and its fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

(in millions)
December 31, 2021:
U.S. government and agencies	$109	$(1)	$588	$(70)	$697	$(71)
States and political subdivisions	297	(6)	51	(3)	348	(9)
Foreign governments	121	(3)	56	(2)	177	(5)
Corporate bonds	4,829	(106)	404	(21)	5,233	(127)
Mortgage-backed and asset-backed securities	337	(15)	6	-	343	(15)

Total	$5,693	$(131)	$1,105	$(96)	$6,798	$(227)

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

(in millions)
December 31, 2020:
U.S. government and agencies	$2,208	$(77)	$-	$-	$2,208	$(77)
States and political subdivisions	57	(1)	-	-	57	(1)
Foreign governments	-	-	54	(5)	54	(5)
Corporate bonds	1,018	(33)	175	(11)	1,193	(44)
Mortgage-backed and asset-backed securities	238	(4)	9	-	247	(4)

Total	$3,521	$(115)	$238	$(16)	$3,759	$(131)

At December 31, 2021 and 2020, there were 510 and 146 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $70 million and $56 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and therefore widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2021, 2020 and 2019, realized capital losses include $10 million, $112 million, and $27 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 14, 52, and 13 securities, respectively.

The total recorded investment in restructured corporate bonds at December 31, 2021, 2020 and 2019 was $29 million, $0 million, and $0 million, respectively. There were 1, 0, and 1 restructured corporate bonds for which an impairment was recognized during 2021, 2020 and 2019, respectively. The Company accrues interest income on impaired securities to the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds, including non-cash sales from reinsurance transactions, resulted in the following:

	Years Ended December 31,
	2021	2020	2019

(in millions)
Proceeds	$15,525	$16,955	$12,389
Realized gross gains	153	625	356
Realized gross losses	(218)	(67)	(50)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2021 and 2020.

Affiliate Transactions

In 2021, the Company sold certain bonds to an affiliate, JHNY. These bonds had a book value of $70 million and fair value of $72 million. The Company recognized $2 million in pre-tax realized gains before transfer to the IMR.

In 2021, the Company sold certain bonds to an affiliate, JHLH. These bonds had a book value of $256 million and fair value of $263 million. The Company recognized $7 million in pre-tax realized gains before transfer to the IMR.

In 2021, the Company sold certain bonds to an affiliate, John Hancock Funding Company LLC, (“JHFLLC”). These bonds had a book value of $18 million and fair value of $33 million. The Company recognized $15 million in pre-tax realized gains before transfer to the IMR.

In 2021, the Company sold certain bonds to an affiliate, Manulife Reinsurance Bermuda Limited, (“MRBL”). These bonds had a book value of $97 million and fair value of $96 million. The Company recognized $1 million in pre-tax realized losses before transfer to the IMR.

In 2021, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $214 million.

In 2021, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $299 million.

In 2021, the Company acquired at fair value, certain bonds from an affiliate, JHFLLC, for $17 million.

In 2021, the Company acquired at fair value, certain bonds from an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), for $243 million.

In 2020, the Company sold certain bonds to an affiliate, JHRECO. These bonds had a book value of $178 million and fair value of $206 million. The Company recognized $28 million in pre-tax realized gains before transfer to the IMR.

In 2020, the Company sold certain bonds to an affiliate, JHFLLC. These bonds had a book value of $99 million and fair value of $98 million. The Company recognized $1 million in pre-tax realized losses before transfer to the IMR.

In 2020, the Company acquired at fair value, certain bonds from an affiliate, JHRECO, for $304 million.

In 2020, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $76 million.

In 2020, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $65 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In 2019, the company seeded certain bonds to an affiliate, JHFLLC. These bonds had a book value of $63 million and fair value of $62 million. The Company recognized $1 million in pre-tax realized losses before transfer to the IMR.

In 2019, the Company sold certain bonds to an affiliate, JHRECO. These bonds had a book value of $893 million and fair value of $943 million. The Company recognized $50 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company sold certain bonds to an affiliate, JHLH. These bonds had a book value of $82 million and fair value of $93 million. The Company recognized $11 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company sold certain bonds to an affiliate, JHNY. These bonds had a book value of $121 million and fair value of $130 million. The Company recognized $9 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $123 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $98 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHRECO, for $1,088 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, Manulife Reinsurance Bermuda Ltd (“MRBL”), for $109 million in lieu of a reinsurance cash settlement.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, MRBL, for $27 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHFLLC, for $3 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Preferred and Common Stocks

Cost and fair value of the Company’s investments in preferred and common stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

(in millions)
December 31, 2021:
Preferred stocks:
Nonaffiliated	$20	$11	$-	$31
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	724	560	(23)	1,261
Affiliates*	1,589	1,597	-	3,186

Total stocks	$2,333	$2,168	$(23)	$4,478

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

(in millions)
December 31, 2020:
Preferred stocks:
Nonaffiliated	$29	$7	$-	$36
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	698	399	(15)	1,082
Affiliates*	1,589	1,290	-	2,879

Total stocks	$2,316	$1,696	$(15)	$3,997

*Affiliates - fair value represents the carrying value

At December 31, 2021 and 2020, there were 53 and 73 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $10 million and $3 million at December 31, 2021 and 2020, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2021, 2020 and 2019, realized capital losses include $2 million, $18 million, and $7 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 25, 144, and 132 securities, respectively. These are primarily made up of impairments on public and private common stocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Mortgage Loans on Real Estate

At December 31, 2021 and 2020, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2021:

Property Type	Carrying Value
(in millions)
Apartments	$3,256
Industrial	836
Office buildings	2,720
Retail	3,013
Agricultural	-
Agribusiness	188
Mixed use	6
Other	1,417
Allowance	(6)

Total mortgage loans on real estate	$11,430

December 31, 2020:

Property Type	Carrying Value
(in millions)
Apartments	$2,904
Industrial	838
Office buildings	2,855
Retail	3,165
Agricultural	-
Agribusiness	140
Mixed use	7
Other	1,668
Allowance	(4)

Total mortgage loans on real estate	$11,573

Geographic Concentration	Carrying Value
(in millions)
East North Central	$1,146
East South Central	182
Middle Atlantic	1,980
Mountain	755
New England	613
Pacific	3,590
South Atlantic	2,050
West North Central	335
West South Central	781
Canada / Other	4
Allowance	(6)

Total mortgage loans on real estate	$11,430

Geographic Concentration	Carrying Value
(in millions)
East North Central	$1,358
East South Central	234
Middle Atlantic	1,861
Mountain	630
New England	610
Pacific	3,696
South Atlantic	2,119
West North Central	319
West South Central	743
Canada / Other	7
Allowance	(4)

Total mortgage loans on real estate	$11,573

At December 31, 2021, the aggregate mortgages outstanding to any one borrower do not exceed $462 million.

During 2021, the respective maximum and minimum lending rates for mortgage loans issued were 3.30% and 3.30% for agricultural loans and 5.89% and 2.18% for commercial loans. The Company issued no purchase money mortgages in 2021 and 2020. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0 million, $0 million, and $0 million at December 31, 2021, 2020 and 2019, respectively. The average recorded investment in impaired loans was $29 million, $10 million, and $39 million at December 31, 2021, 2020 and 2019, respectively. The Company recognized $0 million, $1 million, and $3 million of interest income during the period the loans were impaired for the years ended December 31, 2021, 2020 and 2019, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table shows the age analysis of mortgage loans aggregated by type:

	Farm	Residential	Commercial	Mezzanine	Total

(in millions)
December 31, 2021:
Recorded Investment
Current	$281	$-	$10,988	$167	$11,436
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

December 31, 2020:
Recorded Investment
Current	$239	$-	$11,171	$167	$11,577
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

The Company had no recorded investment of mortgage loans 90 to 179 days or 180 days or greater past due still accruing interest or where interest has been reduced in 2021 and 2020. The Company was not a participant or co-lender in a mortgage loan agreement in 2021 and 2020.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,

	2021	2020

(in millions)
AAA	$319	$305
AA	2,896	2,975
A	5,202	5,137
BBB	2,710	2,536
BB	275	609
B and lower and unrated	28	11

Total	$11,430	$11,573

Affiliate Transactions

In 2019, the Company sold certain mortgages to an affiliate, John Hancock GA Mortgage Trust (“JHGMT”). These mortgages had a book value of $785 million and fair value of $800 million at the date of the transaction. The Company recognized $15 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company acquired at fair value, certain mortgages from an affiliate, Hancock Mortgage REIT Inc., (“HMREIT”), for $119 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,

	2021	2020

(in millions)
Properties occupied by the company	$198	$195
Properties held for the production of income	5,257	5,088
Properties held for sale	-	-
Less accumulated depreciation	(1,181)	(1,074)

Total	$4,274	$4,209

The Company recorded $0 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2021, 2020 and 2019, respectively.

On December 3, 2020, the Company sold real estate previously classified as properties occupied by the Company. The real estate property had a book value of $13 million and fair value of $177 million which resulted in pre-tax realized gains to operations of $164 million.

Affiliate Transactions

On June 30, 2020, the Company committed to invest $100 million into Hancock U.S Real Estate Fund, L.P. (“HUSREF”). The Company funded $40 million and $60 million of the commitment during the years ended December 31, 2021 and 2020, respectively. The commitment is fully funded with no additional capital required.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2021 and 2020.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $31 million, $21 million, and $97 million of impairments on partnerships and LLCs during the years ended December 31, 2021, 2020 and 2019, respectively. These impairments are based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of an other invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Affiliate Transactions

In 2021, the Company acquired at fair value, other invested assets from an affiliate, JHFLLC, for $47 million.

In 2020, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $55 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In 2019, Manulife Private Capital and Manulife Investment Management Private Markets launched a closed-end pooled fund that offers third-party investors the opportunity to invest alongside JHUSA’s and MLI’s general account and/or their affiliates (collectively the “General Account”) in private equity funds and private equity co-investments in the US and in Canada. The fund was seeded with a pool of private equity fund investments and direct private equity co-investments from the Company. The assets sold by the Company, to seed the fund, had a book value of $451 million and fair value of $459 million which resulted in a gain to operations of $8 million.

In 2019, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $35 million.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2021 or 2020.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average FICO or credit score, loan-to-value ratio (“LTV”), geographic composition, lien position, loan purpose, and loan documentation.

The Company has entered into certain repurchase agreements with an aggregate carrying value of $0 million and $0 million as of December 31, 2021 and 2020, respectively. For such agreements, the Company agrees to a specified term, price, and interest rate through the date of the repurchase.

The Company established a facility with an affiliate, MRBL whereby cash collateral can be received under a repurchase agreement program. There was no repurchase agreement activity in 2021 and 2020.

For securities lending transactions, the Company’s policy is to require a minimum of 102% of the fair value of securities loaned to be maintained as collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. There were no securities on loan as of December 31, 2021 or 2020.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2021	2020	2019

(in millions)
Income:
Bonds	$2,171	$2,135	$2,117
Preferred stocks	-	-	-
Common stocks	15	17	125
Mortgage loans on real estate	540	566	569
Real estate	459	461	432
Policy loans	170	177	188
Cash, cash equivalents and short-term investments	7	20	45
Other invested assets	1,032	783	920
Derivatives	655	493	519
Other income	(12)	7	-

Total investment income	5,037	4,659	4,915

Expenses
Investment expenses	(365)	(372)	(331)
Investment taxes, licenses and fees, excluding federal income taxes	(54)	(55)	(51)
Investment interest expense	(41)	(44)	(42)
Depreciation on real estate and other invested assets	(107)	(93)	(85)

Total investment expenses	(567)	(564)	(509)

Net investment income	$4,470	$4,095	$4,406

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	2021	2020	2019

(in millions)
Realized capital gains (losses)	$916	$3,010	$735
Less amount transferred to the IMR (net of related tax benefit (expense) of $87 in 2021, $(174) in 2020, and $(89) in 2019)	(328)	653	336

Realized capital gains (losses) before tax	1,244	2,357	399
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	201	291	201

Net realized capital gains (losses)	$1,043	$2,066	$198

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Over-the-counter (“OTC”) bilateral swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared OTC interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Swaptions are contractual agreements whereby the holder has the right, but not obligation, to enter into a given swap agreement on a specified future date.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, swaptions, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements and interest rate treasury locks to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes and are both OTC bilateral and Cleared OTC. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

The Company also uses interest rate floors and swaptions primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in effective hedge accounting relationships and other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts.    Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and credit default swaps in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2021

(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,003	$-	$-	$152	$148
	Foreign currency swaps	-	-	-	-	-
Cash flow hedges	Interest rate swaps	4,258	-	-	332	230
	Foreign currency swaps	319	26	-	38	-
	Foreign currency forwards	-	-	-	-	-
	Interest rate treasury locks	3,914	-	-	294	77
	Equity total return swaps	46	-	-	4	-

Total Derivatives in Effective Hedge Accounting Relationships		$9,540	$26	$-	$820	$455

Other Hedging Relationships
	Interest rate swaps	$122,686	$10,409	$7,947	$10,409	$7,947
	Interest rate treasury locks	11,051	1,267	177	1,267	177
	Interest rate options	6,427	334	-	334	-
	Interest rate futures	7,718	-	-	-	-
	Foreign currency swaps	1,409	374	302	374	302
	Foreign currency forwards	1,509	3	17	3	17
	Foreign currency futures	654	-	-	-	-
	Equity total return swaps	165	23	-	23	-
	Equity index options	7,843	700	1	700	1
	Equity index futures	4,906	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$164,368	$13,110	$8,444	$13,110	$8,444

Replication Synthetic Asset Transactions
	Interest rate swaps	$4,276	$-	$-	$398	$15
	Treasury locks	5	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$4,281	$-	$-	$398	$15

Total Derivatives		$178,189	$13,136	$8,444	$14,328	$8,914

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		December 31, 2020

(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$ 1,359	$ –	$–	$287	$195
	Foreign currency swaps	–	–	–	–	–
Cash flow hedges	Interest rate swaps	5,217	–	–	766	367
	Foreign currency swaps	321	27	–	38	1
	Foreign currency forwards	–	–	–	–	–
	Interest rate treasury locks	3,310	–	–	457	49
	Equity total return swaps	41	–	–	3	–

Total Derivatives in Effective Hedge Accounting Relationships		$ 10,248	$ 27	$–	$1,551	$612

Other Hedging Relationships
	Interest rate swaps	$128,049	$16,628	$12,731	$16,628	$12,731
	Interest rate treasury locks	12,270	2,120	168	2,120	168
	Interest rate options	7,512	479	–	479	–
	Interest rate futures	10,281	–	–	–	–
	Foreign currency swaps	1,413	441	376	441	376
	Foreign currency forwards	655	31	10	31	10
	Foreign currency futures	835	–	–	–	–
	Equity total return swaps	374	15	17	15	17
	Equity index options	6,168	456	1	456	1
	Equity index futures	4,723	–	–	–	–
	Credit default swaps	–	–	–	–	–

Total Derivatives in Other Hedging Relationships		$172,280	$20,170	$13,303	$20,170	$13,303

Replication Synthetic Asset Transactions
	Interest rate swaps	$ 4,276	$ –	$–	$762	$–
	Treasury locks	–	–	–	–	–

Total Derivatives in Replication Synthetic Asset Transactions		$ 4,276	$ –	$–	$762	$–

Total Derivatives		$186,804	$20,197	$13,303	$22,483	$13,915

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2021, 2020 and 2019, respectively, the Company recorded unrealized gains (losses) of $283 million, $376 million, and $278 million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the year ended December 31, 2021, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 25 years.

Derivatives Not Designated as Hedging Instruments (Economic Hedges) or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500 (“S&P”), Russell 2000, and Dow Jones Euro Stoxx 50 indices), currency futures, total return swaps, equity index options, swaptions and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity futures and interest rate swaps, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the years ended December 31, 2021, 2020 and 2019 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,

	2021	2020	2019

(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$(878)	$19	$(171)
Interest rate treasury locks	(861)	836	916
Interest rate options	(101)	204	89
Interest rate futures	80	92	(379)
Foreign currency swaps	6	7	18
Foreign currency forwards	(37)	16	(2)
Foreign currency futures	5	(3)	5
Equity total return swaps	11	(4)	(15)
Equity index options	218	122	177
Equity index futures	(18)	(48)	(169)
Credit default swaps	-	-	-

Total net unrealized capital gain (loss)	$(1,575)	$1,241	$469

Net realized capital gain (loss):
Interest rate swaps	$1,441	$19	$11
Interest rate treasury locks	94	1,240	428
Interest rate options	(19)	(3)	(17)
Interest rate futures	(677)	723	873
Foreign currency swaps	1	4	6
Foreign currency forwards	53	(17)	21
Foreign currency futures	43	(40)	18
Equity total return swaps	(18)	6	(17)
Equity index options	220	76	(1)
Equity index futures	(957)	(238)	(944)
Credit default swaps	-	-	1

Total net realized capital gain (loss)	$181	$1,770	$379

Total gain (loss) from derivatives in other hedging relationships	$(1,394)	$3,011	$848

The table above does not include unrealized gains (losses) of $14 million, ($2) million, $17 million and realized gains (losses) of ($3) million, $0 million and $6 million for the years ended December 31, 2021, 2020 and 2019, respectively.    These gains (losses) represent a portion of equity total return swaps used to hedge restricted share units, but that are no longer in an effective accounting hedge relationship. The gains (losses) are recorded in the General Insurance Expenses line in the Statement of Operations.

The Company also deferred net realized gains (losses) of ($351) million, $144 million, and $36 million (including ($421) million, $31 million, and $23 million of gains (losses) for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2021, 2020 and 2019, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

The Company had no CDS protection sold at December 31, 2021, and 2020.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company held no purchased credit protection at December 31, 2021 and 2020. The average credit rating of the counterparties guaranteeing the underlying credits is A and the weighted average maturity is 0 years.

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2021 and 2020, the Company accepted collateral consisting of cash of $1,361 million and $2,096 million, and various securities with a fair value of $4,449 million and $7,166 million, respectively, which is held in separate custodial accounts and not reflected within these financial statements. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements and credit default swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Financing Premiums

The following table presents the Company’s aggregate, non-discounted total premium cost for derivative contracts with financing premiums and the premium cost due in each of the following four years, and thereafter.

Fiscal Year	Derivative Premium Payments Due
(in millions)
2022	$ 181
2023	-
2024	-
2025	-
Thereafter	-

Total Future Settled Premiums	$ 181

	Undiscounted Future Premium Commitments	Derivative Fair Value With Premium Commitments	Derivative Fair Value Excluding Impact of Future Settled Premiums

(in millions)
Prior Year	$143	$92	$235
Current Year	$181	$111	$292

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Transactions with Affiliates

The Company has entered into a currency swap agreement with JHFC which is recorded at fair value. JHFC utilizes the currency swap to hedge currency exposure on foreign currency financial instruments. The Company has also entered into currency swap agreements with external counterparties which offset the currency swap agreement with JHFC. As of December 31, 2021 and 2020, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $298 million and $367 million, respectively.

The Company has entered into equity total return swap agreements with MLI which is recorded at fair value. JHUSA utilizes the equity total return swaps to hedge equity exposure on restricted share units (“RSU”). As of December 31, 2021 and 2020, the equity total return swap agreements with MLI had a fair value of $25 million and $10 million.

The Company has entered into a foreign currency forward agreement with John Hancock Funding Company, LLC (“JHF LLC”), which is recorded at fair value. JHF LLC utilizes the foreign currency forward to hedge currency exposure on a non-functional currency asset. The Company has also entered into a foreign currency forward with an external counterparty, which offsets the foreign currency forward agreement with JHF LLC. As of December 31, 2021 and 2020, the foreign currency forwards with JHF LLC and the external counterparty had offsetting fair values of $1 million and $2 million.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

●

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets and liabilities.

●	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Cash, Cash Equivalents and Short-Term Investments – The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consist of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Policyholders’ and Beneficiaries’ Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Fair value disclosure is not required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Consumer Notes – The fair value of consumer notes is determined by projecting cash flows and using a spread assumption associated with the specific risks in the Signature Note contracts. The spread is calculated by taking the difference between the contractual crediting rate and the yield curve as of the issue date of each Signature Note. The calculated spread is added to the yield curve as of each future valuation date to determine the fair value of the Signature Notes.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

●

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

●

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and liabilities and derivative assets and liabilities.

●

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value, that are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2021

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	7	7	-	-	7	-

Total preferred stocks	7	7	-	-	7	-
Common stocks:
Industrial and misc	1,261	1,261	1,177	-	84	-

Total common stocks	1,261	1,261	1,177	-	84	-
Derivatives:
Interest rate swaps	10,409	10,409	-	10,409	-	-
Interest rate treasury locks	1,267	1,267	-	120	1,147	-
Interest rate options	334	334	-	60	274	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	374	374	-	374	-	-
Foreign currency forwards	3	3	-	3	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	23	23	-	-	23	-
Equity index options	700	700	-	700	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	13,110	13,110	-	11,666	1,444	-
Assets held in separate accounts	161,855	161,855	157,498	2,537	1,820	-

Total assets	$176,233	$176,233	$158,675	$14,203	$3,355	$-

Liabilities:
Derivatives:
Interest rate swaps	$7,947	$7,947	$-	$7,947	$-	$-
Interest rate treasury locks	177	177	-	11	166	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	302	302	-	302	-	-
Foreign currency forwards	17	17	-	17	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	1	1	-	1	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	8,444	8,444	-	8,278	166	-
Liabilities held in separate accounts	161,855	161,855	157,498	2,537	1,820	-

Total liabilities	$170,299	$170,299	$157,498	$10,815	$1,986	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2020

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$16	$16	$-	$-	$16	$-
Loan-backed and structured securities	-	-	-	-	-	-

Total bonds with NAIC 6 rating	16	16	-	-	16	-
Preferred stocks:
Industrial and misc	16	16	-	-	16	-

Total preferred stocks	16	16	-	-	16	-
Common stocks:
Industrial and misc	1,082	1,082	994	-	88	-

Total common stocks	1,082	1,082	994	-	88	-
Derivatives:
Interest rate swaps	16,628	16,628	-	16,628	-	-
Interest rate treasury locks	2,120	2,120	-	117	2,003	-
Interest rate options	479	479	-	133	346	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	441	441	-	441	-	-
Foreign currency forwards	31	31	-	31	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	15	15	-	-	15	-
Equity index options	456	456	-	456	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	20,170	20,170	-	17,806	2,364	-
Assets held in separate accounts	151,488	151,488	146,818	2,884	1,786	-

Total assets	$172,772	$172,772	$147,812	$20,690	$4,270	$-

Liabilities:
Derivatives:
Interest rate swaps	$12,731	$12,731	$-	$12,731	$-	$-
Interest rate treasury locks	168	168	-	31	137	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	376	376	-	376	-	-
Foreign currency forwards	10	10	-	10	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	17	17	-	-	17	-
Equity index options	1	1	-	1	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	13,303	13,303	-	13,149	154	-
Liabilities held in separate accounts	151,488	151,488	146,818	2,884	1,786	-

Total liabilities	$164,791	$164,791	$146,818	$16,033	$1,940	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Fair Value of Financial Instruments Not Reported at Fair Value in the Balance Sheet

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2021

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bonds (1)	$53,270	$57,139	$77	$55,235	$1,827
Preferred stocks	24	24	-	-	24
Mortgage loans on real estate	11,430	12,548	-	-	12,548
Cash, cash equivalents and short term investments	4,136	4,136	2,088	2,048	-
Policy loans	2,737	2,737	-	2,737	-
Derivatives in effective hedge accounting and RSAT relationships	26	1,218	-	966	252

Total assets	$71,623	$77,802	$2,165	$60,986	$14,651

Liabilities:
Consumer notes	$138	$165	$-	$-	$165
Borrowed money	500	500	-	500	-
Policy reserves	1,101	1,100	-	-	1,100
Policyholders’ and beneficiaries’ funds	975	1,138	-	1,138	-
Derivatives in effective hedge accounting and RSAT relationships	-	470	-	393	77

Total liabilities	$2,714	$3,373	$-	$2,031	$1,342

	December 31, 2020

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bonds (1)	$49,178	$55,558	$283	$52,342	$2,933
Preferred stocks	20	20	-	-	20
Mortgage loans on real estate	11,573	13,400	-	-	13,400
Cash, cash equivalents and short term investments	6,620	6,620	3,957	2,663	-
Policy loans	2,765	2,765	-	2,765	-
Derivatives in effective hedge accounting and RSAT relationships	27	2,313	-	1,915	398

Total assets	$70,183	$80,676	$4,240	$59,685	$16,751

Liabilities:
Consumer notes	$138	$176	$-	$-	$176
Borrowed money	500	500	-	500	-
Policy reserves	1,205	1,210	-	-	1,210
Policyholders’ and beneficiaries’ funds	790	954	-	954	-
Derivatives in effective hedge accounting and RSAT relationships	-	612	-	563	49

Total liabilities	$2,633	$3,452	$-	$2,017	$1,435

(1)

Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Fair value of bonds exclude leveraged leases of $2,579 million and $2,491 million at December 31, 2021 and 2020, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2021, 2020 and 2019, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2021	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2021
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$16	$1	$-	$-	$-	$-	$(1)	$-	$-	$(16)	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	16	1	-	-	-	-	(1)	-	-	(16)	-
Preferred stocks:
Industrial and misc	16	(3)	-	-	4	-	(10)	-	-	-	7
Total preferred stocks	16	(3)	-	-	4	-	(10)	-	-	-	7
Common stocks:
Industrial and misc	88	5	(3)	-	1	-	(7)	-	-	-	84
Total common stocks	88	5	(3)	-	1	-	(7)	-	-	-	84
Net derivatives	2,210	132	(779)	-	-	-	-	(136)	-	(149)	1,278
Separate account assets/liabilities	1,786	135	-	-	23	-	(124)	-	-	-	1,820

Total	$4,116	$270	$(782)	$-	$28	$-	$(142)	$(136)	$-	$(165)	$3,189

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2020	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2020
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$5	$-	$-	$-	$12	$-	$(1)	$-	$-	$-	$16
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	5	-	-	-	12	-	(1)	-	-	-	16
Preferred stocks:
Industrial and misc	3	-	-	-	13	-	-	-	-	-	16
Total preferred stocks	3	-	-	-	13	-	-	-	-	-	16
Common stocks:
Industrial and misc	89	2	2	-	2	-	(7)	-	-	-	88
Total common stocks	89	2	2	-	2	-	(7)	-	-	-	88
Net derivatives	1,046	889	1,140	-	-	-	-	(889)	-	24	2,210
Separate account assets/liabilities	1,816	64	-	-	25	-	(119)	-	-	-	1,786
Total	$2,959	$955	$1,142	$-	$52	$-	$(127)	$(889)	$-	$24	$4,116

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2019	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2019
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$6	$-	$-	$-	$-	$-	$(1)	$-	$-	$-	$5
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	6	-	-	-	-	-	(1)	-	-	-	5
Preferred stocks:
Industrial and misc	3	-	-	-	-	-	-	-	-	-	3
Total preferred stocks	3	-	-	-	-	-	-	-	-	-	3
Common stocks:
Industrial and misc	111	14	(18)	-	1	-	(19)	-	-	-	89
Total common stocks	111	14	(18)	-	1	-	(19)	-	-	-	89
Net derivatives	290	425	752	-	10	-	-	(425)	-	(6)	1,046
Separate account assets/liabilities	1,804	26	-	-	35	-	(55)	-	6	-	1,816
Total	$2,214	$465	$734	$-	$46	$-	$(75)	$(425)	$6	$(6)	$2,959

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.

(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.

(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2021	2020	2019
(in millions)
Premiums earned
Direct	$21,413	$18,998	$20,649
Assumed	487	522	519
Ceded	(5,969)	(7,853)	(6,220)
Net	$15,931	$11,667	$14,948

Benefits to policyholders ceded	$ (15,679)	$ (14,395)	$ (15,433)

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2021, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2021, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2021, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $4,215 million.

The following tables and commentary disclose the reinsurance treaty transactions considered material to the Company.

Non-Affiliated Reinsurance

The table and commentary below consist of the impact of the New York Life (“NYL”) Agreements:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Years ended December 31,
	2021	2020	2019
(in millions)
Premiums ceded	$(184)	$(208)	$(233)
Premiums assumed	74	83	93
Benefits ceded	(602)	(629)	(601)
Benefits assumed	241	252	240

Other reinsurance receivable (payable)	21	(1)	-
Funds held by or deposited with reinsured companies	2,741	2,885	3,038

The John Hancock Life Insurance Company (“JHLICO”) closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with NYL to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk.

The table and commentary below consist of the impact of the Reinsurance Group of America (“RGA”) Agreements:

	Year ended December 31,
	2021	2020	2019
(in millions)
Premiums ceded, net	$-	$-	$(1)
Benefits ceded, net	(329)	(536)	(623)

Other reinsurance receivable	69	69	81
Other amounts payable on reinsurance	-	-	-
Effective July 1, 2018, the Company entered into a coinsurance agreement with RGA to cede 100% QS of a significant block of individual pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

Effective April 1, 2012, the Company entered into a coinsurance agreement with RGA to cede its fixed deferred annuities at 90% QS. Subsequently, the treaty increased to 100% QS effective February 29, 2016. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the Jackson National Life Insurance Company (“Jackson”) Agreement:

	Year ended December 31,
	2021	2020	2019
(in millions)
Premiums ceded, net	$-	$-	$-
Benefits ceded, net	(440)	(455)	(474)

Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	42	50	45
Other amounts payable on reinsurance	-	-	-

Effective October 1, 2018, the Company entered into 100% quota share coinsurance agreement with Jackson, a wholly-owned subsidiary of Prudential plc, to reinsure a block of legacy group pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The table and commentary below consist of the impact of the Global Atlantic Financial Group Limited (“Global Atlantic”) Agreements:

	Year ended December 31,
	2021	2020

(in millions)
Premiums ceded, net	$-	$(2,438)
Benefits ceded, net	(29)	(8)

Funds held by or deposited with reinsured companies	-	-
Other reinsurance receivable (payable)	4	2
Other amounts payable on reinsurance	-	-

Effective July 1, 2020, the Company entered into two agreements to reinsure a block of legacy bank-owned life insurance (“BOLI”) contracts with subsidiaries of the Global Atlantic Financial Group Ltd, a subsidiary of KKR & Co. Inc. The first agreement is a monthly renewable term agreement with Global Atlantic Assurance Limited, domesticated in Bermuda, and the other agreement is a 100% coinsurance arrangement with Commonwealth Annuity & Life Insurance Company, licensed in Michigan. Under the terms of both agreements, the Company will maintain responsibility for servicing the policies. Under the coinsurance arrangement, the transaction was structured such that the Company transferred the policy liabilities of $2,101 million and related invested assets of $2,410 million. The Company incurred a pre-tax gain of $174 million net of realized capital gains, including a ceding commission received of $179 million, and an increase in statutory surplus of $138 million, net of tax, which was deferred and will be amortized over a period of approximately twenty years.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

At the beginning of 2020, the Company had a number of reinsurance agreements with Scottish Re (U.S.), Inc. (“SRUS”). On March 6, 2019, SRUS was declared impaired and placed into rehabilitation by the Delaware Chancery Court. The Company reached a settlement agreement with the Receiver of SRUS, which was approved by the Delaware Chancery Court on February 28, 2020. Under the terms of the settlement, the yearly renewable term reinsurance agreements between the Company and SRUS were terminated effective as of January 1, 2020; certain term coinsurance agreements were novated to Hannover Life Reassurance Company of America (“Hannover Life”) effective January 1, 2019; and the arbitration between the Company and SRUS was dismissed with prejudice. At the end of 2020, the Company recorded an increase in pre-tax income of $30 million comprised of a cash payment and an increase in surplus of approximately $117 million related to the reversal of certain provisions previously established for the term coinsurance business novated to Hannover Life. During December 2021, the Company collected $7 million from Hannover Life as settlement for the 2020 net claims recoverable balance. As of December 31, 2021, the Company has established full provisions to offset the reserve credit and net reinsurance receivables for policies not novated to Hannover Life.

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHNY:

	Years ended December 31,
	2021	2020	2019
(in millions)
Premiums ceded, net	$(122)	$(138)	$(159)
Benefits ceded, net	(374)	(439)	(396)

Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	56	59	42
Other amounts payable on reinsurance	8	6	3
Treaty settlement received (paid)	136	171	207

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, variable universal life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts where assets were held in separate accounts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2021	2020	2019
(in millions)
Premiums ceded	$(487)	$(482)	$(510)
Benefits ceded	(670)	(638)	(615)

Other reinsurance receivable	12	8	-
Other amounts payable on reinsurance	-	-	-
Funds held under coinsurance	9,145	8,628	7,771
Treaty settlement received (paid)	50	27	5

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company reinsures a portion of the risk related to certain life policies with JHRECO.

The Company reinsures a large portion of the Long Term Care (“LTC”) risk under a single accounting and capital regime, which helps to manage JHUSA’s overall risk profile and reduce strain on statutory surplus. JHUSA’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, The Office of the Superintendent of Financial Institution (“OSFI”), and reports its results on a consolidated International Financial Reporting Standards (“IFRS”) basis. As such, the agreement has no impact on the parent company financial results.

JHRECO does not retrocede any risks to a third party or affiliates. The risks assumed by JHRECO are solely the responsibility of JHRECO, but they are also retained within the parent company group. Reserve credits taken were $9,876 million and $9,589 million at December 31, 2021 and 2020, respectively. Total amount of funds withheld (including capital) on behalf of the captive reinsurer that back the long term care liabilities was $9,145 million and $8,628 million at December 31, 2021 and 2020, respectively.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRBL:

	Years ended December 31,
	2021	2020	2019
(in millions)
Premiums ceded	$(2,865)	$(2,797)	$(3,243)
Benefits ceded	(10,752)	(8,739)	(10,026)

Other reinsurance receivable	121	59	7
Other amounts payable on reinsurance	246	287	367
Funds withheld from unauthorized reinsurers	310	167	16
Funds held under coinsurance	24	-	81
Treaty settlement received (paid)	(315)	867	(448)

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits (GMDB, Guaranteed Minimum Income Benefit (“GMIB”), and GMWB), related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance FWH. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations.

The Company’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, OSFI, and reports on a consolidated IFRS basis. The Company utilizes a dynamic hedging program to manage risks on an economic basis. The IFRS accounting for these derivatives aligns with MFC’s market-based reserving regime. The US statutory accounting and reserving framework does not provide appropriate alignment of economic risk management strategies (hedging) and associated reserve methodologies. The treaty with MRBL provides a mechanism to allow management of the majority of the variable annuity risk under a single consolidated reserve and capital regime, rather than managing the block simultaneously under two very diverse frameworks.

As a coinsurance / modified coinsurance treaty, MRBL holds $693 million and $780 million as a coinsurance reserve and JHUSA holds $1,305 million and $2,199 million as a modified coinsurance reserve at December 31, 2021 and 2020,

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

respectively. The IFRS reserves that MRBL holds for variable annuities are similar in concept to VM-21. The calculations are a real-world stochastic calculation at CTE(70), based on the guaranteed benefits and fees in isolation rather than the whole contract, including the cash flows generated from the dynamic hedging program and including margins for adverse deviation. The real-world stochastic scenarios are subject to Canadian Institute of Actuaries equity and bond fund return calibration criteria. Reserve credits taken were $98 million and $167 million at December 31, 2021 and 2020, respectively, and there is no supporting collateral.

MRBL does not retrocede any risks to a third party. The risks assumed by MRBL are solely the responsibility of MRBL, but they are also retained within MFC. This transaction has no impact on MFC’s financial statements as it reports its risks on a consolidated basis.

On September 30, 2018, the Company entered into a combination coinsurance and modified coinsurance agreement with MRBL to cede 95% of certain single life and survivorship variable universal life products. The transactions are structured such that the Company transferred policy liabilities and the increase in surplus net of tax was deferred and will be amortized over a period of approximately 20 years.

The Company entered into a Stop Loss Reinsurance Agreement with MRBL, effective April 1, 2017, simultaneous with entering into a coinsurance with partial funds withheld agreement with MMRC, as described below.

The table above includes the 2021 activity in MRBL related to universal life policies from Manulife Reinsurance Limited (“MRL”) that were novated to MRBL in 2020.

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, MRL:

	Years ended December 31,
	2021	2020	2019
(in millions)
Premiums ceded	$-	$30	$(102)
Benefits ceded	-	(579)	(623)

Other reinsurance receivable	-	-	-
Other amounts payable on reinsurance	-	-	7
Funds withheld from unauthorized reinsurers	-	-	145
Treaty settlement received (paid)	-	(23)	(30)

The Company entered into a coinsurance/modified coinsurance agreement with an affiliate, MRL, to reinsure 90% of all risks not already reinsured to third parties on various universal life contracts effective December 15, 2000. Subsequent amendments added further universal life and some term contracts. The Company amended the agreement during 2014 to simplify treaty administration and to modify the structure of the treaty to a modified coinsurance FWH structure. Effective December 31, 2020, the Company novated universal life policies from MRL to MRBL. The above table includes the 2020 activity with MRL, prior to the novation.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHLH:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Years ended December 31,
	2021	2020	2019
(in millions)
Premiums ceded	$(29)	$(28)	$(27)
Premiums assumed	-	-	-
Benefits ceded	(24)	(26)	(24)
Benefits assumed	25	23	19

Other reinsurance receivable	-	-	1
Other amounts payable on reinsurance	6	6	4
Funds held under coinsurance	-	-	-
Treaty settlement received (paid)	(26)	(20)	(22)

On December 31, 2016, the Company entered into a coinsurance agreement with an affiliate, JHLH, to reinsure 100% of a block of single premium universal life policies.

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, MMRC:

	Years ended December 31,
	2021	2020	2019
(in millions)
Premiums ceded	$(144)	$(161)	$(150)
Premiums assumed	-	-	-
Benefits ceded	(57)	(44)	(22)
Benefits assumed	-	-	-

Other reinsurance receivable	-	-	7
Other amounts payable on reinsurance	6	9	-
Funds held under coinsurance	354	276	222
Treaty settlement received (paid)	(20)	(63)	(6)

Effective April 1, 2017, the Company entered into a coinsurance with partial FWH agreement with an affiliate, MMRC, to reinsure 100% of the Company’s in-force single-life term life insurance policies and related riders, for certain policy years.

The reinsurance agreement with MMRC was entered into to address the surplus strain caused by the excess of XXX NAIC reserves over the VM-20 reserve levels. This transaction was within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation (“AG 48”). In accordance with the terms of AG 48, the obligations of MMRC under the reinsurance agreement are supported by a FWH account and a credit-linked note. The FWH account is funded with assets meeting the definition of “Primary Security” under AG 48 and in an amount equal to or in excess of the VM-20 reserve. The credit-linked note is in the amount of the excess of the statutory reserves over the then current “Required Level of Primary Security”.

The Company did not commute any material ceded reinsurance in 2021.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) (“DTA”/”DTL”) are as follows:

	December 31, 2021
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$1,705	$69	$1,774
(b) Statutory valuation allowance adjustments	121	-	121
(c) Adjusted gross deferred tax assets (a - b)	1,584	69	1,653
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	1,584	69	1,653
(f) Deferred tax liabilities	1,854	143	1,997
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(270)	$(74)	$(344)

	December 31, 2020
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$1,560	$87	$1,647
(b) Statutory valuation allowance adjustments	121	-	121
(c) Adjusted gross deferred tax assets (a - b)	1,439	87	1,526
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	1,439	87	1,526
(f) Deferred tax liabilities	1,488	117	1,605
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(49)	$(30)	$(79)

	Change
	(7)	(8)	(9)
	(Col 1 -4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$145	$(18)	$127
(b) Statutory valuation allowance adjustments	-	-	-
(c) Adjusted gross deferred tax assets (a - b)	145	(18)	127
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	145	(18)	127
(f) Deferred tax liabilities	366	26	392
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(221)	$(44)	$(265)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $121 million and $121 million for the years ended December 31, 2021 and 2020, respectively. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not begin to expire until 2027, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2021
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$59	$59

(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	350	-	350
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	350	-	350
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,561	-	1,561

(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,234	10	1,244

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,584	$69	$1,653

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2020
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$76	$76

(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	196	-	196
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	196	-	196
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,349	-	1,349

(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,243	11	1,254

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,439	$87	$1,526

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$(17)	$(17)

(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	154	-	154
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	154	-	154
2. Adjusted gross deferred tax assets allowed per limitation threshold.	212	-	212

(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	(9)	(1)	(10)

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$145	$(18)	$127

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	2021	2020

(in millions)

(a) Ratio percentage used to determine recovery period and threshold limitation amount	882%	849%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$10,404	$8,997

Impact of tax planning strategies is as follows:

	December 31, 2021
	(1)	(2)

	Ordinary	Capital

(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,584	$69
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,584	$69
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	December 31, 2020
	(3)	(4)

	Ordinary	Capital

(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,439	$87
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,439	$87
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 -4)
	Ordinary	Capital

(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$145	$(18)
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$145	$(18)
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 – 2)
	2021	2020	Change

(in millions)

1. Current income tax
(a) Federal	$(464)	$(64)	$ (400)
(b) Foreign	-	-	-

(c) Subtotal	(464)	(64)	(400)
(d) Federal income tax expense (benefit) on net capital gains	201	291	(90)
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$(263)	$227	$ (490)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,

	(1)	(2)	(3)
			(Col 1 - 2)
	2021	2020	Change

(in millions)

2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	703	682	21
(4) Investments	98	103	(5)
(5) Deferred acquisition costs	540	473	67
(6) Policyholder dividends accrual	44	46	(2)
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	75	32	43
(9) Pension accrual	26	21	5
(10) Receivables - nonadmitted	58	62	(4)
(11) Net operating loss carryforward	-	-	-
(12) Tax credit carry-forward	122	121	1
(13) Other (including items <5% of total ordinary tax assets)	39	20	19

(99) Subtotal	$1,705	$1,560	$145

(b) Statutory valuation allowance adjustment	121	121	-
(c) Nonadmitted	-	-	-

(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$1,584	$1,439	$145

(e) Capital:
(1) Investments	$69	$87	$(18)
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$69	$87	$(18)

(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$69	$87	$(18)
(i) Admitted deferred tax assets (2(d)+2(h))	$1,653	$1,526	$127

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$1,595	$1,176	$419
(2) Fixed assets	22	27	(5)
(3) Deferred and uncollected premium	7	6	1
(4) Policyholder reserves	187	208	(21)
(5) Other (including items <5% of total ordinary tax liabilities)	43	71	(28)

(99) Subtotal	$1,854	$1,488	$366
(b) Capital:
(1) Investments	$143	$117	$26
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	-	-

(99) Subtotal	$143	$117	$26

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$1,997	$1,605	$392

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$(344)	$(79)	$(265)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The change in net deferred income taxes is comprised of the following:

	December 31,

	2021	2020	Change

(in millions)

Total deferred tax assets	$1,653	$1,526	$127
Total deferred tax liabilities	1,997	1,605	392

Net deferred tax assets (liabilities)	$(344)	$(79)	$(265)

Tax effect of unrealized gains and losses			103
Tax effect of unrealized foreign exchange gains (losses)			3
Other

Change in net deferred income taxes			$(371)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,

	2021	2020	2019

(in millions)

Ordinary provisions computed at statutory rate	$183	$67	$221
Net realized capital gains (losses) before IMR at statutory rate	168	246	87
Change in nonadmitted assets	-	-	-
Reinsurance	(14)	47	(49)
Valuation allowance	-	-	-
Tax-exempt income	(16)	(18)	(22)
Nondeductible expenses	2	3	2
Foreign tax expense gross up	5	5	6
Amortization of IMR	(31)	(87)	(32)
Tax recorded in surplus	7	(11)	(11)
Dividend received deduction	(119)	(95)	(134)
Investment in subsidiaries	(16)	(15)	(16)
Prior year adjustment	(26)	(12)	(19)
Tax credits	(22)	(21)	(27)
Change in tax reserve	(12)	1	(13)
Pension	-	-	-
Tax rate change	-	(32)	-
Other	(1)	-	-

Total	$108	$78	$(7)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Federal and foreign income taxes incurred	$(464)	$(64)	$(286)
Capital gains tax	201	291	201
Change in net deferred income taxes	371	(149)	78

Total statutory income tax expense (benefit)	$108	$78	$(7)

As of December 31, 2021, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

(in millions)

Affordable Housing Tax Credits	2007	2027	19
	2008	2028	53
	2009	2029	49

			$ 121

Foreign Tax Credits	2018	2028	-
	2019	2029	-
	2020	2030	1

			$ 1

The federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $0 million, $277 million and $0 million for the years 2021, 2020 and 2019 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Funding Company LLC
Manulife Investment Management Farmland Services Inc (formerly known as (“FKA”) Farmland Management Services, Inc.)	John Hancock Insurance Agency Inc.
Guide Financial, Inc.	John Hancock Leasing Corp.
Manulife Investment Management Agriculture Services Inc (FKA Hancock Farmland Services, Inc. )	John Hancock Life & Health Insurance Company
Manulife Investment Management Forest Management Inc (FKA Hancock Forest Management Inc.)	John Hancock Life Insurance Company of New York
Manulife Investment Management Timberland and Agriculture Inc (FKA Hancock Natural Resource Group Inc.)	John Hancock Realty Advisors Inc.
JH 575 Rengstorff LLC	John Hancock Realty Mgt. Inc.
JH Hostetler LLC	John Hancock Signature Services Inc.
JH Kearny Mesa 5 LLC	Manulife Investment Management Timberland and Agriculture GP Inc (FKA John Hancock Natural Resource Corp.)
JH Kearny Mesa 7 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 9 LLC	Manulife Reinsurance (Bermuda) Limited
JH Networking Insurance Agency Inc.	Manulife Reinsurance Limited
JH Ott LLC	Manulife Service Corporation
JH Tulare 8 LLC	MCC Asset Management Inc.
John Hancock Assignment Company	PT Timber Inc.
John Hancock Financial Corporation	JH Signature Insurance Agency, Inc.
John Hancock Financial Network Inc.	The Manufacturers Investment Corporation

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from / (payable to) affiliates are $27 million and $37 million at December 31, 2021 and 2020, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). The IRS completed the audit of tax years 2014-2015 with the exception of one issue that is currently in appeals. The audit of tax years 2016-2018 was completed in December 2021 with the issuance of the IRS Revenue Agent Report (“RAR”). The RAR includes two unagreed issues which the Company will appeal.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2021	2020
(in millions)
Balance at beginning of year	$72	$71
Additions based on tax positions related to the current year	-	1
Payments	-	-
Additions for tax positions of prior years	17	-
Reductions for tax positions of prior years	(21)	-
Balance at end of year	$68	$72

Included in the balances as of December 31, 2021 and 2020, are $68 million and $72 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2021 and 2020, are $0 million and $0 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company’s liability for unrecognized tax benefits is not expected to materially change in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million, $0 million, and $0 million of interest expense / (benefit) for the years ended December 31, 2021, 2020 and 2019, respectively. The Company had approximately $4 million and $4 million accrued for interest as of December 31, 2021 and 2020, respectively. The Company did not recognize any material penalties for the years ended December 31, 2021, 2020 and 2019.

The Company filed a refund claim with the IRS for the Alternative Minimum Tax (“AMT”) credit carryforward balance that remained as of December 31, 2017. The Company is awaiting the refund and has recorded a current tax recoverable for the full amount of the refundable credit of $293 million.

On March 27, 2020, Congress signed into law the Coronavirus Aid, Relief, and Economic Security Act, (“CARES Act”) in response to the economic fallout of the COVID-19 pandemic in the United States. The CARES Act provided a 5-year carryback for net operating losses arising in tax years 2018, 2019 and 2020 to provide relief to businesses. In 2020, the Company filed a claim with the IRS to carry back 2018 net operating losses to recoup taxes paid in 2017, in lieu of carrying forward to 2019. The effect of the tax rate differential in years 2018 and 2017 (21% vs. 35%, respectively) resulted in a $(32) million benefit on the effective tax rate.

In 2018, the Company updated policy level tax reserves in accordance with the Tax Cuts and Jobs Act and reflected impacts of $108 million in its temporary differences for Actuarial Liabilities in both deferred tax assets and deferred tax liabilities. The transitional deferred tax liability is being amortized into taxable income over 8 years, in the amount of $14 million per year.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. For the years ended December 31, 2021, 2020 and

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

2019, the Company paid ordinary dividends of $580 million, $975 million and $845 million and extraordinary dividends of $0 million, $0 million, and $0 million to its parent company MIC, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2021 and 2020, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level RBC.

The Company has surplus notes described below in the amount of $586 million outstanding as of December 31, 2021.    The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: payment of principal and accrued interest otherwise required or permissible cannot be made unless approved by the Board of Directors, approved in writing by the Director, and the Company has sufficient earned surplus or such other funds as may be approved by the Director available for such payment.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes are represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate is fixed at 7.375%, and interest is payable semi-annually. The notes mature on February 15, 2024. Interest expense was $33 million for years ended December 31, 2021, 2020 and 2019. Total interest paid through December 31, 2021 was $913 million.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month London Inter-Bank Offered Rate (“LIBOR”) plus 125 basis points and is payable semi-annually. The note which was to have matured on December 14, 2021 was extended to December 14, 2026. Interest expense was $2 million, $3 million, and $5 million for the years ended December 31, 2021, 2020 and 2019, respectively. Total interest paid through December 31, 2021 was $34 million.

Under Michigan State liquidation statutes, the claims of the Depository Trust Company and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay a fee for services received under the agreement which includes legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $236 million, $178 million, and $216 million, respectively, for the years ended December 31, 2021, 2020 and 2019.

The Company has Administrative Service Agreements with its subsidiaries and affiliates whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. The amounts earned under the agreements were $716 million, $688 million, and $744 million for the years ended December 31, 2021, 2020 and 2019, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Other

During 2021, 2020 and 2019, respectively, the Company received dividends of $27 million, $21 million, and $22 million from John Hancock Variable Trust Advisors LLC (“JHVTA”) (formerly John Hancock Investment Management Services LLC), $76 million, $72 million, and $77 million from JHD, $0 million, $0 million, and $100 million from JHNY, $0 million, $0 million, and $0 million from JHLH, $286 million, $217 million, and $251 million from John Hancock Subsidiaries LLC (“JHS LLC”). These dividends are included in the Company’s net investment income.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2021 and 2020, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2021, 2020 and 2019, respectively.

The Company is the owner and beneficiary of corporate owned life insurance (“COLI”) policies issued by JHLH. The asset balances equal to the cash surrender value of the internal COLI policies was $602 million and $596 million at December 31, 2021 and 2020, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar- London Inter-Bank Bid Rate (“LIBID”) and interest payable on Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2021	2020
(In millions)
The Manufacturers Investment Corporation	$72	$1,262
John Hancock Financial Corporation	126	53
Manulife Reinsurance Limited	10	23
Manulife Reinsurance (Bermuda) Limited	117	185
Manulife (Michigan) Reassurance Company	9	2
John Hancock Life & Health Insurance Company	177	187
John Hancock Reassurance Company, Ltd.	88	172
John Hancock Life Insurance Company New York	309	377
John Hancock Variable Trust Advisers LLC (formerly John Hancock Investment Management Services LLC)	20	20
John Hancock Subsidiaries LLC	20	23
John Hancock Insurance Agency, Inc.	14	6
Essex Corporation	1	1
John Hancock Signature Services, Inc.	1	8
John Hancock Realty Advisors, Inc.	2	2
John Hancock Investment Management LLC (formerly John Hancock Advisers LLC)	80	82
Manulife Investment Management (US) LLC (formerly Manulife Asset Management (US) LLC)	39	33
Manulife Investment Management Private Markets (US) LLC (formerly Hancock Capital Investment Management LLC)	22	7
John Hancock Retirement Plan Services LLC	27	23
The Berkeley Financial Group, LLC	2	3
JH Signature Insurance Agency, Inc. (formerly Signator Insurance Agency, Inc.)	26	23
JH Networking Insurance Agency, Inc.	7	2
John Hancock Financial Network, Inc.	43	43
Manulife Investment Management Timberland and Agriculture, Inc.	30	19
Manulife Investment Management Forest Management, Inc.	5	4
John Hancock Personal Financial Services, LLC	4	7
John Hancock Funding Company LLC	37	10
Total	$1,288	$2,577

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Refer to the debt and reinsurance notes for further details.

At December 31, 2021, 2020 and 2019, the Company held a common stock investment in MMRC of $417 million, $381 million and $291 million, respectively. As of December 31, 2021, 2020 and 2019, MMRC’s total admitted assets included an $861 million, $764 million, and $634 million credit-linked note, respectively. The audited statutory equity of MMRC reflects a departure from NAIC SAP as MMRC uses accounting modifications that allow MMRC to account for and treat the credit-linked note as an admitted asset. As of December 31, 2021, 2020 and 2019, without the modification the Company’s investment in MMRC would be ($444) million, ($383) million and ($344) million, respectively. If MMRC had not been permitted to include the credit linked note as an admitted asset in surplus, its risk-based capital (“RBC”) would be below the mandatory control level.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $549 million, purchase other invested assets of $2,473 million, purchase real estate of $207 million, and issue agricultural and commercial mortgages of $94 million at December 31, 2021. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 39% of these commitments expire in 2022.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases are as follows:

Non-cancelable Operating Leases
(in millions)
2022	$7
2023	3
2024	2
2025	1
2026	1
Thereafter	10

Total	$24

The Company does not have any sublease income related to its office space.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition, under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

Contingencies: The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the Securities and Exchange Commission (“SEC”), the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

A class action against the Company in the U.S. District Court for the Southern District of New York (the “Southern District of NY”) in which claims are made that the Company breached, and continues to breach, the contractual terms of certain universal life policies issued between approximately 1990 and 2006 by including impermissible charges in its cost of insurance (“COI”) calculations and certain other rider charges. The Company believes that its COI calculations have been, and continue to be, in accordance with the terms of the policies. In May 2018, the parties agreed to the financial terms of a settlement in the amount of $91 million. On March 18, 2019, the court approved the $91 million settlement, and proceeds have been distributed.

In June 2018, a class action was initiated against the Company in the U.S. District Court for the Southern District of New York on behalf of owners of Performance Universal Life (“UL”) policies issued between 2003 and 2010 whose policies were subject to a Cost of Insurance (“COI”) increase announced in 2018. The class, as defined, now covers policies subjected to the COI increase. In addition to the class action, there are nine individual lawsuits opposing the Performance UL COI increases that also have been filed. Each of the lawsuits, except two, is brought by plaintiffs owning multiple policies and/or by entities managing them for investment purposes. Three of the non-class lawsuits are pending in New York state court; and six are pending in the U.S. District Court for the Southern District of New York. Discovery has commenced in these cases. No hearings on substantive matters have been scheduled. On January 5, 2022, the Court gave preliminary approval to a proposed settlement of the class litigation. The settlement is being implemented and a Final Fairness Hearing is scheduled for May 17, 2022. In 2021, the Company recorded an accrual for the potential settlement of the class action. The Company intends to continue to vigorously defend these matters.

On February 27, 2020, a class action lawsuit was filed against the Company and the U.S. Benefits Committee in the U.S. District Court for the District of Massachusetts (the “Court”) by former employees of the Company on behalf of all Plan

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Participants, asserting claims for alleged violations of the Employee Retirement Income Security Act of 1974 (“ERISA”) and challenging the competitiveness of the administrative and investment funds fees. On September 30, 2021, the Court granted its final approval to the agreed-upon settlement. Under the Court approved settlement, an amount of $14 million, net of administrative expenses, legal fees, and service awards, will be placed into a settlement fund for the benefit of those who have participated in the Plan and are eligible to participate in the settlement and for plaintiff’s council fees and settlement administration costs. The settlement was entered into solely for the purpose of avoiding possible future expenses, burdens, or distractions of litigation and the Company and U.S. Benefits Committee deny all claims of wrongdoing or liability against them and assert that they have always acted prudently and in the best interests of Plan Participants and beneficiaries. The Company and U.S. Benefits Committee believe that the Plan is well managed, its funds are of a high quality, it provides a generous benefit, including providing matching contributions and waiving most investment advisory fees, and the Plan has not caused any injury or damage.

13. Annuity Actuarial Reserves

The Company’s annuity actuarial reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)

Subject to discretionary withdrawal:
With fair value adjustment	$329	$157	$1,423	$1,909	1%
At book value less current surrender charge of 5% or more	-	-	-	-	0%
At fair value	192	-	140,847	141,039	87%

Total with adjustment or at fair value	521	157	142,270	142,948	88%
At book value without adjustment (minimal or no charge or adjustment)	4,199	-	-	4,199	3%
Not subject to discretionary withdrawal	13,701	175	285	14,161	9%

Total (gross)	18,421	332	142,555	161,308	100%

Reinsurance ceded	8,889	-	-	8,889

Total (net)	$9,532	$332	$142,555	$152,419

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$-	$-	$-	$-

	December 31, 2020
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)

Subject to discretionary withdrawal:
With fair value adjustment	$356	$241	$1,590	$2,187	2%
At book value less current surrender charge of 5% or more	1	-	-	1	0%
At fair value	144	-	132,278	132,422	86%

Total with adjustment or at fair value	501	241	133,868	134,610	88%
At book value without adjustment (minimal or no charge or adjustment)	4,376	-	-	4,376	3%
Not subject to discretionary withdrawal	14,043	199	239	14,481	9%

Total (gross)	18,920	440	134,107	153,467	100%

Reinsurance ceded	9,493	-	-	9,493

Total (net)	$9,427	$440	$134,107	$143,974

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$1	$-	$-	$1

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

14.	Life Actuarial Reserves

The Company’s life actuarial reserves and related separate account liabilities that are subject to discretionary withdrawal and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2021
	Account Value	Cash Value	Reserve

A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$-	$-	$-
b. Universal Life	6,017	6,004	6,088
c. Universal Life with Secondary Guarantees	14,323	12,741	26,002
d. Indexed Universal Life	177	172	164
e. Indexed Universal Life with Secondary Guarantees	2,992	2,511	3,523
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	16,553	16,553	16,639
h. Variable Life	29	15	24
i. Variable Universal Life	3,062	3,047	2,958
j. Miscellaneous Reserves	-	-	7,328
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	3,011
b. Accidental Death Benefits	-	-	7
c. Disability - Active Lives	-	-	30
d. Disability - Disabled Lives	-	-	141
e. Miscellaneous Reserves	-	-	252

(3) Total (gross: direct + assumed)	$43,153	$41,043	$66,167
(4) Reinsurance Ceded	11,235	10,711	21,246

(5) Total (net) (3) - (4)	$31,918	$30,332	$44,921

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$-	$-	$-
i. Variable Universal Life	-	-	-
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$-	$-	$-
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$-	$-	$-

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$2,367	$2,335	$2,366
i. Variable Universal Life	16,184	15,918	15,959
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$18,551	$18,253	$18,325
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$18,551	$18,253	$18,325

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2020

	Account Value	Cash Value	Reserve

A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$-	$-	$1
b. Universal Life	4,671	4,610	4,843
c. Universal Life with Secondary Guarantees	15,668	13,900	26,244
d. Indexed Universal Life	464	365	631
e. Indexed Universal Life with Secondary Guarantees	1,861	1,574	2,091
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	17,154	17,154	17,221
h. Variable Life	31	15	24
i. Variable Universal Life	3,068	3,048	2,850
j. Miscellaneous Reserves	-	-	6,624
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	3,043
b. Accidental Death Benefits	-	-	8
c. Disability - Active Lives	-	-	34
d. Disability - Disabled Lives	-	-	149
e. Miscellaneous Reserves	-	-	285

(3) Total (gross: direct + assumed)	$42,917	$40,666	$64,048
(4) Reinsurance Ceded	11,657	11,148	20,837

(5) Total (net) (3) - (4)	$31,260	$29,518	$43,211

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$-	$-	$-
i. Variable Universal Life	-	-	-
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$-	$-	$-
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$-	$-	$-

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$2,119	$2,091	$2,118
i. Variable Universal Life	14,302	14,044	14,093
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$16,421	$16,135	$16,211
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$16,421	$16,135	$16,211

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

15. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

The Company sold contracts with GMIB riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

The Company sold contracts with a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets

	December 31,
(in millions)	2021	2020	2021	2020

Group Annuity Contracts (401K)	$111,384	$102,008	$-	$-
Variable and Fixed Annuities	28,057	28,882	18	20
Life Insurance	18,807	16,710	-	-
Fixed Products - Institutional and stable value fund	1,872	2,067	-	-
Fixed Products - Retail	35	29	168	285
Investments - Funds	1,514	1,487	-	-

Total	$161,669	$151,183	$186	$305

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

(in millions)
2021	$164	$51
2020	$177	$61
2019	$196	$67
2018	$210	$54
2017	$220	$62

The Company had the following variable annuities with guaranteed benefits:

	December 31,

	2021	2020

(in millions, except for ages)
Account value	$28,162	$29,088
Amount of reserve held	1,733	2,873
Net amount at risk - gross	3,857	4,757
Weighted average attained age	70	70

The following assumptions and methodology were used to determine the amounts above at December 31, 2021 and 2020:

•	VM-21 is used in both years to determine the aggregate reserve for products falling under the scope.

•	The prescribed Economic Scenario Generator (“ESG”) is used for VM-21 in both years, so there are no calibration criteria requirements.

•

In 2021 and 2020, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

In 2021 and 2020, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money and rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the applicable swap curve at December 31 is used for discounting in both years.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2021	2020

(in millions)
Type of Fund
Equity	$28,328	$26,756
Balanced	8,142	8,257
Bonds	5,297	5,588
Money Market	414	483

Total	$42,181	$41,084

Information regarding the separate accounts of the Company is as follows:

	December 31,
	2021			2020

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

(in millions)
Premiums, deposits and other considerations	$-	$15,562	$15,562	$-	$13,370	$13,370

Reserves for accounts with assets at:
Fair value	332	160,880	161,212	440	150,318	150,758
Amortized cost	-	-	-	-	-	-

Total	$332	$160,880	$161,212	$440	$150,318	$150,758

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31,
	2021			2020

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$157	$1,423	$1,580	$241	$1,590	$1,831
At book value without fair value adjustments and with current surrender charge of 5% or more	-	1,078	1,078	-	1,118	1,118
At fair value	-	156,333	156,333	-	145,636	145,636
At book value without fair value adjustments and with current surrender charge of less than 5%	-	1,761	1,761	-	1,735	1,735

Subtotal	157	160,595	160,752	241	150,079	150,320
Not subject to discretionary withdrawal	175	285	460	199	239	438

Total	$332	$160,880	$161,212	$440	$150,318	$150,758

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2021	2020	2019

(in millions)
Transfers to separate accounts	$16,883	$18,902	$16,277
Transfers from separate accounts	24,937	25,329	23,327

Net transfers to (from) separate accounts	$(8,054)	$(6,427)	$(7,050)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

16. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $29 million, $32 million, and $30 million in 2021, 2020 and 2019, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was not material for the years ended 2021, 2020 and 2019, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $297 million and $333 million at December 31, 2021 and 2020, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2021, 2020 and 2019, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2021 and 2020 was $169 million and $147 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2021 and 2020 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2021, 2020 and 2019, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

17. Lines of Credit, Consumer Notes and Affiliated Debt

Lines of Credit: At December 31, 2021, the Company, JHF LLC, The Manufacturers Life Insurance Company (“MLI”) and Manulife Financial Asia Limited (“MFAL”) share in a loan facility established by Manulife Reinsurance (Bermuda) Limited (“MRBL”) totaling $1 billion, which will expire October 5, 2026. MRBL will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the loan facility agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2021, the Company had no outstanding borrowings under the agreement.

At December 31, 2021, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which will expire in 2023. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2021, the Company had no outstanding borrowings under the agreement.

At December 31, 2021, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2023. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2021. At December 31, 2021, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2021, the Company had a line of credit agreement established with JHS LLC totaling up to $120 million, which was set to expire February 15, 2022. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. At December 31, 2021, the Company had $115 million in outstanding loans to JHS LLC under the agreement with a fair value of $115 million. This loan replaced a senior note receivable for $30 million issued by JHS LLC during 2016, and additional advances of $25 million on February 15, 2017 and $60 million on May 21, 2018. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable annually. The combined interest income on the loans was $2 million and $3 million for the years ended December 31, 2021 and 2020.

Pursuant to a revolving promissory note dated November 2, 2020, the Company entered into a line of credit agreement with John Hancock GA Senior Loan Trust (Delaware) (“SL Trust”) totaling up to $50 million. The term of the line of credit will be one year and is expected to be renewed on an annual basis. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. On December 15, 2021, the line of credit agreement was renewed, and maturity date extended for a period of one year to November 2, 2022. Following the renewal, the interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 54 basis points per annum and is payable quarterly. At December 31, 2021, the Company had $0 million outstanding borrowings under the agreement. This investment is nonadmitted in the Company’s statutory financial statements.

Effective June 30, 2020, the Company entered into a senior loan facility with The Manufacturers Life Insurance Company (“MLI”) and Manulife Financial Asia Limited (“MFAL”). The loan was to be repaid and the facility terminated on or before June 30, 2021. During 2021, the loan facility was renewed and extended to June 30, 2022. Under the terms of the agreement, the Company may loan up to $750 million to MLI and/or MFAL. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR plus 47 basis points per annum. At December 31, 2021, the Company had no outstanding borrowings under the agreement.

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of December 31, 2021 and 2020 was $138 million and $138 million, respectively. Interest ranging from 4.8% to 6.0%. The notes are due in varying amounts to 2032.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Aggregate maturities of consumer notes are as follows: 2022-$13 million; 2023-$33 million; 2024-$33 million; 2025-$0 million; 2026-$0 million; and thereafter $92 million.

Interest expense on consumer notes, included in benefits to policyholders, was $6 million, $8 million, and $4 million in 2021, 2020 and 2019, respectively. Interest paid amounted to $8 million, $8 million, and $6 million in 2021, 2020 and 2019, respectively.

Affiliated Debt: Pursuant to a senior note receivable dated December 9, 2014, the Company had $40 million outstanding with JHS LLC as of December 31, 2016. During 2017, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $25 million with a fair value of $25 million as of December 31, 2017. During 2018, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $10 million with a fair value of $10 million as of December 31, 2018. The senior note was fully repaid on December 9, 2019. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 180 basis points per annum and is payable quarterly. Interest income was $0 million, $0 million, and $0 million for the years ended December 31, 2021, 2020 and 2019, respectively.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2021

	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	5	5	-
(c) Activity stock	18	18	-
(d) Excess stock	-	-	-
(e) Aggregate total	$23	$23	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$500

	December 31, 2020

	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	21	21	-
(c) Activity stock	2	2	-
(d) Excess stock	-	-	-
(e) Aggregate total	$23	$23	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$500

FHLBI membership stock of $5 million and $21 million was classified as not eligible for redemption for the years ended December 31, 2021 and 2020, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table indicates the collateral pledged to the FHLBI at the end of the year:

	December 31, 2021

(in millions)	Fair Value	Carrying Value	Aggregate Total Borrowing

(a) General account	$2,278	$2,031	$500
(b) Separate account	-	-	-

(c) Total collateral pledged	$2,278	$2,031	$500

	December 31, 2020
(in millions)	Fair Value	Carrying Value	Aggregate Total Borrowing

(a) General account	$2,575	$2,191	$500
(b) Separate account	-	-	-

(c) Total collateral pledged	$2,575	$2,191	$500

The following table indicates the maximum collateral pledged to the FHLBI during the year:

	December 31, 2021
(in millions)	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(a) General account	$2,460	$2,159	$500
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$2,460	$2,159	$500

	December 31, 2020
(in millions)	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(a) General account	$2,701	$2,326	$500
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$2,701	$2,326	$500

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table represents the aggregate amount of borrowing from FHLBI at the end of the year:

	December 31, 2021

	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$500	$500	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$500	$500	$-	$-

	December 31, 2020

	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$500	$500	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$500	$500	$-	$-

The maximum amount of aggregate borrowings from FHLBI during 2021 was $500 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

18. Closed Block

The Company operates a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999.

Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed block inure solely to the benefit of policyholders included in the closed block and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed block and the revenues from the closed block business prove to be insufficient to pay the benefits guaranteed in the closed block, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed block liabilities over the closed block assets represents the expected future post-tax contribution from the closed block which may be recognized in income over the period the policies and contracts in the closed block remain in force.

The following table sets forth certain summarized financial information relating to the JHUSA closed block.

	December 31,
	2021	2020

(in millions)
Assets:
Bonds	$1,594	$1,837
Stocks:
Preferred stocks	-	-
Common stocks	-	-
Mortgage loans on real estate	407	391
Real estate	639	640
Cash, cash equivalents and short-term investments	20	12
Policy loans	1,636	1,654
Other invested assets	614	655

Total cash and invested assets	4,910	5,189
Investment income due and accrued	100	99
Premiums due	3	4
Net deferred tax asset	35	36
Other reinsurance receivable	239	25
Other closed block assets	1	2

Total closed block assets	$5,288	$5,355

Obligations:
Policy reserves	4,079	5,040
Policyholders’ and beneficiaries’ funds	53	54
Dividends payable to policyholders	251	274
Policy benefits in process of payment	125	173
Other policy obligations	2	-
Current federal income taxes payable	332	-
Other closed block obligations	195	194

Total closed block obligations	$5,037	$5,735

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

19. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2021 financial statements through March 30, 2022, the date the financial statements were issued.

On November 15, 2021, the Company entered into a Principal Transaction Agreement with Venerable Holdings, Inc. (“Venerable”) to reinsure a block of legacy U.S. variable annuity (“VA”) policies. Under the terms of the agreement the Company will retain responsibility for the maintenance of the policies with no intended impact to VA policyholders. The transaction was structured as coinsurance for the general fund liabilities and modified coinsurance for the separate account liabilities. The Company transferred policy liabilities of $1,709 million and cash paid of $997 million. The Company recorded a pre-tax gain of $711 million and an increase of $562 million to statutory surplus. The transaction was effective on February 1, 2022.

In conjunction with the Venerable agreement, the existing modified coinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force was partially recaptured. The partial recapture resulted in a pre-tax loss of $233 million, including a recapture fee and a decrease to surplus of $201 million, net of tax. The partial recapture was necessary to complete the Venerable agreement because the recaptured policies are the same policies at risk under the Venerable agreement and was effective on February 1, 2022.

Effective December 31, 2021, the Company had a line of credit agreement established with JHS LLC totaling up to $120 million, which would have expired February 15, 2022. The line of credit agreement was extended to February 15, 2032.

A u d i t e d    F i n a n c i a l    S t a t e m e n t s

John Hancock Variable Life Separate Account U of John Hancock Life Insurance Company (U.S.A.)

December 31, 2021

1 of 43

John Hancock Variable Life

Separate Account U

Audited Financial Statements

December 31, 2021

2 of 43

Report of Independent Registered Public Accounting Firm

To the Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of John Hancock Life Insurance Company (U.S.A.) Separate Account U

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise John Hancock Life Insurance Company (U.S.A.) Separate Account U (the “Separate Account”) as of December 31, 2021, and the related statements of operations and changes in contract owners’ equity for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2021, and the results of its operations and changes in contract owners’ equity for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1979.

Boston, Massachusetts

March 30, 2022

3 of 43

Appendix

Subaccounts comprising John Hancock Life

Insurance Company (U.S.A.) Separate Account U

500 Index Fund Series NAV	M Capital Appreciation
Active Bond Trust Series NAV	M International Equity
American Asset Allocation Trust Series I	M Large Cap Growth
American Global Growth Trust Series I	Managed Volatility Balanced Portfolio Series NAV
American Growth Trust Series I	Managed Volatility Conservative Portfolio Series NAV
American Growth-Income Trust Series I	Managed Volatility Growth Portfolio Series NAV
American International Trust Series I	Managed Volatility Moderate Portfolio Series NAV
Blue Chip Growth Trust Series NAV	Mid Cap Growth Trust Series NAV
Capital Appreciation Trust Series NAV	Mid Cap Index Trust Series NAV
Capital Appreciation Value Trust Series NAV	Mid Value Trust Series NAV
Core Bond Trust Series NAV	Money Market Trust Series NAV
Disciplined Value International Trust Series NAV	Opportunistic Fixed Income Trust Series NAV
Emerging Markets Value Trust Series NAV	PIMCO All Asset
Equity Income Trust Series NAV	Real Estate Securities Trust Series NAV
Financial Industries Trust Series NAV	Science & Technology Trust Series NAV
Fundamental All Cap Core Trust Series NAV	Select Bond Trust Series NAV
Fundamental Large Cap Value Trust Series NAV	Short Term Government Income Trust Series NAV
Global Equity Trust Series NAV	Small Cap Index Trust Series NAV
Health Sciences Trust Series NAV	Small Cap Opportunities Trust Series NAV
High Yield Trust Series NAV	Small Cap Stock Trust Series NAV
International Equity Index Series NAV	Small Cap Value Trust Series NAV
International Small Company Trust Series NAV	Small Company Value Trust Series NAV
Investment Quality Bond Trust Series NAV	Strategic Income Opportunities Trust Series NAV
Lifestyle Balanced Portfolio Series NAV	Total Bond Market Series Trust NAV
Lifestyle Conservative Portfolio Series NAV	Total Stock Market Index Trust Series NAV
Lifestyle Growth Portfolio Series NAV	Ultra Short Term Bond Trust Series NAV
Lifestyle Moderate Portfolio Series NAV

4 of 43

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT U

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

			American Asset
	500 Index Fund Series	Active Bond Trust	Allocation Trust	American Global	American Growth	American Growth-
	NAV	Series NAV	Series I	Growth Trust Series I	Trust Series I	Income Trust Series I
Total Assets
Investments at fair value	$138,766,468	$227,855,120	$5,132,527	$1,307,559	$5,378,301	$4,081,724
Policy loans	-	37,101,771	-	-	-	-

Total assets	$138,766,468	$264,956,891	$5,132,527	$1,307,559	$5,378,301	$4,081,724

Units outstanding	1,304,199	270,341	179,195	34,566	71,769	86,723
Unit value	$106.40	$980.08	$28.64	$37.83	$74.94	$47.07

Shares	2,646,700	23,250,524	391,497	60,451	202,878	220,039
Cost	$68,358,369	$222,830,358	$5,101,297	$1,094,009	$4,034,796	$3,761,778

See accompanying notes.

5 of 43

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT U

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	American			Capital Appreciation		Disciplined Value
	International Trust	Blue Chip Growth	Capital Appreciation	Value Trust Series	Core Bond Trust	International Trust
	Series I	Trust Series NAV	Trust Series NAV	NAV	Series NAV	Series NAV
Total Assets
Investments at fair value	$1,247,109	$254,227,225	$49,703,937	$1,774,182	$2,358,810	$9,498,968
Policy loans	-	16,346,796	-	-	-	-

Total assets	$1,247,109	$270,574,021	$49,703,937	$1,774,182	$2,358,810	$9,498,968

Units outstanding	44,710	270,836	597,401	44,497	118,357	432,862
Unit value	$27.89	$999.03	$83.20	$39.87	$19.93	$21.94

Shares	60,657	6,194,621	6,583,303	126,637	181,029	666,127
Cost	$1,174,280	$202,582,193	$43,652,083	$1,574,019	$2,409,334	$8,261,966

See accompanying notes.

6 of 43

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT U

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	Emerging Markets			Fundamental All Cap	Fundamental Large
	Value Trust Series	Equity Income Trust	Financial Industries	Core Trust Series	Cap Value Trust Series	Global Equity Trust
	NAV	Series NAV	Trust Series NAV	NAV	NAV	Series NAV (a)
Total Assets
Investments at fair value	$4,342,341	$51,402,032	$1,927,057	$1,276,926,528	$1,443,436	$1,016,300
Policy loans	-	-	-	122,869,268	-	-

Total assets	$4,342,341	$51,402,032	$1,927,057	$1,399,795,796	$1,443,436	$1,016,300

Units outstanding	291,383	638,602	33,719	1,159,569	34,338	37,562
Unit value	$14.90	$80.49	$57.15	$1207.17	$42.04	$27.06

Shares	413,951	3,111,503	118,079	34,831,602	49,911	40,138
Cost	$3,913,424	$47,350,523	$1,576,782	$679,445,965	$1,023,934	$797,120

	(a) Renamed on April 1, 2021. Previously known as Global Trust Series NAV.

See accompanying notes.

7 of 43

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT U

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

				International Small	Investment Quality
	Health Sciences Trust	High Yield Trust	International Equity	Company Trust Series	Bond Trust Series	Lifestyle Balanced
	Series NAV	Series NAV	Index Series NAV	NAV	NAV	Portfolio Series NAV
Total Assets
Investments at fair value	$8,596,159	$6,159,040	$40,909,666	$513,806	$520,355	$60,018
Policy loans	-	-	2,559,366	-	-	-

Total assets	$8,596,159	$6,159,040	$43,469,032	$513,806	$520,355	$60,018

Units outstanding	67,624	213,849	370,055	20,634	25,581	4,267
Unit value	$127.12	$28.80	$117.47	$24.90	$20.34	$14.07

Shares	268,798	1,184,431	2,021,228	31,933	45,406	3,579
Cost	$7,330,739	$6,301,115	$32,790,383	$429,811	$530,263	$62,076

See accompanying notes.

8 of 43

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT U

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	Lifestyle Conservative	Lifestyle Growth	Lifestyle Moderate	M Capital	M International
	Portfolio Series NAV	Portfolio Series NAV	Portfolio Series NAV	Appreciation	Equity	M Large Cap Growth
Total Assets
Investments at fair value	$99,022	$2,085,573	$14,549	$1,218,826	$575,280	$915,187
Policy loans	-	-	-	-	-	-

Total assets	$99,022	$2,085,573	$14,549	$1,218,826	$575,280	$915,187

Units outstanding	7,737	118,878	1,067	8,390	14,525	7,708
Unit value	$12.80	$17.54	$13.64	$145.27	$39.61	$118.73

Shares	7,033	112,369	920	43,068	39,812	27,021
Cost	$100,721	$2,040,888	$15,274	$1,174,114	$499,405	$734,849

See accompanying notes.

9 of 43

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT U

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	Managed Volatility	Managed Volatility	Managed Volatility	Managed Volatility
	Balanced Portfolio	Conservative Portfolio	Growth Portfolio	Moderate Portfolio	Mid Cap Growth	Mid Cap Index Trust
	Series NAV	Series NAV	Series NAV	Series NAV	Trust Series NAV (b)	Series NAV
Total Assets
Investments at fair value	$279,085,454	$1,148,988	$32,111,208	$3,224,217	$42,559,216	$3,428,667
Policy loans	39,759,109	-	-	-	-	-

Total assets	$318,844,563	$1,148,988	$32,111,208	$3,224,217	$42,559,216	$3,428,667

Units outstanding	2,223,380	52,156	1,245,077	136,913	209,088	72,454
Unit value	$143.41	$22.03	$25.79	$23.55	$203.55	$47.32

Shares	22,291,171	98,288	2,414,377	268,015	2,086,236	137,753
Cost	$258,592,804	$1,137,844	$32,045,809	$3,230,380	$39,735,766	$2,950,373

	(b) Renamed on October 1, 2021. Previously known as Mid Cap Stock Trust Series NAV.

See accompanying notes.

10 of 43

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT U

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

			Opportunistic Fixed			Science &
	Mid Value Trust	Money Market Trust	Income Trust Series		Real Estate Securities	Technology Trust
	Series NAV	Series NAV	NAV	PIMCO All Asset	Trust Series NAV	Series NAV
Total Assets
Investments at fair value	$14,582,377	$42,309,936	$6,214,225	$460,908	$43,476,287	$2,327,522
Policy loans	-	7,894,848	-	-	3,527,526	-

Total assets	$14,582,377	$50,204,784	$6,214,225	$460,908	$47,003,813	$2,327,522

Units outstanding	199,945	842,805	169,694	19,161	83,335	22,563
Unit value	$72.93	$59.57	$36.62	$24.05	$564.03	$103.16

Shares	1,228,507	42,309,936	507,284	39,193	1,594,290	62,317
Cost	$13,057,815	$42,309,936	$6,432,196	$438,458	$27,664,365	$2,272,018

See accompanying notes.

11 of 43

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT U

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

		Short Term		Small Cap
	Select Bond Trust	Government Income	Small Cap Index Trust	Opportunities Trust	Small Cap Stock Trust	Small Cap Value
	Series NAV	Trust Series NAV	Series NAV	Series NAV	Series NAV	Trust Series NAV
Total Assets
Investments at fair value	$408,268	$4,603,999	$3,145,562	$348,488	$38,122,564	$11,609,640
Policy loans	-	-	-	-	-	-

Total assets	$408,268	$4,603,999	$3,145,562	$348,488	$38,122,564	$11,609,640

Units outstanding	29,088	353,666	60,466	9,114	540,771	102,203
Unit value	$14.04	$13.02	$52.02	$38.24	$70.50	$113.59

Shares	29,309	387,542	181,930	10,465	3,623,818	637,192
Cost	$404,692	$4,769,494	$2,765,119	$285,411	$34,960,467	$11,831,990

See accompanying notes.

12 of 43

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT U

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

		Strategic Income		Total Stock Market	Ultra Short Term
	Small Company Value	Opportunities Trust	Total Bond Market	Index Trust Series	Bond Trust Series
	Trust Series NAV	Series NAV	Series Trust NAV	NAV	NAV
Total Assets
Investments at fair value	$520,721	$1,371,863	$15,310,022	$14,767,903	$1,056,151
Policy loans	-	-	-	-	-

Total assets	$520,721	$1,371,863	$15,310,022	$14,767,903	$1,056,151

Units outstanding	11,146	55,052	563,094	74,198	97,753
Unit value	$46.72	$24.92	$27.19	$199.03	$10.80

Shares	41,624	97,781	1,466,477	478,390	94,299
Cost	$456,091	$1,355,002	$15,371,155	$8,665,402	$1,091,870

See accompanying notes.

13 of 43

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT U

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	500 Index Fund Series NAV		Active Bond Trust Series NAV		American Asset Allocation Trust Series I
	2021	2020	2021	2020	2021	2020
Income:
Dividend distributions received	$1,738,365	$1,872,273	$7,551,239	$7,001,969	$78,711	$41,655
Interest on policy loans	-	-	2,351,959	2,580,156	-	-
Expenses:
Mortality and expense risk and administrative charges	(202,351)	(154,318)	(860,594)	(891,310)	-	-
Net investment income (loss)	1,536,014	1,717,955	9,042,604	8,690,815	78,711	41,655

Realized gains (losses) on investments:
Capital gain distributions received	5,151,447	1,926,662	3,520,409	-	201,444	371,502
Net realized gain (loss)	8,119,608	6,040,752	1,782,426	1,685,875	(5,923)	(73,615)
Realized gains (losses)	13,271,055	7,967,414	5,302,835	1,685,875	195,521	297,887
Unrealized appreciation (depreciation) during the period	16,468,856	7,526,542	(13,893,843)	10,995,253	208,432	22,649
Net increase (decrease) in net assets from operations	31,275,925	17,211,911	451,596	21,371,943	482,664	362,191

Changes from principal transactions:
Purchase payments	2,764,936	2,568,231	7,480,055	7,293,080	79,124	59,886
Transfers between sub-accounts and the company	(206,045)	(1,960,264)	1,248,917	(192,511)	1,380,127	150,966
Transfers on general account policy loans	82,084	(290,801)	5,313,871	4,436,175	94,941	(2,018)
Withdrawals	(6,204,631)	(4,288,747)	(14,584,667)	(14,514,050)	(109,149)	(359,416)
Annual contract fee	(3,504,285)	(3,566,648)	(8,314,221)	(8,665,213)	(103,529)	(97,206)
Net change in separate account policy loans	-	-	(5,293,899)	(4,463,382)	-	-
Net increase (decrease) in net assets from principal transactions	(7,067,941)	(7,538,229)	(14,149,944)	(16,105,901)	1,341,514	(247,788)
Total increase (decrease) in net assets	24,207,984	9,673,682	(13,698,348)	5,266,042	1,824,178	114,403
Net assets at beginning of period	114,558,484	104,884,802	278,655,239	273,389,197	3,308,349	3,193,946
Net assets at end of period	$138,766,468	$114,558,484	$264,956,891	$278,655,239	$5,132,527	$3,308,349

	2021	2020	2021	2020	2021	2020
Units, beginning of period	1,376,690	1,488,249	255,411	277,556	132,492	143,285
Units issued	48,138	36,433	33,412	15,964	58,437	11,347
Units redeemed	(120,629)	(147,992)	(18,482)	(38,109)	(11,734)	(22,140)

Units, end of period	1,304,199	1,376,690	270,341	255,411	179,195	132,492

See accompanying notes.

14 of 43

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT U

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	American Global Growth Trust Series I		American Growth Trust Series I		American Growth-Income Trust Series I
	2021	2020	2021	2020	2021	2020
Income:
Dividend distributions received	$-	$399	$19,706	$2,691	$28,755	$40,966
Interest on policy loans	-	-	-	-	-	-
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	-	399	19,706	2,691	28,755	40,966

Realized gains (losses) on investments:
Capital gain distributions received	74,224	49,185	330,986	430,116	190,080	397,759
Net realized gain (loss)	17,786	(394)	66,631	2,579	(20,447)	(34,934)
Realized gains (losses)	92,010	48,791	397,617	432,695	169,633	362,825

Unrealized appreciation (depreciation) during the period	54,170	116,342	527,505	974,175	588,730	(24,294)
Net increase (decrease) in net assets from operations	146,180	165,532	944,828	1,409,561	787,118	379,497

Changes from principal transactions:
Purchase payments	45,975	27,600	97,195	71,373	86,232	80,252
Transfers between sub-accounts and the company	415,149	(45,888)	415,636	53,126	71,122	(41,304)
Transfers on general account policy loans	(1,584)	2,744	(28,945)	423	(32,331)	(5,960)
Withdrawals	(7,606)	(13,717)	(107,245)	242	(91,072)	(25,500)
Annual contract fee	(46,012)	(26,533)	(161,878)	(131,951)	(92,875)	(92,742)
Net change in separate account policy loans	-	-	-	-	-	-
Net increase (decrease) in net assets from principal transactions	405,922	(55,794)	214,763	(6,787)	(58,924)	(85,254)

Total increase (decrease) in net assets	552,102	109,738	1,159,591	1,402,774	728,194	294,243
Net assets at beginning of period	755,457	645,719	4,218,710	2,815,936	3,353,530	3,059,287
Net assets at end of period	$1,307,559	$755,457	$5,378,301	$4,218,710	$4,081,724	$3,353,530

	2021	2020	2021	2020	2021	2020
Units, beginning of period	23,166	25,733	68,425	69,205	88,074	90,879
Units issued	13,432	3,951	7,900	4,081	3,388	3,568
Units redeemed	(2,032)	(6,518)	(4,556)	(4,861)	(4,739)	(6,373)

Units, end of period	34,566	23,166	71,769	68,425	86,723	88,074

See accompanying notes.

15 of 43

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT U

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	American International Trust Series I		Blue Chip Growth Trust Series NAV		Capital Appreciation Trust Series NAV
	2021	2020	2021	2020	2021	2020
Income:
Dividend distributions received	$25,149	$4,063	$-	$-	$-	$-
Interest on policy loans	-	-	962,601	1,042,770	-	-
Expenses:
Mortality and expense risk and administrative charges	-	-	(1,239,785)	(1,031,843)	(193,285)	(146,770)
Net investment income (loss)	25,149	4,063	(277,184)	10,927	(193,285)	(146,770)

Realized gains (losses) on investments:
Capital gain distributions received	2,379	49,274	33,147,361	28,634,570	7,593,720	3,838,497
Net realized gain (loss)	11,585	(1,526)	10,036,415	10,940,659	(1,328,886)	(5,155,762)
Realized gains (losses)	13,964	47,748	43,183,776	39,575,229	6,264,834	(1,317,265)
Unrealized appreciation (depreciation) during the period	(61,480)	102,122	(4,954,072)	20,995,181	586,273	17,754,386
Net increase (decrease) in net assets from operations	(22,367)	153,933	37,952,520	60,581,337	6,657,822	16,290,351

Changes from principal transactions:
Purchase payments	41,430	38,658	4,174,713	3,803,662	891,390	924,014
Transfers between sub-accounts and the company	20,669	5,352	1,634,444	(979,409)	437,004	(1,808,900)
Transfers on general account policy loans	7,086	(128)	1,056,691	(366,777)	(199,441)	(199,349)
Withdrawals	(38,948)	(14,604)	(13,330,058)	(11,282,709)	(1,060,868)	(1,391,926)
Annual contract fee	(38,713)	(36,921)	(7,090,724)	(6,448,071)	(1,064,988)	(1,133,447)
Net change in separate account policy loans	-	-	(1,255,136)	(634,372)	-	-

Net increase (decrease) in net assets from principal transactions	(8,476)	(7,643)	(14,810,070)	(15,907,676)	(996,903)	(3,609,608)
Total increase (decrease) in net assets	(30,843)	146,290	23,142,450	44,673,661	5,660,919	12,680,743
Net assets at beginning of period	1,277,952	1,131,662	247,431,571	202,757,910	44,043,018	31,362,275
Net assets at end of period	$1,247,109	$1,277,952	$270,574,021	$247,431,571	$49,703,937	$44,043,018

	2021	2020	2021	2020	2021	2020
Units, beginning of period	44,987	45,237	284,417	312,660	610,242	676,851
Units issued	3,694	3,714	11,405	6,695	15,992	17,235
Units redeemed	(3,971)	(3,964)	(24,986)	(34,938)	(28,833)	(83,844)

Units, end of period	44,710	44,987	270,836	284,417	597,401	610,242

See accompanying notes.

16 of 43

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT U

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Capital Appreciation Value Trust Series NAV		Core Bond Trust Series NAV		Disciplined Value International Trust Series NAV
	2021	2020	2021	2020	2021	2020
Income:
Dividend distributions received	$13,841	$15,578	$44,437	$54,960	$251,450	$169,754
Interest on policy loans	-	-	-	-	-	-
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	(24,926)	(20,185)
Net investment income (loss)	13,841	15,578	44,437	54,960	226,524	149,569

Realized gains (losses) on investments:
Capital gain distributions received	183,322	115,761	100,319	-	-	-
Net realized gain (loss)	32,249	2,697	2,726	6,496	170,449	(24,835)
Realized gains (losses)	215,571	118,458	103,045	6,496	170,449	(24,835)
Unrealized appreciation (depreciation) during the period	53,815	97,512	(193,871)	130,367	722,280	120,900
Net increase (decrease) in net assets from operations	283,227	231,548	(46,389)	191,823	1,119,253	245,634

Changes from principal transactions:
Purchase payments	28,508	21,290	116,490	96,773	485,393	489,099
Transfers between sub-accounts and the company	(51,958)	177,221	77,568	(14,555)	(94,350)	(61,280)
Transfers on general account policy loans	(34,994)	(4,466)	7,550	(1,339)	(58,546)	(24,840)
Withdrawals	(9,612)	(14,626)	(30,369)	(28,908)	(380,152)	(362,672)
Annual contract fee	(45,488)	(43,947)	(100,093)	(115,210)	(364,641)	(366,834)
Net change in separate account policy loans	-	-	-	-	-	-
Net increase (decrease) in net assets from principal transactions	(113,544)	135,472	71,146	(63,239)	(412,296)	(326,527)

Total increase (decrease) in net assets	169,683	367,020	24,757	128,584	706,957	(80,893)
Net assets at beginning of period	1,604,499	1,237,479	2,334,053	2,205,469	8,792,011	8,872,904
Net assets at end of period	$1,774,182	$1,604,499	$2,358,810	$2,334,053	$9,498,968	$8,792,011

	2021	2020	2021	2020	2021	2020
Units, beginning of period	47,549	43,059	114,788	118,004	452,089	469,781
Units issued	2,451	6,990	8,419	4,841	17,903	24,861
Units redeemed	(5,503)	(2,500)	(4,850)	(8,057)	(37,130)	(42,553)

Units, end of period	44,497	47,549	118,357	114,788	432,862	452,089

See accompanying notes.

17 of 43

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT U

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Emerging Markets Value Trust Series NAV		Equity Income Trust Series NAV		Financial Industries Trust Series NAV
	2021	2020	2021	2020	2021	2020
Income:
Dividend distributions received	$106,057	$86,035	$994,860	$1,196,651	$17,126	$19,405
Interest on policy loans	-	-	-	-	-	-
Expenses:
Mortality and expense risk and administrative charges	(20,138)	(12,876)	(124,964)	(101,899)	-	-
Net investment income (loss)	85,919	73,159	869,896	1,094,752	17,126	19,405
Realized gains (losses) on investments:
Capital gain distributions received	-	-	1,011,361	3,045,242	10,065	132,549
Net realized gain (loss)	191,123	(55,778)	(177,892)	256,536	121,399	(47,623)
Realized gains (losses)	191,123	(55,778)	833,469	3,301,778	131,464	84,926

Unrealized appreciation (depreciation) during the period	272,921	208,906	9,099,286	(4,541,179)	313,087	(110,066)
Net increase (decrease) in net assets from operations	549,963	226,287	10,802,651	(144,649)	461,677	(5,735)

Changes from principal transactions:
Purchase payments	64,696	65,019	1,461,979	1,551,991	67,164	90,463
Transfers between sub-accounts and the company	(864,082)	626,107	(348,909)	(1,545,449)	32,794	(207,497)
Transfers on general account policy loans	(3,443)	(629)	(51,969)	(171,813)	17,221	(421)
Withdrawals	(21,447)	(44,489)	(2,668,574)	(1,937,280)	(80,298)	(55,651)
Annual contract fee	(94,054)	(88,217)	(1,690,571)	(1,723,898)	(79,280)	(77,001)
Net change in separate account policy loans	-	-	-	-	-	-

Net increase (decrease) in net assets from principal transactions	(918,330)	557,791	(3,298,044)	(3,826,449)	(42,399)	(250,107)
Total increase (decrease) in net assets	(368,367)	784,078	7,504,607	(3,971,098)	419,278	(255,842)
Net assets at beginning of period	4,710,708	3,926,630	43,897,425	47,868,523	1,507,779	1,763,621
Net assets at end of period	$4,342,341	$4,710,708	$51,402,032	$43,897,425	$1,927,057	$1,507,779

	2021	2020	2021	2020	2021	2020
Units, beginning of period	349,092	298,445	683,951	753,782	34,219	40,949
Units issued	7,016	77,221	11,571	29,018	13,532	5,576
Units redeemed	(64,725)	(26,574)	(56,920)	(98,849)	(14,032)	(12,306)

Units, end of period	291,383	349,092	638,602	683,951	33,719	34,219

See accompanying notes.

18 of 43

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT U

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Fundamental All Cap Core Trust Series NAV		Fundamental Large Cap Value Trust Series NAV		Global Equity Trust Series NAV
	2021	2020	2021	2020	2021 (a)	2020
Income:
Dividend distributions received	$1,893,344	$3,695,067	$11,939	$13,032	$-	$10,903
Interest on policy loans	7,687,746	8,046,662	-	-	-	-
Expenses:
Mortality and expense risk and administrative charges	(3,637,540)	(2,928,178)	-	-	-	-
Net investment income (loss)	5,943,550	8,813,551	11,939	13,032	-	10,903

Realized gains (losses) on investments:
Capital gain distributions received	94,028,157	26,475,136	168,040	22,610	-	7,333
Net realized gain (loss)	50,329,824	28,445,287	107,170	19,201	13,887	(1,590)

Realized gains (losses)	144,357,981	54,920,423	275,210	41,811	13,887	5,743
Unrealized appreciation (depreciation) during the period	165,573,148	166,418,246	91,252	77,811	169,072	39,789
Net increase (decrease) in net assets from operations	315,874,679	230,152,220	378,401	132,654	182,959	56,435

Changes from principal transactions:
Purchase payments	19,866,688	19,555,257	48,595	51,287	63,642	63,966
Transfers between sub-accounts and the company	(3,718,603)	(4,130,351)	2,734	683	(27,266)	(298)
Transfers on general account policy loans	9,592,379	8,605,988	(15,072)	(22)	(5,113)	(770)
Withdrawals	(64,051,445)	(49,418,230)	(203,381)	(70,842)	(25,497)	(62,579)
Annual contract fee	(38,250,343)	(29,974,168)	(52,290)	(53,926)	(46,652)	(47,068)
Net change in separate account policy loans	(9,841,432)	(9,546,550)	-	-	-	-
Net increase (decrease) in net assets from principal transactions	(86,402,756)	(64,908,054)	(219,414)	(72,820)	(40,886)	(46,749)
Total increase (decrease) in net assets	229,471,923	165,244,166	158,987	59,834	142,073	9,686
Net assets at beginning of period	1,170,323,873	1,005,079,707	1,284,449	1,224,615	874,227	864,541
Net assets at end of period	$1,399,795,796	$1,170,323,873	$1,443,436	$1,284,449	$1,016,300	$874,227

	2021	2020	2021	2020	2021	2020
Units, beginning of period	1,221,874	1,298,622	39,722	42,420	39,201	41,367
Units issued	15,409	21,461	1,113	1,275	2,328	2,147
Units redeemed	(77,714)	(98,209)	(6,497)	(3,973)	(3,967)	(4,313)

Units, end of period	1,159,569	1,221,874	34,338	39,722	37,562	39,201
	(a) Renamed on April 1, 2021. Previously known as Global Trust Series NAV.

See accompanying notes.

19 of 43

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT U

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Health Sciences Trust Series NAV		High Yield Trust Series NAV		International Equity Index Series NAV
	2021	2020	2021	2020	2021	2020
Income:
Dividend distributions received	$-	$-	$311,657	$364,490	$1,079,990	$867,569
Interest on policy loans	-	-	-	-	162,624	146,662
Expenses:
Mortality and expense risk and administrative charges	-	-	(14,073)	(13,449)	(182,562)	(155,054)
Net investment income (loss)	-	-	297,584	351,041	1,060,052	859,177
Realized gains (losses) on investments:
Capital gain distributions received	839,035	773,158	-	-	493,786	334,707
Net realized gain (loss)	59,184	38,964	(69,525)	(211,769)	1,004,776	1,040,892
Realized gains (losses)	898,219	812,122	(69,525)	(211,769)	1,498,562	1,375,599
Unrealized appreciation (depreciation) during the period	27,977	1,011,580	87,577	169,339	414,544	1,337,654
Net increase (decrease) in net assets from operations	926,196	1,823,702	315,636	308,611	2,973,158	3,572,430

Changes from principal transactions:
Purchase payments	162,226	242,388	174,530	191,870	1,411,181	1,382,940
Transfers between sub-accounts and the company	(123,416)	16,576	226,657	(328,806)	157,798	(1,270,986)
Transfers on general account policy loans	95,963	25,409	26,975	(53,793)	43,559	413,346
Withdrawals	(607,261)	(138,850)	(160,120)	(315,461)	(1,642,646)	(1,815,022)
Annual contract fee	(243,017)	(268,602)	(211,580)	(234,072)	(1,379,566)	(1,327,622)
Net change in separate account policy loans	-	-	-	-	(157,723)	(451,531)

Net increase (decrease) in net assets from principal transactions	(715,505)	(123,079)	56,462	(740,262)	(1,567,397)	(3,068,875)

Total increase (decrease) in net assets	210,691	1,700,623	372,098	(431,651)	1,405,761	503,555
Net assets at beginning of period	8,385,468	6,684,845	5,786,942	6,218,593	42,063,271	41,559,716
Net assets at end of period	$8,596,159	$8,385,468	$6,159,040	$5,786,942	$43,469,032	$42,063,271

	2021	2020	2021	2020	2021	2020
Units, beginning of period	73,374	74,440	211,836	241,470	381,442	413,181
Units issued	4,986	6,683	18,148	13,389	13,371	17,538
Units redeemed	(10,736)	(7,749)	(16,135)	(43,023)	(24,758)	(49,277)

Units, end of period	67,624	73,374	213,849	211,836	370,055	381,442

See accompanying notes.

20 of 43

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT U

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	International Small Company Trust Series NAV		Investment Quality Bond Trust Series NAV		Lifestyle Balanced Portfolio Series NAV
	2021	2020	2021	2020	2021	2020
Income:
Dividend distributions received	$6,682	$9,239	$11,987	$14,088	$1,656	$1,623
Interest on policy loans	-	-	-	-	-	-
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	6,682	9,239	11,987	14,088	1,656	1,623
Realized gains (losses) on investments:
Capital gain distributions received	14,510	14,906	12,706	326	6,584	1,972
Net realized gain (loss)	15,183	11,581	8,893	1,836	8,392	(24)
Realized gains (losses)	29,693	26,487	21,599	2,162	14,976	1,948
Unrealized appreciation (depreciation) during the period	28,691	1,680	(40,996)	28,122	(6,993)	3,468
Net increase (decrease) in net assets from operations	65,066	37,406	(7,410)	44,372	9,639	7,039

Changes from principal transactions:
Purchase payments	17,085	17,855	17,598	16,777	6,223	3,627
Transfers between sub-accounts and the company	(21,353)	22,099	(79,266)	144,740	4,081	(21,984)
Transfers on general account policy loans	(4,433)	(29,891)	46,386	(199)	77,275	(32)
Withdrawals	(3,268)	(7,871)	(48,221)	(23,938)	(103,811)	-
Annual contract fee	(20,174)	(18,914)	(25,583)	(21,664)	(1,772)	(1,241)
Net change in separate account policy loans	-	-	-	-	-	-
Net increase (decrease) in net assets from principal transactions	(32,143)	(16,722)	(89,086)	115,716	(18,004)	(19,630)
Total increase (decrease) in net assets	32,923	20,684	(96,496)	160,088	(8,365)	(12,591)
Net assets at beginning of period	480,883	460,199	616,851	456,763	68,383	80,974
Net assets at end of period	$513,806	$480,883	$520,355	$616,851	$60,018	$68,383

	2021	2020	2021	2020	2021	2020
Units, beginning of period	21,970	22,794	29,958	24,281	5,323	7,103
Units issued	959	2,675	5,162	9,115	11,647	544
Units redeemed	(2,295)	(3,499)	(9,539)	(3,438)	(12,703)	(2,324)

Units, end of period	20,634	21,970	25,581	29,958	4,267	5,323

See accompanying notes.

21 of 43

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT U

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Lifestyle Conservative Portfolio Series NAV		Lifestyle Growth Portfolio Series NAV		Lifestyle Moderate Portfolio Series NAV
	2021	2020	2021	2020	2021	2020
Income:
Dividend distributions received	$2,915	$2,116	$48,379	$20,434	$394	$13
Interest on policy loans	-	-	-	-	-	-
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-
Net investment income (loss)	2,915	2,116	48,379	20,434	394	13

Realized gains (losses) on investments:
Capital gain distributions received	2,226	1,539	130,895	36,122	526	-
Net realized gain (loss)	599	163	6,973	(19,396)	29	-
Realized gains (losses)	2,825	1,702	137,868	16,726	555	-

Unrealized appreciation (depreciation) during the period	(3,588)	2,020	(7,306)	16,276	(730)	5

Net increase (decrease) in net assets from operations	2,152	5,838	178,941	53,436	219	18

Changes from principal transactions:
Purchase payments	2,750	1,624	70,500	51,675	337	546
Transfers between sub-accounts and the company	21,391	21,619	986,735	210,049	14,055	-
Transfers on general account policy loans	-	-	(944)	(921)	(573)	-
Withdrawals	-	-	(133)	(350,499)	(12)	-
Annual contract fee	(3,767)	(1,877)	(63,923)	(77,263)	(40)	(1)
Net change in separate account policy loans	-	-	-	-	-	-
Net increase (decrease) in net assets from principal transactions	20,374	21,366	992,235	(166,959)	13,767	545
Total increase (decrease) in net assets	22,526	27,204	1,171,176	(113,523)	13,986	563
Net assets at beginning of period	76,496	49,292	914,397	1,027,920	563	-
Net assets at end of period	$99,022	$76,496	$2,085,573	$914,397	$14,549	$563

	2021	2020	2021	2020	2021	2020
Units, beginning of period	6,153	4,393	59,483	75,987	44	-
Units issued	2,702	2,649	62,514	17,875	1,070	44
Units redeemed	(1,118)	(889)	(3,119)	(34,379)	(47)	-

Units, end of period	7,737	6,153	118,878	59,483	1,067	44

See accompanying notes.

22 of 43

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT U

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	M Capital Appreciation		M International Equity		M Large Cap Growth
	2021	2020	2021	2020	2021	2020
Income:
Dividend distributions received	$-	$-	$13,679	$7,542	$-	$-
Interest on policy loans	-	-	-	-	-	-
Expenses:
Mortality and expense risk and administrative charges	(7,011)	(4,904)	(3,272)	(2,556)	(5,123)	(4,039)
Net investment income (loss)	(7,011)	(4,904)	10,407	4,986	(5,123)	(4,039)

Realized gains (losses) on investments:
Capital gain distributions received	202,256	21,700	-	-	157,164	91,538
Net realized gain (loss)	2,595	(11,907)	3,997	(2,513)	32,299	13,160
Realized gains (losses)	204,851	9,793	3,997	(2,513)	189,463	104,698
Unrealized appreciation (depreciation) during the period	(16,615)	148,229	39,658	36,525	(19,005)	74,250
Net increase (decrease) in net assets from operations	181,225	153,118	54,062	38,998	165,335	174,909

Changes from principal transactions:
Purchase payments	5,434	9,537	5,278	8,430	3,252	6,238
Transfers between sub-accounts and the company	(620)	(1,180)	8,349	1,435	4,286	21,749
Transfers on general account policy loans	4,900	949	4,570	1,043	(27,491)	455
Withdrawals	(3,187)	(232)	(934)	(133)	(2,797)	(292)
Annual contract fee	(40,223)	(25,639)	(20,266)	(16,540)	(42,912)	(19,910)
Net change in separate account policy loans	-	-	-	-	-	-
Net increase (decrease) in net assets from principal transactions	(33,696)	(16,565)	(3,003)	(5,765)	(65,662)	8,240

Total increase (decrease) in net assets	147,529	136,553	51,059	33,233	99,673	183,149
Net assets at beginning of period	1,071,297	934,744	524,221	490,988	815,514	632,365
Net assets at end of period	$1,218,826	$1,071,297	$575,280	$524,221	$915,187	$815,514

	2021	2020	2021	2020	2021	2020
Units, beginning of period	8,632	8,816	14,615	14,824	8,252	8,254
Units issued	102	107	557	397	349	297
Units redeemed	(344)	(291)	(647)	(606)	(893)	(299)

Units, end of period	8,390	8,632	14,525	14,615	7,708	8,252

See accompanying notes.

23 of 43

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT U

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Managed Volatility Balanced Portfolio Series NAV		Managed Volatility Conservative Portfolio Series NAV		Managed Volatility Growth Portfolio Series NAV
	2021	2020	2021	2020	2021	2020
Income:
Dividend distributions received	$7,074,621	$6,693,277	$35,339	$29,985	$707,509	$621,573
Interest on policy loans	2,293,299	2,725,216	-	-	-	-
Expenses:
Mortality and expense risk and administrative charges	(1,566,521)	(1,520,750)	-	-	(39,514)	(41,921)

Net investment income (loss)	7,801,399	7,897,743	35,339	29,985	667,995	579,652

Realized gains (losses) on investments:
Capital gain distributions received	-	13,814,964	-	13,277	-	1,697,059
Net realized gain (loss)	3,780,566	3,565,275	681	(5,380)	(259,808)	(32,889)
Realized gains (losses)	3,780,566	17,380,239	681	7,897	(259,808)	1,664,170
Unrealized appreciation (depreciation) during the period	15,195,177	(20,311,252)	2,815	(7,389)	3,295,990	(2,806,100)
Net increase (decrease) in net assets from operations	26,777,142	4,966,730	38,835	30,493	3,704,177	(562,278)

Changes from principal transactions:
Purchase payments	9,041,040	9,318,979	40,152	43,491	1,368,264	1,465,625
Transfers between sub-accounts and the company	(2,020,851)	(3,682,187)	144,228	(47,906)	530,945	(996,624)
Transfers on general account policy loans	5,457,100	5,409,542	(20,084)	1,101	(21,809)	(94,324)
Withdrawals	(17,528,941)	(17,299,032)	(1,763)	7	(1,285,674)	(1,020,014)
Annual contract fee	(11,027,019)	(11,162,282)	(46,675)	(45,922)	(1,423,670)	(1,394,009)
Net change in separate account policy loans	(5,553,650)	(5,893,246)	-	-	-	-

Net increase (decrease) in net assets from principal transactions	(21,632,321)	(23,308,226)	115,858	(49,229)	(831,944)	(2,039,346)
Total increase (decrease) in net assets	5,144,821	(18,341,496)	154,693	(18,736)	2,872,233	(2,601,624)
Net assets at beginning of period	313,699,742	332,041,238	994,295	1,013,031	29,238,975	31,840,599
Net assets at end of period	$318,844,563	$313,699,742	$1,148,988	$994,295	$32,111,208	$29,238,975

	2021	2020	2021	2020	2021	2020
Units, beginning of period	2,411,565	2,648,301	46,723	49,237	1,287,025	1,380,425
Units issued	54,281	93,674	9,493	1,910	217,825	40,074
Units redeemed	(242,466)	(330,410)	(4,060)	(4,424)	(259,773)	(133,474)

Units, end of period	2,223,380	2,411,565	52,156	46,723	1,245,077	1,287,025

See accompanying notes.

24 of 43

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT U

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Managed Volatility Moderate Portfolio Series NAV		Mid Cap Growth Trust Series NAV		Mid Cap Index Trust Series NAV
	2021	2020	2021(b)	2020	2021	2020
Income:
Dividend distributions received	$88,692	$86,303	$-	$-	$30,548	$39,563
Interest on policy loans	-	-	-	-	-	-
Expenses:
Mortality and expense risk and administrative charges	(13,180)	(11,975)	(146,924)	(111,998)	(4,997)	(3,655)
Net investment income (loss)	75,512	74,328	(146,924)	(111,998)	25,551	35,908
Realized gains (losses) on investments:
Capital gain distributions received	-	154,304	12,084,746	4,833,711	177,550	255,269
Net realized gain (loss)	(15,304)	(53,043)	1,514,068	1,195,849	46,506	(8,372)
Realized gains (losses)	(15,304)	101,261	13,598,814	6,029,560	224,056	246,897
Unrealized appreciation (depreciation) during the period	176,086	(93,107)	(11,897,696)	12,082,378	437,601	49,010
Net increase (decrease) in net assets from operations	236,294	82,482	1,554,194	17,999,940	687,208	331,815

Changes from principal transactions:
Purchase payments	160,638	117,520	622,815	640,426	128,083	129,853
Transfers between sub-accounts and the company	(47,871)	26,220	115,424	(1,059,718)	5,309	(105,573)
Transfers on general account policy loans	(143,319)	(50,579)	(329,857)	(300,662)	(12,886)	(5,586)
Withdrawals	(83,186)	(90,930)	(2,780,986)	(1,471,430)	(163,481)	(49,835)
Annual contract fee	(146,025)	(150,398)	(1,137,916)	(1,099,972)	(106,622)	(99,933)
Net change in separate account policy loans	-	-	-	-	-	-
Net increase (decrease) in net assets from principal transactions	(259,763)	(148,167)	(3,510,520)	(3,291,356)	(149,597)	(131,074)
Total increase (decrease) in net assets	(23,469)	(65,685)	(1,956,326)	14,708,584	537,611	200,741
Net assets at beginning of period	3,247,686	3,313,371	44,515,542	29,806,958	2,891,056	2,690,315
Net assets at end of period	$3,224,217	$3,247,686	$42,559,216	$44,515,542	$3,428,667	$2,891,056

	2021	2020	2021	2020	2021	2020
Units, beginning of period	147,592	154,038	225,995	250,162	76,265	79,837
Units issued	8,073	15,683	3,532	3,203	4,537	5,533
Units redeemed	(18,752)	(22,129)	(20,439)	(27,370)	(8,348)	(9,105)

Units, end of period	136,913	147,592	209,088	225,995	72,454	76,265
	(b) Renamed on October 1, 2021. Previously known as Mid Cap Stock Trust Series NAV.

See accompanying notes.

25 of 43

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT U

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Mid Value Trust Series NAV		Money Market Trust Series NAV		Opportunistic Fixed Income Trust Series NAV
	2021	2020	2021	2020	2021	2020
Income:
Dividend distributions received	$143,182	$193,710	$1,555	$147,219	$182,302	$197,217
Interest on policy loans	-	-	477,442	509,725	-	-
Expenses:
Mortality and expense risk and administrative charges	(35,444)	(28,548)	(251,872)	(265,718)	(14,178)	(14,975)
Net investment income (loss)	107,738	165,162	227,125	391,226	168,124	182,242

Realized gains (losses) on investments:
Capital gain distributions received	664,879	267,590	-	-	244,493	-
Net realized gain (loss)	(130,528)	(547,220)	-	-	18,352	48,629
Realized gains (losses)	534,351	(279,630)	-	-	262,845	48,629
Unrealized appreciation (depreciation) during the period	2,311,872	1,151,467	-	-	(569,544)	487,207
Net increase (decrease) in net assets from operations	2,953,961	1,036,999	227,125	391,226	(138,575)	718,078

Changes from principal transactions:
Purchase payments	321,376	373,208	2,243,581	2,249,644	214,669	215,572
Transfers between sub-accounts and the company	(205,743)	(672,861)	862,919	13,298,295	23,369	190,607
Transfers on general account policy loans	(32,604)	(157,063)	72,572	786,686	1,339,409	(961,217)
Withdrawals	(432,528)	(420,494)	(5,404,988)	(8,969,592)	(175,743)	(1,202,709)
Annual contract fee	(515,878)	(490,505)	(2,083,585)	(2,143,716)	(245,646)	(266,081)
Net change in separate account policy loans	-	-	59,352	(1,057,164)	-	-
Net increase (decrease) in net assets from principal transactions	(865,377)	(1,367,715)	(4,250,149)	4,164,153	1,156,058	(2,023,828)
Total increase (decrease) in net assets	2,088,584	(330,716)	(4,023,024)	4,555,379	1,017,483	(1,305,750)
Net assets at beginning of period	12,493,793	12,824,509	54,227,808	49,672,429	5,196,742	6,502,492
Net assets at end of period	$14,582,377	$12,493,793	$50,204,784	$54,227,808	$6,214,225	$5,196,742

	2021	2020	2021	2020	2021	2020
Units, beginning of period	212,328	239,401	1,073,928	855,753	140,587	199,998
Units issued	4,320	6,534	252,910	682,598	48,090	13,355
Units redeemed	(16,703)	(33,607)	(484,033)	(464,423)	(18,983)	(72,766)

Units, end of period	199,945	212,328	842,805	1,073,928	169,694	140,587

See accompanying notes.

26 of 43

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT U

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	PIMCO All Asset		Real Estate Securities Trust Series NAV		Science & Technology Trust Series NAV
	2021	2020	2021	2020	2021	2020
Income:
Dividend distributions received	$46,559	$15,099	$570,034	$651,631	$-	$-
Interest on policy loans	-	-	199,637	186,940	-	-
Expenses:
Mortality and expense risk and administrative charges	-	-	(171,616)	(149,260)	-	-
Net investment income (loss)	46,559	15,099	598,055	689,311	-	-

Realized gains (losses) on investments:
Capital gain distributions received	-	-	-	3,786,771	460,201	162,053
Net realized gain (loss)	11,888	9,157	1,915,881	1,813,605	92,170	152,834
Realized gains (losses)	11,888	9,157	1,915,881	5,600,376	552,371	314,887
Unrealized appreciation (depreciation) during the period	2,087	(1,190)	11,808,353	(8,378,548)	(363,021)	351,400
Net increase (decrease) in net assets from operations	60,534	23,066	14,322,289	(2,088,861)	189,350	666,287

Changes from principal transactions:
Purchase payments	36,350	31,844	942,172	895,548	68,223	69,274
Transfers between sub-accounts and the company	21,765	(318,945)	165,770	(1,086,725)	223,115	291,930
Transfers on general account policy loans	64,231	(73)	25,295	645,675	58,368	(104,486)
Withdrawals	(68,601)	(12,232)	(2,137,105)	(1,463,688)	(34,655)	(78,247)
Annual contract fee	(24,236)	(27,164)	(1,353,085)	(1,285,351)	(71,991)	(59,536)
Net change in separate account policy loans	-	-	(73,871)	(653,498)	-	-
Net increase (decrease) in net assets from principal transactions	29,509	(326,570)	(2,430,824)	(2,948,039)	243,060	118,935
Total increase (decrease) in net assets	90,043	(303,504)	11,891,465	(5,036,900)	432,410	785,222
Net assets at beginning of period	370,865	674,369	35,112,348	40,149,248	1,895,112	1,109,890
Net assets at end of period	$460,908	$370,865	$47,003,813	$35,112,348	$2,327,522	$1,895,112

	2021	2020	2021	2020	2021	2020
Units, beginning of period	17,868	35,005	87,952	96,908	19,947	18,409
Units issued	5,581	1,492	3,385	2,418	11,585	12,542
Units redeemed	(4,288)	(18,629)	(8,002)	(11,374)	(8,969)	(11,004)

Units, end of period	19,161	17,868	83,335	87,952	22,563	19,947

See accompanying notes.

27 of 43

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT U

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Select Bond Trust Series NAV		Short Term Government Income Trust Series NAV		Small Cap Index Trust Series NAV
	2021	2020	2021	2020	2021	2020
Income:
Dividend distributions received	$11,407	$13,957	$84,744	$92,909	$19,589	$29,127
Interest on policy loans	-	-	-	-	-	-
Expenses:
Mortality and expense risk and administrative charges	-	-	(8,667)	(10,557)	-	-
Net investment income (loss)	11,407	13,957	76,077	82,352	19,589	29,127
Realized gains (losses) on investments:
Capital gain distributions received	1,890	-	-	-	225,050	146,354
Net realized gain (loss)	4,756	5,141	(1,900)	(20,998)	66,722	(8,566)
Realized gains (losses)	6,646	5,141	(1,900)	(20,998)	291,772	137,788
Unrealized appreciation (depreciation) during the period	(22,952)	19,738	(157,453)	94,528	46,277	236,638
Net increase (decrease) in net assets from operations	(4,899)	38,836	(83,276)	155,882	357,638	403,553

Changes from principal transactions:
Purchase payments	17,487	16,926	280,525	296,397	68,005	75,958
Transfers between sub-accounts and the company	18,461	15,681	(300,690)	617,847	361,419	(31,426)
Transfers on general account policy loans	(420)	(159)	(192,898)	(4,922)	(11,420)	(35,471)
Withdrawals	(49,736)	(7,975)	(130,565)	(222,442)	(66,379)	(43,338)
Annual contract fee	(13,271)	(17,302)	(227,610)	(266,603)	(100,419)	(83,018)
Net change in separate account policy loans	-	-	-	-	-	-
Net increase (decrease) in net assets from principal transactions	(27,479)	7,171	(571,238)	420,277	251,206	(117,295)
Total increase (decrease) in net assets	(32,378)	46,007	(654,514)	576,159	608,844	286,258
Net assets at beginning of period	440,646	394,639	5,258,513	4,682,354	2,536,718	2,250,460
Net assets at end of period	$408,268	$440,646	$4,603,999	$5,258,513	$3,145,562	$2,536,718

	2021	2020	2021	2020	2021	2020
Units, beginning of period	31,035	30,334	383,946	361,919	55,875	59,147
Units issued	2,441	5,899	23,335	113,203	10,028	3,522
Units redeemed	(4,388)	(5,198)	(53,615)	(91,176)	(5,437)	(6,794)

Units, end of period	29,088	31,035	353,666	383,946	60,466	55,875

See accompanying notes.

28 of 43

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT U

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Small Cap Opportunities Trust Series NAV		Small Cap Stock Trust Series NAV		Small Cap Value Trust Series NAV
	2021	2020	2021	2020	2021	2020
Income:
Dividend distributions received	$1,794	$1,568	$-	$-	$62,345	$92,638
Interest on policy loans	-	-	-	-	-	-
Expenses:
Mortality and expense risk and administrative charges	-	-	(148,834)	(109,939)	-	-
Net investment income (loss)	1,794	1,568	(148,834)	(109,939)	62,345	92,638
Realized gains (losses) on investments:
Capital gain distributions received	7,078	12,148	5,769,765	3,680,971	97,415	982,093
Net realized gain (loss)	13,308	(15,554)	161,532	(46,072)	(114,074)	(86,188)
Realized gains (losses)	20,386	(3,406)	5,931,297	3,634,899	(16,659)	895,905
Unrealized appreciation (depreciation) during the period	67,815	29,093	(5,396,655)	9,915,441	2,489,541	(1,753,939)
Net increase (decrease) in net assets from operations	89,995	27,255	385,808	13,440,401	2,535,227	(765,396)

Changes from principal transactions:
Purchase payments	16,963	14,336	811,024	871,752	340,997	382,249
Transfers between sub-accounts and the company	(6,320)	17,153	30,141	(799,452)	(56,880)	20,505
Transfers on general account policy loans	(27,657)	1,678	(14,993)	(208,705)	(53,615)	(34,962)
Withdrawals	(1,094)	(21,707)	(1,368,522)	(1,835,447)	(565,557)	(234,035)
Annual contract fee	(11,870)	(10,680)	(979,141)	(1,005,425)	(410,642)	(393,315)
Net change in separate account policy loans	-	-	-	-	-	-
Net increase (decrease) in net assets from principal transactions	(29,978)	780	(1,521,491)	(2,977,277)	(745,697)	(259,558)
Total increase (decrease) in net assets	60,017	28,035	(1,135,683)	10,463,124	1,789,530	(1,024,954)
Net assets at beginning of period	288,471	260,436	39,258,247	28,795,123	9,820,110	10,845,064
Net assets at end of period	$348,488	$288,471	$38,122,564	$39,258,247	$11,609,640	$9,820,110

	2021	2020	2021	2020	2021	2020
Units, beginning of period	9,895	9,820	561,524	623,629	109,186	112,524
Units issued	2,995	1,897	8,134	14,320	1,699	2,986
Units redeemed	(3,776)	(1,822)	(28,887)	(76,425)	(8,682)	(6,324)

Units, end of period	9,114	9,895	540,771	561,524	102,203	109,186

See accompanying notes.

29 of 43

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT U

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Small Company Value Trust Series NAV		Strategic Income Opportunities Trust Series NAV		Total Bond Market Series Trust NAV
	2021	2020	2021	2020	2021	2020
Income:
Dividend distributions received	$1,766	$1,272	$43,885	$17,463	$350,208	$349,695
Interest on policy loans	-	-	-	-	-	-
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	(23,154)	(16,774)
Net investment income (loss)	1,766	1,272	43,885	17,463	327,054	332,921
Realized gains (losses) on investments:
Capital gain distributions received	12,738	25,061	-	-	-	-
Net realized gain (loss)	(36,603)	(89,924)	17,425	1,029	168,170	229,828
Realized gains (losses)	(23,865)	(64,863)	17,425	1,029	168,170	229,828

Unrealized appreciation (depreciation) during the period	131,646	98,133	(47,692)	66,081	(815,667)	549,610
Net increase (decrease) in net assets from operations	109,547	34,542	13,618	84,573	(320,443)	1,112,359

Changes from principal transactions:
Purchase payments	(4,714)	34,272	48,565	35,359	418,058	438,214
Transfers between sub-accounts and the company	(82,807)	18,193	382,001	(97,776)	(680,926)	1,762,839
Transfers on general account policy loans	33,362	(34,059)	656	1,136	(10,367)	1,511
Withdrawals	(2,883)	(1,151)	(71,298)	(21,761)	(357,600)	(1,519,468)
Annual contract fee	(12,461)	(12,480)	(53,601)	(58,395)	(493,090)	(613,757)
Net change in separate account policy loans	-	-	-	-	-	-
Net increase (decrease) in net assets from principal transactions	(69,503)	4,775	306,323	(141,437)	(1,123,925)	69,339
Total increase (decrease) in net assets	40,044	39,317	319,941	(56,864)	(1,444,368)	1,181,698
Net assets at beginning of period	480,677	441,360	1,051,922	1,108,786	16,754,390	15,572,692
Net assets at end of period	$520,721	$480,677	$1,371,863	$1,051,922	$15,310,022	$16,754,390

	2021	2020	2021	2020	2021	2020
Units, beginning of period	12,635	12,675	42,617	48,782	594,942	597,320
Units issued	1,642	2,217	21,748	1,793	126,881	197,246
Units redeemed	(3,131)	(2,257)	(9,313)	(7,958)	(158,729)	(199,624)

Units, end of period	11,146	12,635	55,052	42,617	563,094	594,942

See accompanying notes.

30 of 43

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT U

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Stock Market Index Trust Series NAV		Ultra Short Term Bond Trust Series NAV
	2021	2020	2021	2020
Income:
Dividend distributions received	$154,863	$191,003	$20,741	$18,594
Interest on policy loans	-	-	-	-
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-
Net investment income (loss)	154,863	191,003	20,741	18,594
Realized gains (losses) on investments:
Capital gain distributions received	650,233	928,184	-	-
Net realized gain (loss)	591,995	811,072	(1,606)	(1,548)
Realized gains (losses)	1,242,228	1,739,256	(1,606)	(1,548)
Unrealized appreciation (depreciation) during the period	1,584,869	241,791	(23,193)	(8,576)
Net increase (decrease) in net assets from operations	2,981,960	2,172,050	(4,058)	8,470
Changes from principal transactions:
Purchase payments	382,638	418,711	29,036	17,362
Transfers between sub-accounts and the company	(37,126)	(444,823)	168,915	396,491
Transfers on general account policy loans	(106,592)	(21,560)	(104)	(113)
Withdrawals	(424,437)	(492,269)	(5,121)	-
Annual contract fee	(495,518)	(512,752)	(18,537)	(19,133)
Net change in separate account policy loans	-	-	-	-
Net increase (decrease) in net assets from principal transactions	(681,035)	(1,052,693)	174,189	394,607
Total increase (decrease) in net assets	2,300,925	1,119,357	170,131	403,077
Net assets at beginning of period	12,466,978	11,347,621	886,020	482,943
Net assets at end of period	$14,767,903	$12,466,978	$1,056,151	$886,020

	2021	2020	2021	2020
Units, beginning of period	77,991	86,253	81,668	45,235
Units issued	815	1,882	20,966	47,071
Units redeemed	(4,608)	(10,144)	(4,881)	(10,638)

Units, end of period	74,198	77,991	97,753	81,668

See accompanying notes.

31 of 43

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT U

NOTES TO FINANCIAL STATEMENTS

December 31, 2021

1. Organization

John Hancock Variable Life Separate Account U (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The Account consists of 49 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 4 active sub-accounts that are invested in portfolios of other Non -affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company organized originally under the laws of the State of Maine in 1955 and later in 1992, the Company changed its state of domicile to the State of Michigan. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub - accounts that invest in Portfolios of the Trust may offer 2 classes of units to fund Contracts issued by the Company. These classes, Series I and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I and Series NAV shares of the Trust Portfolio differ in the level of 12b - 1 fees and other expenses assessed against the Portfolio’s assets.

As a result of a portfolio change, the following sub -accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Global Trust Series NAV	Global Equity Trust Series NAV	04/01/2021
Mid Cap Stock Trust Series NAV	Mid Cap Growth Trust Series NAV	10/01/2021

Sub-accounts closed in 2021 are as follows:

Sub-accounts Closed	Effective Date
Managed Volatility Aggressive Portfolio Series NAV	04/23/2021

32 of 43

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT U

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

2. Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2021.

33 of 43

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT U

NOTES TO FINANCIAL STATEMENTS

December 31, 2021

3. Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2021, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4. Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company . Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors, LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

34 of 43

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT U

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

5. Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three -level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.
•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.
•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2021. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Mutual Funds Affiliated	$2,659,081,090	230,058,684	-	2,889,139,774
NonAffiliated	$3,170,201	-	-	3,170,201
Total	$2,662,251,291	230,058,684	-	2,892,309,975

Assets owned by the Account are primarily open -ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments. Investments also include Policy Loans, which are carried at unpaid principle and interest balances. As interest rates on unpaid principal balances are reset monthly based on published rates, policy loans are classified as Level 2, in accordance with ASC 820, as interest rates are considered to be observable inputs.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2021.

35 of 43

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT U

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

6. Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2021 were as follows:

Sub-Account	Purchases	Sales
500 Index Fund Series NAV	$11,200,703	$11,581,184
Active Bond Trust Series NAV	16,474,947	15,119,927
American Asset Allocation Trust Series I	1,943,295	321,627
American Global Growth Trust Series I	554,505	74,360
American Growth Trust Series I	884,572	319,118
American Growth-Income Trust Series I	364,476	204,565
American International Trust Series I	134,474	115,422
Blue Chip Growth Trust Series NAV	37,724,185	19,371,541
Capital Appreciation Trust Series NAV	8,748,948	2,345,419
Capital Appreciation Value Trust Series NAV	282,449	198,829
Core Bond Trust Series NAV	313,001	97,099
Disciplined Value International Trust Series NAV	624,656	810,429
Emerging Markets Value Trust Series NAV	208,264	1,040,675
Equity Income Trust Series NAV	2,832,455	4,249,243
Financial Industries Trust Series NAV	732,289	747,497
Fundamental All Cap Core Trust Series NAV	99,249,320	83,526,683
Fundamental Large Cap Value Trust Series NAV	223,074	262,509
Global Equity Trust Series NAV (a)	56,799	97,685
Health Sciences Trust Series NAV	1,444,378	1,320,850
High Yield Trust Series NAV	820,433	466,386
International Equity Index Series NAV	2,752,952	2,771,414
International Small Company Trust Series NAV	44,801	55,751
Investment Quality Bond Trust Series NAV	129,924	194,316
Lifestyle Balanced Portfolio Series NAV	166,601	176,366
Lifestyle Conservative Portfolio Series NAV	39,492	13,977
Lifestyle Growth Portfolio Series NAV	1,223,658	52,150
Lifestyle Moderate Portfolio Series NAV	15,326	639
M Capital Appreciation	216,045	54,496
M International Equity	35,387	27,984
M Large Cap Growth	205,267	118,890
M Large Cap Value	34,788	73,723
Managed Volatility Aggressive Portfolio Series NAV (b)	67,164	4,717,871
Managed Volatility Balanced Portfolio Series NAV	9,342,305	19,912,874
Managed Volatility Conservative Portfolio Series NAV	239,941	88,744
Managed Volatility Growth Portfolio Series NAV	6,116,249	6,280,198
Managed Volatility Moderate Portfolio Series NAV	273,694	457,945
Mid Cap Growth Trust Series NAV (c)	12,769,230	4,341,927
Mid Cap Index Trust Series NAV	373,339	319,835
Mid Value Trust Series NAV	1,099,036	1,191,795
Money Market Trust Series NAV	5,721,256	10,281,069
Opportunistic Fixed Income Trust Series NAV	2,300,795	732,122
PIMCO All Asset	177,433	101,367
Real Estate Securities Trust Series NAV	1,906,766	3,865,302
Science & Technology Trust Series NAV	1,628,267	925,006
Select Bond Trust Series NAV	47,561	61,743
Short Term Government Income Trust Series NAV	385,772	880,934
Small Cap Index Trust Series NAV	777,844	281,999
Small Cap Opportunities Trust Series NAV	115,493	136,599
Small Cap Stock Trust Series NAV	6,300,156	2,200,718

36 of 43

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT U

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

6. Purchases and Sales of Investments  (continued):

Sub-Account	Purchases	Sales
Small Cap Value Trust Series NAV	$339,127	$925,064
Small Company Value Trust Series NAV	83,318	138,316
Strategic Income Opportunities Trust Series NAV	582,622	232,416
Total Bond Market Series Trust NAV	3,534,722	4,331,593
Total Stock Market Index Trust Series NAV	951,699	827,640
Ultra Short Term Bond Trust Series NAV	247,857	52,928

(a)	Renamed on April 1, 2021. Previously known as Global Trust Series NAV.

(b)	Terminated as an investment option on April 23, 2021. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(c)	Renamed on October 1, 2021. Previously known as Mid Cap Stock Trust Series NAV.

37 of 43

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT U

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

7. Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

	At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)

500 Index Fund Series NAV(*)	2021	1,304	$ 111.18 to $ 95.32	$ 138,766	0.60 % to 0.00%	1.37%	28.36 % to 27.59%
	2020	1,377	86.62 to 74.71	114,558	0.60 to 0.00	1.87	18.14 to 17.43
	2019	1,488	73.32 to 63.62	104,885	0.60 to 0.00	1.75	31.16 to 30.37
	2018	1,579	55.90 to 48.80	84,895	0.60 to 0.00	1.37	-4.64 to -5.21
	2017	1,688	58.62 to 51.48	95,208	0.60 to 0.00	1.77	21.54 to 20.82

Active Bond Trust Series NAV(*)	2021	270	91.78 to 67.42	227,855	0.60 to 0.00	3.26	-0.42 to -1.02
	2020	255	92.17 to 68.12	238,598	0.60 to 0.00	2.98	8.73 to 8.08
	2019	278	84.77 to 63.02	231,442	0.60 to 0.00	2.80	9.29 to 8.64
	2018	300	77.56 to 58.01	223,316	0.60 to 0.00	3.18	-0.55 to -1.14
	2017	297	77.99 to 58.68	237,267	0.60 to 0.00	3.48	4.89 to 4.26

American Asset Allocation Trust Series I(*)	2021	179	28.64 to 28.64	5,133	0.00 to 0.00	2.18	14.71 to 14.71
	2020	132	24.97 to 24.97	3,308	0.00 to 0.00	1.34	12.02 to 12.02
	2019	143	22.29 to 22.29	3,194	0.00 to 0.00	1.41	20.78 to 20.78
	2018	125	18.46 to 18.46	2,307	0.00 to 0.00	1.64	-4.91 to -4.91
	2017	131	19.41 to 19.41	2,547	0.00 to 0.00	1.25	15.79 to 15.79
American Global Growth Trust Series I(*)	2021	35	37.83 to 37.83	1,308	0.00 to 0.00	0.00	16.00 to 16.00
	2020	23	32.61 to 32.61	755	0.00 to 0.00	0.07	29.96 to 29.96
	2019	26	25.09 to 25.09	646	0.00 to 0.00	0.65	34.71 to 34.71
	2018	15	18.63 to 18.63	279	0.00 to 0.00	0.99	-9.37 to -9.37
	2017	3	20.55 to 20.55	71	0.00 to 0.00	0.10	30.92 to 30.92

American Growth Trust Series I(*)	2021	72	74.94 to 74.94	5,378	0.00 to 0.00	0.40	21.55 to 21.55
	2020	68	61.65 to 61.65	4,219	0.00 to 0.00	0.08	51.52 to 51.52
	2019	69	40.69 to 40.69	2,816	0.00 to 0.00	0.85	30.30 to 30.30
	2018	69	31.23 to 31.23	2,141	0.00 to 0.00	0.38	-0.66 to -0.66
	2017	71	31.43 to 31.43	2,228	0.00 to 0.00	0.33	27.86 to 27.86
American Growth-Income Trust Series I(*)	2021	87	47.07 to 47.07	4,082	0.00 to 0.00	0.77	23.61 to 23.61
	2020	88	38.08 to 38.08	3,354	0.00 to 0.00	1.39	13.11 to 13.11
	2019	91	33.66 to 33.66	3,059	0.00 to 0.00	1.65	25.70 to 25.70
	2018	83	26.78 to 26.78	2,219	0.00 to 0.00	1.43	-2.18 to -2.18
	2017	83	27.38 to 27.38	2,266	0.00 to 0.00	1.13	22.03 to 22.03

American International Trust Series I(*)	2021	45	27.89 to 27.89	1,247	0.00 to 0.00	1.93	-1.81 to -1.81
	2020	45	28.41 to 28.41	1,278	0.00 to 0.00	0.39	13.56 to 13.56
	2019	45	25.02 to 25.02	1,132	0.00 to 0.00	1.05	22.40 to 22.40
	2018	38	20.44 to 20.44	775	0.00 to 0.00	2.71	-13.46 to -13.46
	2017	38	23.62 to 23.62	900	0.00 to 0.00	0.91	31.65 to 31.65

Blue Chip Growth Trust Series NAV(*)	2021	271	388.92 to 333.23	254,227	0.60 to 0.00	0.00	16.92 to 16.22
	2020	284	332.65 to 286.73	230,800	0.60 to 0.00	0.00	34.40 to 33.60
	2019	313	247.50 to 214.62	186,502	0.60 to 0.00	0.01	29.83 to 29.05
	2018	336	190.64 to 166.31	153,103	0.60 to 0.00	0.06	2.03 to 1.43
	2017	359	186.84 to 163.97	162,241	0.60 to 0.00	0.11	36.34 to 35.52

Capital Appreciation Trust Series NAV(*)	2021	597	87.45 to 81.34	49,704	0.60 to 0.00	0.00	15.76 to 15.06
	2020	610	75.55 to 70.69	44,043	0.60 to 0.00	0.00	56.29 to 55.36
	2019	677	48.34 to 45.50	31,362	0.60 to 0.00	0.04	32.88 to 32.08
	2018	716	36.38 to 34.45	25,080	0.60 to 0.00	0.34	-0.72 to -1.32
	2017	824	36.64 to 34.91	29,193	0.60 to 0.00	0.10	36.51 to 35.70

Capital Appreciation Value Trust Series NAV(*)	2021	44	39.87 to 39.87	1,774	0.00 to 0.00	0.81	18.16 to 18.16
	2020	48	33.74 to 33.74	1,604	0.00 to 0.00	1.19	17.41 to 17.41
	2019	43	28.74 to 28.74	1,237	0.00 to 0.00	1.56	24.44 to 24.44
	2018	42	23.09 to 23.09	976	0.00 to 0.00	2.62	0.45 to 0.45
	2017	33	22.99 to 22.99	767	0.00 to 0.00	1.58	15.13 to 15.13

Core Bond Trust Series NAV(*)	2021	118	19.93 to 19.93	2,359	0.00 to 0.00	1.90	-1.98 to -1.98
	2020	115	20.33 to 20.33	2,334	0.00 to 0.00	2.40	8.79 to 8.79
	2019	118	18.69 to 18.69	2,205	0.00 to 0.00	2.55	8.33 to 8.33
	2018	127	17.25 to 17.25	2,184	0.00 to 0.00	2.54	-0.54 to -0.54
	2017	134	17.35 to 17.35	2,316	0.00 to 0.00	2.13	3.47 to 3.47

Disciplined Value International Trust Series NAV(*)	2021	433	23.40 to 20.94	9,499	0.60 to 0.00	2.67	13.15 to 12.47
	2020	452	20.81 to 18.50	8,792	0.60 to 0.00	2.22	3.26 to 2.66
	2019	470	20.27 to 17.92	8,873	0.60 to 0.00	2.87	12.40 to 11.74
	2018	499	18.14 to 15.94	8,390	0.60 to 0.00	2.53	-14.96 to -15.47
	2017	533	21.46 to 18.75	10,559	0.60 to 0.00	1.83	17.25 to 16.55

Emerging Markets Value Trust Series NAV(*)	2021	291	15.90 to 14.56	4,342	0.60 to 0.00	2.25	11.25 to 10.59
	2020	349	14.29 to 13.17	4,711	0.60 to 0.00	2.54	3.72 to 3.11
	2019	298	13.78 to 12.77	3,927	0.60 to 0.00	3.26	10.90 to 10.22
	2018	307	12.43 to 11.59	3,653	0.60 to 0.00	3.12	-13.48 to -14.00
	2017	184	14.36 to 13.47	2,571	0.60 to 0.00	1.91	32.67 to 31.89

38 of 43

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT U

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)

Equity Income Trust Series NAV(*)	2021	639	$ 86.01 to $ 73.75	$ 51,402	0.60 % to 0.00%	2.02%	25.49 % to 24.74%
	2020	684	68.54 to 59.12	43,897	0.60 to 0.00	3.06	1.01 to 0.41
	2019	754	67.85 to 58.89	47,869	0.60 to 0.00	2.11	26.47 to 25.71
	2018	787	53.65 to 46.84	39,593	0.60 to 0.00	1.89	-9.52 to -10.05
	2017	851	59.30 to 52.08	47,426	0.60 to 0.00	2.30	16.28 to 15.58

Financial Industries Trust Series NAV(*)	2021	34	57.15 to 57.15	1,927	0.00 to 0.00	0.93	29.70 to 29.70
	2020	34	44.06 to 44.06	1,508	0.00 to 0.00	1.34	2.31 to 2.31
	2019	41	43.07 to 43.07	1,764	0.00 to 0.00	4.48	31.71 to 31.71
	2018	43	32.70 to 32.70	1,394	0.00 to 0.00	1.16	-14.38 to -14.38
	2017	44	38.19 to 38.19	1,664	0.00 to 0.00	1.25	15.29 to 15.29

Fundamental All Cap Core Trust Series NAV(*)	2021	1,160	261.75 to 61.44	1,276,927	0.60 to 0.00	0.16	30.68 to 29.90
	2020	1,222	201.51 to 47.02	1,045,198	0.60 to 0.00	0.42	26.97 to 26.21
	2019	1,299	159.66 to 37.03	878,423	0.60 to 0.00	0.50	36.58 to 35.76
	2018	1,396	117.60 to 27.11	686,704	0.60 to 0.00	0.47	-13.16 to -13.68
	2017	1,506	136.24 to 31.22	840,089	0.60 to 0.00	0.79	27.77 to 27.00

Fundamental Large Cap Value Trust Series NAV(*)	2021	34	42.03 to 42.03	1,443	0.00 to 0.00	0.81	30.00 to 30.00
	2020	40	32.33 to 32.33	1,284	0.00 to 0.00	1.16	12.01 to 12.01
	2019	42	28.87 to 28.87	1,225	0.00 to 0.00	1.22	35.97 to 35.97
	2018	47	21.23 to 21.23	998	0.00 to 0.00	1.17	-17.03 to -17.03
	2017	49	25.59 to 25.59	1,253	0.00 to 0.00	1.75	17.54 to 17.54

Global Equity Trust Series NAV(*)	2021 (e)	38	27.06 to 27.06	1,016	0.00 to 0.00	0.00	21.32 to 21.32
	2020	39	22.30 to 22.30	874	0.00 to 0.00	1.37	6.71 to 6.71
	2019	41	20.90 to 20.90	865	0.00 to 0.00	2.23	16.06 to 16.06
	2018	44	18.01 to 18.01	794	0.00 to 0.00	1.86	-14.42 to -14.42
	2017	49	21.04 to 21.04	1,028	0.00 to 0.00	1.82	18.90 to 18.90

Health Sciences Trust Series NAV(*)	2021	68	127.12 to 127.12	8,596	0.00 to 0.00	0.00	11.23 to 11.23
	2020	73	114.29 to 114.29	8,385	0.00 to 0.00	0.00	27.26 to 27.26
	2019	74	89.80 to 89.80	6,685	0.00 to 0.00	0.00	28.67 to 28.67
	2018	84	69.79 to 69.79	5,851	0.00 to 0.00	0.00	0.76 to 0.76
	2017	87	69.27 to 69.27	6,016	0.00 to 0.00	0.00	27.61 to 27.61

High Yield Trust Series NAV(*)	2021	214	30.52 to 26.48	6,159	0.60 to 0.00	5.25	5.78 to 5.16
	2020	212	28.85 to 25.18	5,787	0.60 to 0.00	6.49	5.77 to 5.13
	2019	241	27.28 to 23.95	6,219	0.60 to 0.00	5.58	15.99 to 15.28
	2018	255	23.52 to 20.78	5,680	0.60 to 0.00	6.22	-3.02 to -3.62
	2017	253	24.25 to 21.56	5,846	0.60 to 0.00	5.51	7.46 to 6.82

International Equity Index Series NAV(*)	2021	370	70.78 to 58.75	40,910	0.60 to 0.00	2.61	7.59 to 6.95
	2020	381	65.78 to 54.93	39,509	0.60 to 0.00	2.54	10.76 to 10.10
	2019	413	59.39 to 49.89	38,700	0.60 to 0.00	2.42	21.44 to 20.71
	2018	430	48.91 to 41.33	33,178	0.60 to 0.00	2.42	-14.10 to -14.61
	2017	400	56.94 to 48.41	38,161	0.60 to 0.00	2.23	27.45 to 26.68

International Small Company Trust Series NAV(*)	2021	21	24.90 to 24.90	514	0.00 to 0.00	1.30	13.77 to 13.77
	2020	22	21.89 to 21.89	481	0.00 to 0.00	2.29	8.41 to 8.41
	2019	23	20.19 to 20.19	460	0.00 to 0.00	2.27	22.71 to 22.71
	2018	24	16.45 to 16.45	392	0.00 to 0.00	1.27	-20.07 to -20.07
	2017	25	20.59 to 20.59	510	0.00 to 0.00	1.53	29.59 to 29.59

Investment Quality Bond Trust Series NAV(*)	2021	26	20.34 to 20.34	520	0.00 to 0.00	2.04	-1.21 to -1.21
	2020	30	20.59 to 20.59	617	0.00 to 0.00	2.70	9.45 to 9.45
	2019	24	18.81 to 18.81	457	0.00 to 0.00	2.80	9.35 to 9.35
	2018	22	17.20 to 17.20	372	0.00 to 0.00	2.70	-0.67 to -0.67
	2017	25	17.32 to 17.32	432	0.00 to 0.00	3.57	4.67 to 4.67

Lifestyle Balanced Portfolio Series NAV(*)	2021	4	14.07 to 14.07	60	0.00 to 0.00	1.51	9.51 to 9.51
	2020	5	12.85 to 12.85	68	0.00 to 0.00	2.42	12.68 to 12.68
	2019	7	11.40 to 11.40	81	0.00 to 0.00	4.07	17.89 to 17.89

Lifestyle Conservative Portfolio Series NAV(*)	2021	8	12.80 to 12.80	99	0.00 to 0.00	3.64	2.94 to 2.94
	2020	6	12.43 to 12.43	76	0.00 to 0.00	3.66	10.80 to 10.80
	2019	4	11.22 to 11.22	49	0.00 to 0.00	4.58	12.53 to 12.53
	2018	2	9.97 to 9.97	19	0.00 to 0.00	5.90	-0.28 to -0.28

Lifestyle Growth Portfolio Series NAV(*)	2021	119	17.54 to 17.54	2,086	0.00 to 0.00	3.18	14.13 to 14.13
	2020	59	15.37 to 15.37	914	0.00 to 0.00	2.73	13.64 to 13.64
	2019	76	13.53 to 13.53	1,028	0.00 to 0.00	1.61	21.52 to 21.52
	2018	129	11.13 to 11.13	1,440	0.00 to 0.00	2.06	-6.08 to -6.08
	2017	167	11.85 to 11.85	1,977	0.00 to 0.00	3.38	16.20 to 16.20

Lifestyle Moderate Portfolio Series NAV(*)	2021	1	13.64 to 13.64	15	0.00 to 0.00	9.55	7.23 to 7.23
	2020 (g)	0	12.72 to 12.72	1	0.00 to 0.00	18.06	12.22 to 12.22

39 of 43

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT U

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)

M Capital Appreciation	2021	8	$ 173.20 to $ 144.97	$ 1,219	0.60 % to 0.00%	0.00	17.74 % to 17.03%
	2020	9	147.11 to 123.87	1,071	0.60 to 0.00	0.00	17.73 to 17.02
	2019	9	124.96 to 105.85	935	0.60 to 0.00	0.31	28.85 to 28.08
	2018	11	96.98 to 82.64	877	0.60 to 0.00	0.31	-14.15 to -14.66
	2017	11	112.96 to 96.84	1,019	0.60 to 0.00	0.00	19.02 to 18.31

M International Equity	2021	15	45.25 to 39.44	575	0.60 to 0.00	2.42	11.04 to 10.38
	2020	15	40.75 to 35.73	524	0.60 to 0.00	1.71	8.90 to 8.24
	2019	15	37.42 to 33.01	491	0.60 to 0.00	2.44	20.32 to 19.61
	2018	22	31.10 to 27.60	616	0.60 to 0.00	1.37	-20.57 to -21.04
	2017	25	39.15 to 34.95	867	0.60 to 0.00	1.72	24.05 to 23.31

M Large Cap Growth	2021	8	148.88 to 118.30	915	0.60 to 0.00	0.00	21.49 to 20.77
	2020	8	122.54 to 97.95	816	0.60 to 0.00	0.00	28.89 to 28.12
	2019	8	95.07 to 76.45	632	0.60 to 0.00	0.00	36.09 to 35.28
	2018	9	69.86 to 56.52	484	0.60 to 0.00	0.00	-4.95 to -5.52
	2017	9	73.50 to 59.82	535	0.60 to 0.00	0.00	38.97 to 38.14

Managed Volatility Balanced Portfolio Series NAV(*)	2021	2,223	25.85 to 23.39	279,085	0.60 to 0.00	2.55	9.88 to 9.22
	2020	2,412	23.52 to 21.42	270,676	0.60 to 0.00	2.57	1.77 to 1.16
	2019	2,648	23.11 to 21.17	285,792	0.60 to 0.00	2.03	18.02 to 17.32
	2018	2,871	19.58 to 18.05	259,106	0.60 to 0.00	2.32	-4.82 to -5.38
	2017	3,101	20.58 to 19.07	293,902	0.60 to 0.00	2.24	14.15 to 13.47

Managed Volatility Conservative Portfolio Series NAV(*)	2021	52	22.03 to 22.03	1,149	0.00 to 0.00	3.14	3.52 to 3.52
	2020	47	21.28 to 21.28	994	0.00 to 0.00	3.13	3.43 to 3.43
	2019	49	20.58 to 20.58	1,013	0.00 to 0.00	2.61	13.51 to 13.51
	2018	47	18.13 to 18.13	852	0.00 to 0.00	2.71	-2.21 to -2.21
	2017	48	18.54 to 18.54	888	0.00 to 0.00	2.30	7.94 to 7.94

Managed Volatility Growth Portfolio Series NAV(*)	2021	1,245	26.28 to 23.78	32,111	0.60 to 0.00	2.24	12.86 to 12.18
	2020	1,287	23.28 to 21.20	29,239	0.60 to 0.00	2.21	-1.37 to -1.96
	2019	1,380	23.61 to 21.62	31,841	0.60 to 0.00	1.80	19.68 to 18.97
	2018	1,438	19.72 to 18.17	27,787	0.60 to 0.00	2.15	-6.56 to -7.11
	2017	1,557	21.11 to 19.56	32,261	0.60 to 0.00	1.98	18.71 to 18.00

Managed Volatility Moderate Portfolio Series NAV(*)	2021	137	25.29 to 22.88	3,224	0.60 to 0.00	2.74	8.02 to 7.38
	2020	148	23.41 to 21.31	3,248	0.60 to 0.00	2.65	3.28 to 2.66
	2019	154	22.67 to 20.76	3,313	0.60 to 0.00	2.11	16.85 to 16.15
	2018	165	19.40 to 17.87	3,049	0.60 to 0.00	2.60	-3.93 to -4.51
	2017	161	20.19 to 18.71	3,109	0.60 to 0.00	2.26	12.02 to 11.34

Mid Cap Growth Trust Series NAV(*)	2021 (f)	209	223.33 to 189.22	42,559	0.60 to 0.00	0.00	3.57 to 2.96
	2020	226	215.62 to 183.78	44,516	0.60 to 0.00	0.00	65.47 to 64.48
	2019	250	130.31 to 111.74	29,807	0.60 to 0.00	0.00	34.64 to 33.83
	2018	274	96.79 to 83.49	24,333	0.60 to 0.00	0.00	-1.54 to -2.13
	2017	301	98.30 to 85.31	27,159	0.60 to 0.00	0.00	28.66 to 27.89

Mid Cap Index Trust Series NAV(*)	2021	72	58.67 to 29.52	3,429	0.60 to 0.00	0.92	24.27 to 23.53
	2020	76	47.21 to 23.90	2,891	0.60 to 0.00	1.65	13.27 to 12.59
	2019	80	41.68 to 21.23	2,690	0.60 to 0.00	1.18	25.72 to 24.96
	2018	89	33.16 to 16.99	2,395	0.60 to 0.00	1.18	-11.45 to -11.98
	2017	88	37.45 to 19.30	2,702	0.60 to 0.00	0.57	15.86 to 15.17

Mid Value Trust Series NAV(*)	2021	200	77.58 to 67.33	14,582	0.60 to 0.00	1.01	24.26 to 23.52
	2020	212	62.43 to 54.51	12,494	0.60 to 0.00	1.76	9.72 to 9.07
	2019	239	56.90 to 49.98	12,825	0.60 to 0.00	1.18	19.49 to 18.77
	2018	256	47.62 to 42.08	11,536	0.60 to 0.00	0.83	-10.68 to -11.22
	2017	270	53.32 to 47.40	13,660	0.60 to 0.00	1.04	11.46 to 10.79

Money Market Trust Series NAV(*)	2021	843	22.04 to 10.46	42,310	0.60 to 0.00	0.00	0.00 to -0.63
	2020	1,074	22.18 to 10.46	46,867	0.60 to 0.00	0.31	0.33 to -0.29
	2019	856	22.24 to 10.43	41,756	0.60 to 0.00	1.96	1.97 to 1.38
	2018	848	21.94 to 10.23	37,432	0.60 to 0.00	1.58	1.60 to 0.98
	2017	1,020	21.73 to 10.07	40,026	0.60 to 0.00	0.63	0.61 to 0.03

Opportunistic Fixed Income Trust Series NAV(*)	2021	170	38.87 to 33.32	6,214	0.60 to 0.00	3.06	-2.06 to -2.65
	2020	141	39.68 to 34.23	5,197	0.60 to 0.00	3.43	13.90 to 13.22
	2019	200	34.84 to 30.23	6,502	0.60 to 0.00	6.51	6.37 to 5.73
	2018	208	32.75 to 28.60	6,355	0.60 to 0.00	2.72	-1.74 to -2.32
	2017	215	33.33 to 29.28	6,724	0.60 to 0.00	2.40	8.71 to 8.06

PIMCO All Asset	2021	19	24.06 to 24.06	461	0.00 to 0.00	10.92	15.90 to 15.90
	2020	18	20.76 to 20.76	371	0.00 to 0.00	4.44	7.74 to 7.74
	2019	35	19.26 to 19.26	674	0.00 to 0.00	3.01	11.44 to 11.44
	2018	28	17.29 to 17.29	477	0.00 to 0.00	2.81	-5.59 to -5.59
	2017	31	18.31 to 18.31	576	0.00 to 0.00	4.20	13.19 to 13.19

40 of 43

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT U

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)

Real Estate Securities Trust Series NAV(*)	2021	83	$ 281.26 to $ 235.43	$ 43,476	0.60 % to 0.00%	1.53%	46.80 % to 45.92%
	2020	88	191.60 to 161.34	31,711	0.60 to 0.00	2.10	-5.58 to -6.15
	2019	97	202.92 to 171.91	36,257	0.60 to 0.00	2.15	29.47 to 28.69
	2018	108	156.74 to 133.58	30,958	0.60 to 0.00	1.68	-3.43 to -4.00
	2017	114	162.30 to 139.15	34,930	0.60 to 0.00	0.56	6.26 to 5.63

Science & Technology Trust Series NAV(*)	2021	23	103.16 to 103.16	2,328	0.00 to 0.00	0.00	8.58 to 8.58
	2020	20	95.00 to 95.00	1,895	0.00 to 0.00	0.00	57.58 to 57.58
	2019	18	60.29 to 60.29	1,110	0.00 to 0.00	0.17	38.09 to 38.09
	2018	21	43.66 to 43.66	909	0.00 to 0.00	0.00	-0.57 to -0.57
	2017	23	43.91 to 43.91	1,015	0.00 to 0.00	0.09	41.21 to 41.21

Select Bond Trust Series NAV(*)	2021	29	14.04 to 14.04	408	0.00 to 0.00	2.69	-1.15 to -1.15
	2020	31	14.20 to 14.20	441	0.00 to 0.00	3.17	9.13 to 9.13
	2019	30	13.01 to 13.01	395	0.00 to 0.00	2.62	9.01 to 9.01
	2018	32	11.94 to 11.94	380	0.00 to 0.00	3.44	-0.38 to -0.38
	2017	37	11.98 to 11.98	438	0.00 to 0.00	2.51	3.65 to 3.65

Short Term Government Income Trust Series NAV(*)	2021	354	18.80 to 11.56	4,604	0.60 to 0.00	1.79	-1.53 to -2.11
	2020	384	19.20 to 11.74	5,259	0.60 to 0.00	1.84	3.65 to 3.04
	2019	362	18.64 to 11.33	4,682	0.60 to 0.00	1.66	3.44 to 2.82
	2018	402	18.13 to 10.95	5,166	0.60 to 0.00	2.10	0.89 to 0.28
	2017	421	18.08 to 10.86	5,414	0.60 to 0.00	1.46	0.62 to 0.02

Small Cap Index Trust Series NAV(*)	2021	60	52.02 to 52.02	3,146	0.00 to 0.00	0.64	14.59 to 14.59
	2020	56	45.40 to 45.40	2,537	0.00 to 0.00	1.47	19.32 to 19.32
	2019	59	38.05 to 38.05	2,250	0.00 to 0.00	1.03	25.07 to 25.07
	2018	62	30.42 to 30.42	1,883	0.00 to 0.00	0.98	-11.31 to -11.31
	2017	63	34.30 to 34.30	2,170	0.00 to 0.00	0.48	14.43 to 14.43

Small Cap Opportunities Trust Series NAV(*)	2021	9	38.24 to 38.24	348	0.00 to 0.00	0.51	31.16 to 31.16
	2020	10	29.15 to 29.15	288	0.00 to 0.00	0.70	9.93 to 9.93
	2019	10	26.52 to 26.52	260	0.00 to 0.00	0.46	25.60 to 25.60
	2018	10	21.11 to 21.11	217	0.00 to 0.00	0.47	-13.81 to -13.81
	2017	10	24.50 to 24.50	253	0.00 to 0.00	0.46	11.18 to 11.18

Small Cap Stock Trust Series NAV(*)	2021	541	77.86 to 66.74	38,123	0.60 to 0.00	0.00	1.27 to 0.66
	2020	562	76.89 to 66.30	39,258	0.60 to 0.00	0.00	51.62 to 50.72
	2019	624	50.71 to 43.99	28,795	0.60 to 0.00	0.00	38.10 to 37.27
	2018	647	36.72 to 32.04	21,733	0.60 to 0.00	0.00	-5.22 to -5.79
	2017	698	38.74 to 34.01	24,815	0.60 to 0.00	0.00	26.70 to 25.94

Small Cap Value Trust Series NAV(*)	2021	102	113.59 to 113.59	11,610	0.00 to 0.00	0.55	26.30 to 26.30
	2020	109	89.94 to 89.94	9,820	0.00 to 0.00	1.13	-6.68 to -6.68
	2019	113	96.38 to 96.38	10,845	0.00 to 0.00	0.64	26.62 to 26.62
	2018	122	76.12 to 76.12	9,282	0.00 to 0.00	0.73	-12.45 to -12.45
	2017	131	86.94 to 86.94	11,409	0.00 to 0.00	1.00	3.79 to 3.79

Small Company Value Trust Series NAV(*)	2021	11	46.72 to 46.72	521	0.00 to 0.00	0.34	22.81 to 22.81
	2020	13	38.04 to 38.04	481	0.00 to 0.00	0.34	9.25 to 9.25
	2019	13	34.82 to 34.82	441	0.00 to 0.00	0.90	25.65 to 25.65
	2018	14	27.71 to 27.71	401	0.00 to 0.00	0.42	-12.93 to -12.93
	2017	14	31.83 to 31.83	456	0.00 to 0.00	0.22	11.58 to 11.58

Strategic Income Opportunities Trust Series NAV(*)	2021	55	24.92 to 24.92	1,372	0.00 to 0.00	3.50	0.95 to 0.95
	2020	43	24.69 to 24.69	1,052	0.00 to 0.00	1.74	8.61 to 8.61
	2019	49	22.73 to 22.73	1,109	0.00 to 0.00	2.83	11.00 to 11.00
	2018	56	20.48 to 20.48	1,143	0.00 to 0.00	3.93	-5.00 to -5.00
	2017	53	21.56 to 21.56	1,151	0.00 to 0.00	3.32	5.66 to 5.66

Total Bond Market Series Trust NAV(*)	2021	563	28.56 to 24.78	15,310	0.60 to 0.00	2.42	-1.86 to -2.44
	2020	595	29.10 to 25.40	16,754	0.60 to 0.00	2.29	7.38 to 6.75
	2019	597	27.10 to 23.80	15,573	0.60 to 0.00	2.41	8.30 to 7.64
	2018	558	25.02 to 22.11	13,569	0.60 to 0.00	2.72	-0.24 to -0.85
	2017	576	25.08 to 22.30	14,047	0.60 to 0.00	2.85	3.34 to 2.71

Total Stock Market Index Trust Series NAV(*)	2021	74	199.04 to 199.04	14,768	0.00 to 0.00	1.12	24.51 to 24.51
	2020	78	159.85 to 159.85	12,467	0.00 to 0.00	1.77	21.50 to 21.50
	2019	86	131.56 to 131.56	11,348	0.00 to 0.00	1.62	29.70 to 29.70
	2018	92	101.44 to 101.44	9,378	0.00 to 0.00	1.22	-5.66 to -5.66
	2017	100	107.52 to 107.52	10,794	0.00 to 0.00	1.37	20.65 to 20.65

Ultra Short Term Bond Trust Series NAV(*)	2021	98	10.80 to 10.80	1,056	0.00 to 0.00	2.28	-0.41 to -0.41
	2020	82	10.85 to 10.85	886	0.00 to 0.00	2.91	1.62 to 1.62
	2019	45	10.68 to 10.68	483	0.00 to 0.00	2.08	3.08 to 3.08
	2018	39	10.36 to 10.36	401	0.00 to 0.00	1.94	1.53 to 1.53
	2017	31	10.20 to 10.20	315	0.00 to 0.00	1.62	0.62 to 0.62

41 of 43

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT U

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

7.	Unit Values (continued):

(*) Sub-account that invests in affiliated Trust .

(a) As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)  These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, ST A, Other)” and “Revenue from Sub-account” (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c) These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest ..

(d) These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account . The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e) Renamed on April 1, 2021. Previously known as Global Trust Series NAV.

(f) Renamed on October 1, 2021. Previously known as Mid Cap Stock T rust Series NAV.

(g) Sub-account available in prior year but no activity.

42 of 43

JOHN HANCOCK VARIABLE LIFE SEPARATE ACCOUNT U

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

8. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9. Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub -account and are reflected as terminations.

JHUSA assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from 0.00% to 0.60% of net assets, depending on the type of policy (excluding policy loans and policies for which no mortality and expense risks are charged ). Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

10. Policy Loans

Policy loans may be held as an investment in the sub -account or in the Company’s general account depending on the terms of the Contracts. Policy loans reported in the Statements of Assets and Liabilities represent policy loan investments of the sub-account and consist of outstanding loans plus accrued interest, where interest is accrued and compounded daily (net of a charge for policy loan administration determined at an annual rate of 0.75% of the aggregate amount of policyholder indebtedness in policy years 1-20 and 0.25% thereafter). Policy loans are fully collateralized by the cash surrender value of the Contracts borrowed against.

The change in separate account policy loans and transfer on general account policy loans reported in the Statements of Operations and Changes in Contract Owners’ Equity represent disbursement or repayment of loans held as an investment in the sub-account or in the Company’s general account, respectively. Sub -account loan investments are funded directly from the sub-account whereas general account loans are funded through interfund transfers with the Company.

43 of 43

PART C
OTHER INFORMATION
Item 30. Exhibits
The following exhibits are filed as part of this Registration Statement:
(a)(1) Resolution of the Board of Directors establishing Separate Account U is incorporated by reference to post-effective amendment number 1, file number 333-164174, filed with the Commission in April 2010.
(2) Resolution of Board of Directors of John Hancock Life Insurance Company (U.S.A.) accepting the intact transfer of John Hancock Variable Life Account U from John Hancock Variable Life Insurance Company, incorporated by reference to the Registrant's Initial Registration Statement filed with the Commission on January 4, 2010.
(b) Not applicable.
(c) (1) Distribution Agreement and Servicing Agreement between John Hancock Distributors and John Hancock Life Insurance Company (U.S.A.) dated February 17, 2009, incorporated by reference to pre-effective amendment number 1, file number 333-157212, filed with the Commission on April 7, 2009.
(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC effective August, 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission on April 26, 2011.
(b) List of third party broker-dealer firms included as Attachment A, filed herewith.
(d)(1) Form of Policy Endorsement for John Hancock Variable Life Insurance Company dated December 31, 2009, incorporated by reference to Registrant's Initial Registration Statement filed with the Commission on January 4, 2010.
Form of Policy Endorsement dated 2009, is incorporated by reference to post-effective amendment number 1, file number 333-164150, filed with the Commission in April 2010.
(2) Form of specimen flexible variable life insurance policy for Medallion Variable Universal Life Edge, incorporated by reference to the initial registration statement, file number 333-164173, filed with the Commission on January 4, 2010.

(3) Form of specimen flexible variable life insurance policy for Medallion Variable Universal Life Edge II, incorporated by reference to the initial registration statement, file number 333-164173, filed with the Commission on January 4, 2010.

(4) Form of specimen Enhanced Cash Value Rider, incorporated by reference to the initial registration statement, file number 333-164173, filed with the Commission on January 4, 2010.

(5) Form of specimen Disability Benefit Rider, incorporated by reference to the initial registration statement, file number 333-164173, filed with the Commission on January 4, 2010.
(6) Form of specimen Age 100 Waiver of Charges Rider, incorporated by reference to the initial registration statement, file number 333-164173, filed with the Commission on January 4, 2010.
(7) Form of specimen Settlement Option Provision Acceleration of Death Benefits for Terminal Illness Rider, incorporated by reference to the initial registration statement, file number 333-164173, filed with the Commission on January 4, 2010.
(8) Form of specimen Acceleration of Life Insurance Death Benefit for Qualified Long-Term Care Services Rider, incorporated by reference to the initial registration statement, file number 333-164173, filed with the Commission on January 4, 2010.

(9) Form of specimen Accidental Benefit Rider, incorporated by reference to the initial registration statement, file number 333-164173, filed with the Commission on January 4, 2010.

(10) Form of specimen Children's Insurance Benefit Rider, incorporated by reference to the initial registration statement, file number 333-164173, filed with the Commission on January 4, 2010.
(11) Form of specimen Disability Benefit Payment of Specified Premium Rider, incorporated by reference to the initial registration statement, file number 333-164173, filed with the Commission on January 4, 2010.
(e) Specimen policy application, incorporated by reference to the initial registration statement, filed with the Commission on January 4, 2010.
(f) (1) Restated Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 30, 1992, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission on April 30, 2007.

(a) Amendment to the Articles of Redomestication of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(b) Amendment to the Articles of Redomestication effective January 1, 2005, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission on April 30, 2007.
(c) Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) dated July 26, 2010, and further amended as of November 20, 2012, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission on April 24, 2013.
(2) By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 2, 1992, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(a) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated June 7, 2000, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(b) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated March 12, 1999, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(c) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission on April 30, 2007.
(d) Amended and Restated By-laws of John Hancock Life Insurance Company (U.S.A.) dated October 23, 2012, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission on April 24, 2013.
(g)(1)The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.
(2) Service Agreement and Indemnity Combination Coinsurance and Modified Coinsurance Agreement of Variable Insurance Policies between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of NewYork, incorporated by reference to the Initial Registration Statement, file number 333-164150, filed with the Commission on January 4, 2010.
(h) (1) Participation Agreement among the Manufacturers Insurance Company (U.S.A.), the Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.
(4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(h)(6) Participation Agreement between Northern Lights Variable Trust and John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, incorporated by reference to post-effective amendment number 12, file number 333-164173, filed with the Commission on April 23, 2021.

(i) (1) Service agreement between Manulife Financial Corporation and the Manufacturers Life Insurance Company (U.S.A.), dated January 1, 2001, incorporated by reference to post-effective amendment number 6, file number 333-179570, filed with the Commission April 28, 2014.
(j) Not applicable.
(k) Opinion and consent of counsel regarding the legality of the securities being registered, incorporated by reference to the initial registration statement, filed with the Commission on January 4, 2010.
(l) Not Applicable.
(m) Not Applicable.
(n) Consent of Independent Registered Public Accounting Firm, filed herewith.
(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment to be filed pursuant to Rule 485(b), filed herewith.
(o) Not Applicable.
(p) Not Applicable.
(q) Memorandum regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the policies, incorporated by reference to PEA number 2, filed number 33-76662, filed April 19, 1996.
(r) Not Applicable.
Powers of Attorney
(i) Powers of Attorney for Craig Bromley, Thomas Borshoff, Paul M. Connolly, Michael Doughty, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John Vrysen, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission on April 24, 2013.
(ii) Power of Attorney for Linda A. Davis Watters, incorporated by reference to post-effective amendment number 10, file number 333-179570, filed with the Commission on April 27, 2017.
(iii) Power of Attorney for Marianne Harrison, incorporated by reference to pre-effective amendment number 1, file number 333-221236, filed with the Commission on December 14, 2017.
(iv) Power of Attorney for Brooks Tingle, incorporated by reference to post-effective amendment number 15, file number 333-193994, filed with the Commission on July 10, 2018.
(v) Powers of Attorney for J. Stephanie Nam, Ken Ross, and Henry H. Wong, incorporated by reference to pre-effective amendment number 1, file number 333-233648, filed with the Commission on December 16, 2019.
(vi) Power of Attorney for Shamus Weiland, incorporated by reference to post-effective amendment number 12, file number 333-164173, filed with the Commission on April 23, 2021.
(vii) Power of Attorney for Thomas Edward Hampton, incorporated by reference to post-effective amendment number 12, file number 333-233647, filed with the Commission on February 24, 2022.
(viii) Power of Attorney for Emanuel Alves, filed herewith.

Item 31. Directors and Officers of the Depositor
OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.):
Name and Principal Business Address	Position with Depositor
Marianne Harrison 200 Berkeley Street Boston, MA 02116	Chair, President & Chief Executive Officer
Emanuel Alves 197 Clarendon Street Boston, MA 02116	Director, Senior Vice President, General Counsel
Paul M. Connolly 75 Indian Spring Road Milton, MA 02186	Director
Thomas Edward Hampton 1900 K Street NW Washington, DC 20006	Director
J. Stephanie Nam 1 West 72nd Street, Apt. 35 New York NY 10023	Director
Ken Ross 200 Berkeley St. Boston, MA 02116	Director, Vice President
Rex Schlaybaugh, Jr. 400 Renaissance Center Detroit, MI 48243	Director
Brooks Tingle 200 Berkeley Street Boston, MA 02116	Director, Senior Vice President
Shamus Weiland 200 Bloor Street E. Toronto, ON M4W 1E5	Director
Henry H. Wong 200 Berkeley Street Boston, MA 02116	Director, Vice President
Executive Vice Presidents
Andrew G. Arnott**
Christopher Paul Conkey**
James D. Gallagher**
Scott S. Hartz**	Chief Investment Officer – U.S. Investments
Halina K. von dem Hagen***	Treasurer
Senior Vice Presidents
John C.S. Anderson**
Michael Biagiotti*
Kevin J. Cloherty**
Peter DeFrancesco*	Head of Digital – Direct to Consumer
Linda Levyne*
Patrick McGuinness*
Joelle Metzman**
Patrick M. Murphy*
Lee Ann Murray**
Sebastian Pariath*
Gaurav Hans Saini*
Martin Sheerin*	Chief Financial Officer
Anthony Teta*
Leo Zerilli**
Vice Presidents
Lynda Abend*
John Addeo**

Name and Principal Business Address	Position with Depositor
Mark Akerson*
Kevin Askew**
Zahir Bhanji***	CFO- JH Insurance
Stephen J. Blewitt**
Alan M. Block**
Jon Bourgault**	Senior Counsel
Paul Boyne**
Ian B. Brodie**
Ted Bruntrager*	CCO & Chief Risk Officer
Grant Buchanan***
Daniel C. Budde**
Robert Burrow**
Jennifer Toone Campanella**
Yan Rong Cao*
Rick A. Carlson**
Patricia Rosch Carrington**
Todd J. Cassler*
Alex Catterick****
Ken K. Cha*
Diana Chan***	Treasury Operations
Eileen Cloherty*	Chief Accountant
William E. Corson**
Kenneth D’Amato*
Kenneth Dai***	Treasury
John J. Danello**
Michelle M. Dauphinais*
Laura David*
Frederick D Deminico**
Jeffrey Duckworth**
Karin Jane Egan*
Jacqueline De Ritis Field*
Marc Feliciano**
Carolyn Flanagan**
Lauren Marx Fleming**
Philip J. Fontana**
Scott Francolini*
Paul Gallagher**
Susan Ghalili*
Marco Giacomelli***
Jeffrey N. Given**
Thomas C. Goggins**
Howard C. Greene**
Len van Greuning*	Chief Information Officer
Erik Gustafson**
Jeffrey Hammer***
Anne Hammer*
Richard Harris***	Appointed Actuary
John Hatch*	Chief Operations Officer
Michael Hession*
Kevin Hill*
James C. Hoodlet*
Sesh Iyengar**
Daniel S. Janis III**
Rishi Kapur***	Treasury
Recep C. Kendircioglu**
Neal P. Kerins*
Hung Ko***
Audrea Laffely*

Name and Principal Business Address	Position with Depositor
Diane R. Landers**
Michael Landolfi**
Julie Law*
Scott Lively**
Jeffrey H. Long**
Jennifer Lundmark*
Edward P. Macdonald**
Patrick MacDonnell**
Nathaniel I. Margolis**
Robert G. Maulden**
John B. Maynard**
Karen McCafferty**
Shawn McCarthy**
Andrew J. McFetridge**
Jonathan McGee**
Kevin McGuire*
Michael McNamara*
Steven E. Medina**
Maureen Milet**	CCO – Investments
Michelle Morey*
Scott Morin*
Catherine Murphy*	Deputy Appointed Actuary
Jeffrey H. Nataupsky**
Scott Navin**
Sinead O’Connor*
Jeffrey Packard**
Gary M. Pelletier**
David Pemstein**
Charlie Philbrook*
Tracey Polsgrove*
Mark Regan*
Todd Renneker**
Sandra Rezendes*
Charles A. Rizzo**
Susan Roberts*
Keri Rogers**
Ian Roke**
Josephine M. Rollka*
Devon Russell*
Colette Sagar*
Thomas Samoluk**
Paul Sanabria**
Emory W. Sanders*
Jeffrey R. Santerre**
Dolores (Dee Dee) Schreitmueller**
Stephen Schuman*
Christopher L. Sechler**
Thomas Shea**
Susan Simi**
Darren Smith**
Jayanthi Srinivasan***
Wilfred Talbot*
Gary Tankersley*
Michelle Taylor-Jones*
William Henry Thompson Jr.*
Nathan Thooft**
Brian E. Torrisi**
Simonetta Vendittelli*	Controller

Name and Principal Business Address	Position with Depositor
Patrick R. Verderico*
Adam Weigold**
Jennifer White*
Adam Wise**
R. Blake Witherington**
Thomas Zakian**
Ross Zilber*
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
Item 32. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.
As of the effective date of the registration statement, the Company and its affiliates are controlled by Manulife Financial Corporation.

MANUFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2021

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Investment Management Holdings (Canada) Inc. (Canada)
Manulife Investment Management Limited (Canada)
BS Services (Bermuda) Limited (Bermuda)
Manulife Investment Management (North America) Limited (Canada)
Manulife Investment Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
PT Asuransi Jiwa Manulife Indonesia (*) (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Myanmar Life Insurance Company Limited (Myanmar)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife International Holdings Limited (Bermuda)
Manulife (International) Limited (Bermuda)
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Life Insurance Company (Japan)
Manulife Investment Management (Japan) Limited (Japan)
Manulife Investment Management International Holdings Limited (Barbados)
Manulife Investment Management (Hong Kong) Limited (Hong Kong)
Manulife Investment Management (Taiwan) Co., Ltd. (Taiwan)
Manulife Investment Management (M) Berhad (Malaysia)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Investment Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Investment Fund Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
John Hancock Variable Trust Advisers LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Manulife Investment Management Timberland and Agriculture Inc. (Delaware)
Manulife Investment Management (US) LLC (Delaware)
John Hancock Investment Management LLC (**) (Delaware)
John Hancock Investment Management Distributors LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Reassurance Company Ltd. (Michigan)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Indirect Control
Direct Control

(*) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by Manulife Financial Asia Limited
(**) The remaining 0.1% equity of John Hancock Investment Management LLC is indirectly held by The Manufacturers Investment Corporation

The reported jurisdiction represents the jurisdiction of incorporation

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 33. Indemnification
The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC (“JH Distributors”) and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless JH Distributors and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriters
(a) Set forth below is information concerning other investment companies for which JH Distributors, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.
Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JH Distributors and the following comprise the Board of Managers and Officers of JH Distributors.
Name	Title
Rick Carlson**	Vice President, US Taxation
James C. Hoodlet*	Director
Jeffrey H. Long**	Chief Financial Officer and Financial Operations Principal
Martin Sheerin*	Director
Gary Tankersley*	Director, President and Chief Executive Officer
Christopher Walker***	Director, Vice President, Investments
Tracy Lannigan**	Corporate Secretary
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

(c) John Hancock Distributors LLC
Compensation received, directly or indirectly, from the Registrant by John Hancock Distributors LLC, the sole principal underwriter of the contracts funded by the Separate Account during the last fiscal year:
(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
John Hancock Distributors LLC	$0	$0	$0	$0
Item 35. Location of Accounts and Records
The information required by this item is included in the most recent Form N-CEN filed with the SEC by the Separate Account.
Item 36. Management Services
All management services contracts are discussed in Part A or Part B.
Item 37. Fee Representation
Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940.
John Hancock Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the policies issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, Commonwealth of Massachusetts, on this 22nd day of April, 2022.
John Hancock Variable Life Account U
(Registrant)
By: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
By: /s/ Marianne Harrison

Marianne Harrison
Principal Executive Officer
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(Depositor)
By: /s/ Marianne Harrison

Marianne Harrison
Principal Executive Officer

Signatures
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of the 22nd day of April, 2022.
Signatures	Title
/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller
/s/ Martin Sheerin Martin Sheerin	Senior Vice President and Chief Financial Officer
/s/ Marianne Harrison Marianne Harrison	Chair, President and Chief Executive Officer
* Emanuel Alves	Director
* Paul M. Connolly	Director
* Thomas Edward Hampton	Director
* J. Stephanie Nam	Director
* Ken Ross	Director
* Rex Schlaybaugh, Jr.	Director
* Brooks Tingle	Director
* Shamus Weiland	Director
* Henry H. Wong	Director
/s/James C. Hoodlet James C. Hoodlet, as Attorney-In-Fact
*Pursuant to Power of Attorney

Supplement Dated April 25, 2022
TO
Prospectuses Dated April 25, 2022

This Supplement is to be distributed with certain prospectuses for variable life insurance policies of John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York.
The prospectuses involved bear the title “Accumulation SVUL,” “Accumulation Variable Universal Life,” “Accumulation Variable Universal Life 08,” “Accumulation Variable Universal Life 2014,” “Accumulation Variable Universal Life 2019,” “Corporate VUL,” “Corporate VUL 05,” “Corporate VUL 08,” “Medallion Variable Universal Life Plus,” “Medallion Variable Universal Life Edge,” “Medallion Variable Universal Life Edge II,” “Medallion Executive Variable Life,” “Medallion Executive Variable Life II,” “Medallion Executive Variable Life III,” “Performance Executive Variable Life,” “Performance Survivorship Variable Universal Life”, “Protection SVUL”, “Protection Variable Universal Life,” “Protection Variable Universal Life 09,” “Protection Variable Universal Life 2012,” “Variable Estate Protection,” “Variable Estate Protection Plus,” and “Variable Estate Protection Edge.” We refer to these prospectuses as the “Product Prospectuses.”
This supplement will be used only with policies sold through the product prospectuses and through registered representatives affiliated with the M Financial Group.

This Supplement is accompanied with a current prospectus for the M Fund, Inc. that contains detailed information about the funds. Be sure to read that prospectus before selecting any of the four additional variable investment options/investment accounts.

AMENDMENT TO PRODUCT PROSPECTUSES
The table in the Appendix of each product prospectus is amended to include the following four additional variable investment options/investment accounts:
Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses*	Average Annual Total Returns (as of 12/31/21)
			1-Year	5-Year	10-Year
Seeks to provide maximum capital appreciation.	M Capital Appreciation Fund M Financial Investment Advisers, Inc./Frontier Capital Management Company, LLC	1.04%	17.74	12.78	14.26
Seeks to provide long-term capital appreciation.	M International Equity Fund M Financial Investment Advisers, Inc./Dimensional Fund Advisors LP	0.69%	11.05	7.47	6.03
Seeks to provide long-term capital appreciation.	M Large Cap Growth Fund M Financial Investment Advisers, Inc./DSM Capital Partners LLC	0.75%	21.49	23.00	18.15
Seeks to provide long-term capital appreciation.	M Large Cap Value Fund M Financial Investment Advisers, Inc./Brandywine Global Investment Management, LLC	0.65%	30.01	9.12	11.27

* The portfolios’ annual expenses may reflect temporary fee or expense waivers or reimbursements.
VL M SUPP (4/2022)
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